Exhibit 10.3

Execution Version

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made as of this 12 day of May, 2022, between ARE-MA REGION NO. 75, LLC, a Delaware limited liability company (“Landlord”), and ENANTA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Building:	The to-be-constructed building in the Project to be located at The Arsenal on the Charles campus, Watertown, Massachusetts 02472 (also known as Building 2) in the general location shown on the plan attached hereto as Exhibit B-2 (the “Project Plan”), in which the Premises are located. Landlord makes no representation that the Project is or will be as shown on the Project Plan, and Landlord has the right to change the Project Plan from time to time in its sole discretion.

Premises:	That portion of the Project consisting of the entire useable area of the second and third floors of the Building (but exclusive of Common Areas), and containing in the aggregate approximately 73,037 rentable square feet, as determined by Landlord, as shown on Exhibit A, subject to adjustment from time to time in accordance with Section 5 and Section 45(o) hereof and in accordance with the definition of Rentable Area of Premises.

Project:	The real property containing the Building in which the Premises are located and other buildings, together with all improvements thereon and appurtenances thereto, such real property being described on Exhibit B-1.

Rentable Area of Premises:	73,037 sq. ft., subject to adjustment from time to time in accordance with Sections 5 and 45(o) hereof.

Tenant acknowledges that the rentable square footage amounts set forth on the first page of this Lease are based on initial estimates from Landlord utilizing the BOMA Modified (as defined below) measurement standard. Accordingly, within ninety (90) days following the Commencement Date, Landlord shall calculate the rentable square footage of the Premises and Building pursuant to, at Landlord’s election, either BOMA Modified or Stevenson Life Science Method (the “Initial Remeasurement”), and deliver to Tenant (A) a statement setting forth any changes to (i) the rentable square footage of the Premises, the Building, or the Project, (ii) the Base Rent, (iii) the Building’s Share of Project, (iv) the Tenant Improvement Allowance, the Supplemental Tenant Improvement Allowance, and the HVAC Systems Allowance, and (v) Tenant’s Share of Operating Expenses, resulting from such changes to or remeasurement of the Premises, the Building, or the other buildings within the Project, and (B) back-up calculations showing any changes to the rentable square footage of the Premises, the Building, or the Project. Landlord’s statement in clause (A) shall be binding on Landlord and Tenant and constitute an amendment to this Lease unless Tenant timely gives written notice to Landlord as set forth below. Tenant shall execute and return an acknowledgement prepared by Landlord of: (1) the rentable square footage of the Premises, the Building, and/or the Project, (2) the Base Rent, (3) the Building’s Share of Project, (4) the Tenant Improvement Allowance, the Supplemental Tenant Improvement Allowance, and the HVAC Systems Allowance, and/or (5) Tenant’s Share of Operating Expenses, resulting from the Initial Remeasurement within 20 days following Landlord’s request. Landlord’s request for such acknowledgement shall contain a notice to Tenant in large bold face type font that Tenant’s failure to contest the Initial Remeasurement within 20 days shall be deemed Tenant’s unconditional

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Execution Version

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and irrevocable acknowledgement and agreement of the facts contained therein, and if Tenant fails to give Landlord written notice of its objections thereto within such 20 day period, Tenant shall be deemed to have unconditionally and irrevocably acknowledged and agreed to the facts contained therein. If there is any disagreement with respect to the facts contained in such acknowledgement of the Initial Remeasurement, then Tenant must raise the same by written notice to Landlord within 20 days of receipt of the statement in clause (A) or Tenant will have irrevocably waived the right to object. Tenant may include in such notice any documentation and evidence that Tenant believes will be useful. Landlord will provide a copy of such documentation and evidence to Landlord’s architect for its consideration and evaluation. Following Landlord’s timely receipt of the objection notice from Tenant, the parties shall reasonably and in good faith discuss such matters, including without limitation, a discussion of the evidence presented by Tenant for consideration; provided that any dispute not resolved by written agreement of Landlord and Tenant will be resolved by Landlord’s architect, whose determination of the rentable square footage of the Premises, the Building, and the Project shall be conclusive, final, and binding on Landlord and Tenant. The Initial Remeasurement by Landlord shall not be considered in lieu of or a waiver of Landlord’s other rights of remeasurement set forth in this Lease.

Rentable Area of Building:	127,564 sq. ft., subject to adjustment from time to time in accordance with Sections 5 and 45(o) hereof and in accordance with the definition of Rentable Area of Premises.

Rentable Area of Project:	1,134,543 sq. ft., subject to adjustment from time to time in accordance with Sections 5 and 45(o) hereof and in accordance with the definition of Rentable Area of Premises

Building’s Share of Project:	11.24%, subject to adjustment from time to time in accordance with Sections 5 and 45(o) hereof and in accordance with the definition of Rentable Area of Premises.

Tenant’s Share of Operating Expenses:	57.26%, subject to adjustment from time to time in accordance with Sections 5 and 45(o) hereof and in accordance with the definition of Rentable Area of Premises.

Base Rent:	$559,950.33 per month (based on $92/RSF annually), subject to adjustment pursuant to Section 4 hereof.

Rent Adjustment Percentage: Three percent (3%)

Rent Commencement Date: 7 months following the Commencement Date, as defined in Section 2.

Security Deposit: $3,359,702.00

Target Delivery Date: October 16, 2023

Base Term:	Beginning on the Commencement Date and ending 120 months from the first day of the first full month following the Rent Commencement Date.

Permitted Use:	General office, laboratory, small-scale assembly in support of laboratory and life science research and development, and life sciences research and development uses, in all such cases consistent with the character of the Project and in compliance with the provisions of Section 7 hereof.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 3

Address for Rent Payment: ARE-MA Region No. 75, LLC JP Morgan Chase P.O. Box 975383 Dallas, TX 75397-5383	Landlord’s Notice Address: c/o Alexandria Real Estate Equities, Inc. 26 North Euclid Avenue Pasadena, CA 91101 Attention: Corporate Secretary

Tenant’s Notice Address:

Before the Commencement Date:

Enanta Pharmaceuticals, Inc.

500 Arsenal Street, Watertown, MA 02472

Attention: Chief Executive Officer

After the Commencement Date:

Enanta Pharmaceuticals, Inc.

400 Talcott Avenue, Watertown, MA 02472

Attention: Chief Executive Officer

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

EXHIBIT A – PREMISES DESCRIPTION

EXHIBIT B-1 – DESCRIPTION OF PROJECT

EXHIBIT B-2 – PROJECT PLAN

EXHIBIT C – WORK LETTER

EXHIBIT D – ACKNOWLEDGEMENT OF COMMENCEMENT DATE

EXHIBIT E – RULES AND REGULATIONS

EXHIBIT F – REMOVABLE INSTALLATIONS

EXHIBIT G – DESIGNATED ROOF TOP AREA

EXHIBIT H – IDENTIFICATION OF EAST GARAGE

EXHIBIT I – DESCRIPTION OF TENANT’S USE AT 500 ARSENAL

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord.

The portions of the Project which from time to time are for the non-exclusive use of Tenant and one or more other tenants of the Project or other third parties are collectively referred to herein as the “Common Areas.” The Common Areas include, without limitation, to the extent any exist from time to time and are generally available to all tenants: (a) the common lobbies, hallways, stairways, and elevators providing access to the Premises, (b) the common chases and conduits, mechanical and utility rooms, and trash enclosures located within the Building, (c) the common loading areas located in and serving the Building, and (d) pedestrian sidewalks, and landscaped areas serving the Project. The Common Areas include, without limitation, the various amenities, amenities facilities, and buildings or other improvements containing the same located in, on or otherwise serving the Project, if any, as may exist from time to time and be available for use by Tenant and one or more other tenants of the Project or other third parties (“Amenities”). Amenities may include, by way of example, things such as business centers, conference centers, restaurants or gyms and other athletic facilities. It is understood that Landlord may contract with or arrange for affiliates or third parties to provide Amenities rather than providing the same itself. In either case, the cost thereof will be included in Operating Expenses (or paid by Tenant to such affiliates or third parties.) Notwithstanding anything contained in this Lease to the contrary and for the avoidance of doubt,

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

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however, Landlord has no obligation to provide, and if provided has no obligation to continue to provide, any Amenities or other Common Areas, other than reasonable access to the Premises, any parking required by the terms of this Lease to be available to Tenant and reasonable access to the loading docks at the Building. Tenant shall have access to the loading docks during business hours and the Premises and the Building twenty-four (24) hours per day seven (7) days per week during the Term of this Lease, except in the case of emergencies or Force Majeure (as defined in Section 34 below), as the result of governmental action or Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or other work, any other temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Premises; Commencement Date.

Landlord shall use reasonable efforts to Deliver the Premises to Tenant on or before the Target Delivery Date, with Landlord’s Work Substantially Completed. If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 120 days following the Target Delivery Date for any reason other than Force Majeure delays and Tenant Delays, then Tenant shall be entitled to a day for day abatement of Base Rent for each day that the delay in delivery continues from and including the 120th day after the Target Delivery Date (as such Target Delivery Date is extended for Force Majeure delays and Tenant Delays) through the earlier of Delivery or the 210th day after the Target Delivery Date (as such Target Delivery Date is extended for Force Majeure delays and Tenant Delays). If Landlord does not Deliver the Premises within 210 days of the Target Delivery Date for any reason other than Force Majeure delays and Tenant Delays, then this Lease may be terminated by Tenant by written notice (given no later than 10 business days after the expiration of the 210 day period (as so extended)) to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), and any prepaid Base Rent shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If Tenant does not elect to terminate this Lease by written notice within such 10 business day period, then such right to terminate this Lease shall be waived and this Lease shall remain in full force and effect. As used herein, the terms “Deliver,” “Delivery,” “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. Notwithstanding anything to the contrary contained herein and for the avoidance of any doubt, the termination rights provided for in this paragraph shall terminate on the Commencement Date.

The “Commencement Date” shall be the earliest of: (i) the date Landlord Delivers the Premises and access thereto to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays, and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease, and (if timely and properly exercised) the Extension Term that Tenant may elect pursuant to Section 40 hereof.

Tenant shall accept the Premises in their condition as of the Commencement Date, subject to Landlord’s obligation to correct defects in Landlord’s Work to the extent set forth in the next grammatical paragraph and Section 13 hereof. Landlord shall have no obligation for any defects in the Premises other than to correct defects in Landlord’s Work to the extent set forth in the next grammatical paragraph and Section 13 hereof. Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and (except for Landlord’s obligation to correct defects in Landlord’s Work to the extent set forth in the next grammatical paragraph) that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 5

If, within twelve (12) months after the Commencement Date (or such longer period as such item is covered by the construction warranties for the Landlord’s Work), Tenant notifies Landlord of any defects in Landlord’s Work (as defined in the Work Letter), then Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible to correct such defects in Landlord’s Work constructed and installed by Landlord, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost. Landlord shall have no other obligations to correct defects in Landlord’s Work except as may be set forth in this grammatical paragraph and in Section 13 hereof.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use, provided the foregoing shall not be construed to derogate from Landlord’s obligation to correct defects in construction as and to the extent set forth in the immediately preceding grammatical paragraph. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent (i.e., the Base Rent due for the first full month following the Rent Commencement Date) and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

In addition to the Tenant Improvement Allowance (as defined in the Work Letter), Landlord shall, if Tenant so requests in writing and subject to the terms of the Work Letter, make available to Tenant the Supplemental Tenant Improvement Allowance (as defined in the Work Letter). Commencing on the Rent Commencement Date and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Supplemental Tenant Improvement Allowance actually funded by Landlord, if any, as Additional Rent in equal monthly payments with interest at a rate of 8% per annum over the portion of the Base Term following the Rent Commencement Date, which interest shall begin to accrue on the date Tenant draws the Supplemental Tenant Improvement Allowance. Any of the Supplemental Tenant Improvement Allowance and applicable interest remaining unpaid as of the expiration or earlier termination of this Lease shall be paid to Landlord in a lump sum at the expiration or earlier termination of this Lease.

(b) Additional Rent. In addition to Base Rent, commencing on the Rent Commencement Date, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of Operating Expenses and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the Rent Commencement Date, or, if the Rent Commencement Date is not the first day of a calendar month,

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 6

then the first day of the first full calendar month following the Rent Commencement Date, during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to such Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of Operating Expenses of the Annual Estimate; provided that if an Annual Estimate or updated Annual Estimate is delivered less than 30 days prior to the next installment coming due, Tenant may pay such installment at the existing rate, and commence paying based on the new rate (together with a retroactive payment of any increase not paid) on the next following payment date. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means: (A) all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building, including, without duplication, Taxes (as defined in Section 9), capital repairs, improvements and replacements (provided the capital repair, improvement or replacement is either required by Legal Requirements or an interpretation thereof first enacted or imposed after the Commencement Date or intended to reduce Operating Expenses or to satisfy Landlord’s obligations under the Lease) amortized over the lesser of 10 years and the useful life of such capital items, administrative rent in the amount of 2% of the then applicable Base Rent, and the cost of upgrades to the Building or enhanced services provided at the Building that are intended to encourage social distancing (also referred to as physical distancing), promote and protect health and physical well-being, and/or prevent or limit the spread or transmission of communicable diseases and/or viruses of any kind or nature, including, without limitation, COVID-19 (collectively, “Infectious Conditions”)(provided capital items shall be amortized as set forth above), and (B) the Building’s Share of Project of all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (other than those costs and expenses specific to the Building or any other building not containing Amenities), including, without duplication, costs and expenses related to the use, ownership, operation, management, maintenance, and repair (but not the original construction or development) of the Amenities and other Common Areas (including for the avoidance of doubt, payment or reimbursement by Landlord to affiliates of Landlord or third parties for market rent paid by such affiliates or third parties to Landlord for Amenity space and the difference between commercially reasonable market office rent and reduced rent or other concessions or subsidies provided to third parties providing Amenities), Taxes, capital repairs, improvements and replacements (provided the capital repair, improvement or replacement is either required by Legal Requirements or an interpretation thereof first enacted or imposed after the Commencement Date or intended to reduce Operating Expenses or to satisfy Landlord’s obligations under the Lease) amortized over the lesser of 10 years and the useful life of such capital items, and the cost of upgrades to the Project or enhanced services provided at the Project that are intended to encourage social distancing (also referred to as physical distancing), promote and protect health and physical well-being, and/or prevent or limit the spread or transmission of Infectious Conditions; provided, however, the portion of Tenant’s Share of Operating Expenses constituting the cost to operate, manage, maintain and repair the Amenities at the Project shall be capped at the Amenity Cap Amount (as defined below) per rentable square foot of the Premises for each calendar year during the Term (and prorated for partial calendar years at the beginning or end of the Term). The “Amenity Cap Amount” shall be $2.50 per rentable square foot of Premises for the partial calendar year following the Commencement Date and $2.50 per rentable square foot of Premises for each full calendar year during the Term. For the avoidance of doubt, costs related to the Shuttle Service (as defined in Section 41 of this Lease) are not costs that are subject to, or count against, the Amenity Cap Amount. The only Amenities for which a separate use fee may be charged to Tenant in addition to inclusion of the costs and expenses thereof in Operating Expenses are related to the use of any conference facility or fitness center (if a conference facility or fitness center is created and available); provided that so long as Tenant does not utilize more than its proportionate amount of conference room time, a usage charge will not be imposed for the use of a conference room; however,

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 7

Tenant will be obligated to pay for services rendered, such as set up, tear down, food, beverage and AV. No membership fee will be charged for any fitness facility (or for basic offerings normally included in a membership fee), but Landlord or its affiliates or third parties retained by Landlord may charge a separate fee for additional services, if available, such as personal trainers or wellness clinics. Operating Expenses shall exclude only:

(i) the original design and construction costs of the Project, Landlord’s Work, and renovation prior to the date of this Lease and costs of correcting defects in such original construction or renovation;

(ii) capital expenditures for expansion of the Project;

(iii) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(iv) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(v) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(vi) legal and other expenses incurred in the negotiation or enforcement of leases;

(vii) costs of completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(viii) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(ix) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project (if assigned in part, then prorated accordingly);

(x) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(xi) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(xii) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(xiii) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

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Execution Version

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(xiv) amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(xv) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(xvi) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(xvii) costs incurred in the sale or refinancing of the Project or any portion thereof;

(xviii) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(xix) reserves;

(xx) costs of utilities or other costs if such utilities or other costs are paid for directly or as a charge or reimbursement separate from Operating Expenses by Tenant or other tenants of the Property;

(xxi) expenses actually reimbursed to Landlord by warranties, insurance and the like;

(xxii) costs and expenses of remediating, investigating, or monitoring Hazardous Materials on, under or about the Project as of the date of this Lease and related fines or penalties; and

(xxiii) janitorial services except for Common Areas (including Amenities) and the Premises, if applicable.

“Tenant’s Share of Operating Expenses” shall be the percentage set forth on the first page of this Lease as Tenant’s Share of Operating Expenses as reasonably adjusted by Landlord from time to time following changes to or remeasurement of the Premises, the Building or other buildings within the Project occurring from time to time. Any such remeasurement of a building within the Project shall be performed by Landlord in accordance with, at Landlord’s election, either (x) the Standard Method for Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-2017), as customarily modified by Landlord for laboratory properties in the Cambridge/Watertown market (“BOMA Modified”) or (y) the Stevenson Life Science Method, both of which includes, for the avoidance of doubt, a portion of the floor area for the Acid Neutralization System (as defined below) within the rentable square footage of the Premises. Landlord may equitably increase Tenant’s Share of Operating Expenses for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses, and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required not to exceed 180 days), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total of actual Operating Expenses and resulting Tenant’s Share of

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 9

Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If the actual Tenant’s Share of Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant to Landlord as Rent within 30 days after delivery of such Annual Statement to Tenant. If, however, Tenant’s payments of Operating Expenses for such year exceed the actual Tenant’s Share of Operating Expenses for such year, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due to Landlord. Landlord’s and Tenant’s obligations to pay any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease. The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 60-day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses or the basis for particular costs or line items included in the Annual Statement or missing or insufficient information, Landlord will provide Tenant with access to Landlord’s books and records relating to the Operating Expenses and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). For the avoidance of doubt, if Landlord provides to Tenant a supplement to the Annual Statement (the “Supplement”), the 60-day period for Tenant to reasonably and in good faith question or contest the accuracy of an item in the Supplement shall commence upon Tenant’s receipt of the Supplement. If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have a reputable independent public accounting firm selected by Tenant, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall be in Landlord’s sole discretion, except in the event such firm is one of the four largest, or a reputable regional, public accounting firm in the United States, Landlord’s approval shall not be unreasonably withheld or delayed) (the “Independent Accountant”), audit and/or review (the “Independent Review”) the Expense Information for the year in question. The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due to Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5%, then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, those items of Operating Expenses for the Building for such year which vary based upon occupancy level shall be equitably extrapolated, per line item, to equal the amount of Operating Expenses that would have been incurred for such year had the Building been 95% occupied on average during such year; provided Landlord shall in no event be entitled to collect more than Landlord’s actual Operating Expenses for such year. In addition, if the Project outside the Building is not at least 95% occupied on average during any year of the Term, those items of Operating Expenses for Common Areas and Amenities outside of the Building for such year which vary based upon occupancy level shall be equitably extrapolated, per line item, to equal the amount of Operating Expenses that would have been incurred for such year had the Project been 95% occupied on average during such year; provided Landlord shall in no event be entitled to collect more than Landlord’s actual Operating Expenses for such year.

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s

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obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution having offices in the Commonwealth of Massachusetts (the “Commonwealth”) satisfactory to Landlord, and (v) redeemable by presentation of a sight draft at an office of the financial institution in the Commonwealth. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. Any cash proceeds of the Letter of Credit following a draw by the Landlord (the “Cash Proceeds”) are property of the Landlord, and Tenant shall have no right in the Security Deposit or the Letter of Credit other than the right to a return of the Letter of Credit when both this Lease has terminated and Tenant’s obligations under this Lease have been completely fulfilled as set forth herein.

The Security Deposit and the Letter of Credit and Cash Proceeds shall be held by Landlord without obligation for interest thereon as security for the performance of all of Tenant’s obligations under this Lease. The Security Deposit and the Letter of Credit and the Cash Proceeds are not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of Default (as defined in Section 20), Landlord may use and apply all or part of the Security Deposit and the Letter of Credit and the Cash Proceeds, without notice to or any action by Tenant or any other person or entity, to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon such use or application, Tenant shall have no right whatsoever to any amount so used or applied. Landlord’s right to use and apply the Security Deposit and the Letter of Credit and the Cash Proceeds under this Section 6 includes the right to use and apply the Security Deposit and the Letter of Credit and the Cash Proceeds to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use or application of all or any portion of the Security Deposit and the Letter of Credit or the Cash Proceeds, Tenant on demand shall pay Landlord the amount, or provide Landlord a replacement Letter of Credit meeting the foregoing criteria, that will restore the Security Deposit to its original amount. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit and the Letter of Credit and the Cash Proceeds shall be deemed to be applied first to the obligations of Tenant arising for periods prior to the filing of such proceedings. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. The Security Deposit and the Letter of Credit and the Cash Proceeds, after deducting therefrom all amounts to which Landlord has used or applied in accordance with this Lease, or to which Landlord is entitled under the provisions of this Lease, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease. For the avoidance of doubt, no portion of the Security Deposit and the Letter of Credit and the Cash Proceeds shall be returned to Tenant until both this Lease has terminated and Tenant’s obligations under this Lease have been completely fulfilled as set forth herein.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either, at Landlord’s election in its sole discretion, (a) transfer any Security Deposit and the Letter of Credit and the Cash Proceeds then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6 after deducting therefrom all amounts to which Landlord has used or applied in accordance with this Lease, or to which Landlord is entitled under the provisions of this Lease, or (b) return to Tenant any Security Deposit and the Letter of Credit and the Cash Proceeds then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit and the Letter of Credit and the Cash Proceeds to Tenant, Landlord shall have no further obligation with respect to the Security Deposit and the Letter of Credit and the Cash Proceeds, and, in the event of a transfer, Tenant’s right to the return of the Security Deposit and the Letter of Credit and the Cash Proceeds shall apply solely against Landlord’s transferee.

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7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants, requirements and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof (collectively, “Legal Requirements” and each, a “Legal Requirement”), including, without limitation, (i) the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”), and (ii) all restrictions, requirements and provisions set forth in the record documents identified in Section 44 and/or imposed by Governmental Authorities (as defined in Section 9) having jurisdiction, including, without limitation, those related to the historical significance of, and historical activity on, the Project. It is agreed Landlord’s Work will be constructed in accordance with the Work Letter. Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority having jurisdiction to be a violation of a Legal Requirement; provided, however, that so long as no Tenant Default is continuing, Tenant may contest the application of any Legal Requirement against Tenant in good faith and in accordance with Legal Requirements, so long as such contest does not adversely affect the Project, subject the Project to a lien, or subject Landlord or the Project to any risk of liability. Tenant shall indemnify, defend and hold harmless Landlord and Landlord Indemnified Parties against any claim, damage, cost, or loss resulting from such a contest. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar Legal Requirement governing accessibility. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord which consent will not be unreasonably withheld or delayed. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share of Operating Expenses as usually furnished for the Permitted Use.

Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees, at Tenant’s expense, to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith (which cooperation may include, but shall not be limited to, Tenant complying with certain standards pertaining to the purchase of materials used in connection with any approved Alterations undertaken by the Tenant in the Premises, the sharing of documentation pertaining to any such Alterations undertaken by Tenant in the Premises with Landlord, the sharing of information regarding utility consumption, the sharing of Tenant’s billing information pertaining to trash removal and recycling related to Tenant’s operations at the Project).

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and

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provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease, except that the monthly Base Rent shall be equal to 150% of the Base Rent in effect during the last 30 days of the Term, (plus 100% of all Additional Rent due under this Lease), and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including, if Tenant has not vacated the Premises within thirty days, consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Except as set forth below in this Section 9, Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed on the Project by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project; provided however, that Taxes shall not include fees, permit fees, inspection fees, or other authorization fees, linkage or other exactions required to be paid to obtain governmental entitlements for the development or redevelopment of the Project or charges to the extent applicable to the development, redevelopment, or installation of off-site infrastructure improvements required for the development or redevelopment of the Project (as opposed to ongoing maintenance or operational fees, charges or expenses associated therewith which may be included as part of Operating Expenses). Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be made on a fair and equitable basis, and shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. Landlord shall allocate Taxes among all buildings, including the Building, in a fair and equitable manner determined by Landlord.

10. Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder (including, without

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limitation Landlord’s rights set forth in Section 45(o)), Tenant shall have the right to park, at a rate of 2.0 cars per 1,000 rentable square feet of the Premises, in those areas of the Project designated by Landlord for non-reserved parking, subject to Landlord’s rules and regulations, for the avoidance of doubt, such parking shall be on a first-come-first-served, non-exclusive basis. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Landlord reserves the right, but not the obligation, to dictate specific locations of the Project that Tenant is permitted to use for its parking rights under this Section 10. Further, if Landlord, having no obligation to do so, grants dedicated parking spaces or priority parking rights within the East garage of the Project on a non-temporary basis to any existing or future office or lab tenant leasing less than one hundred thousand rentable square feet within the Project (excluding leases to Bright Horizons (or any other day care operator within the Project) and Athenahealth, Inc., or their successors or assignees), then, subject to applicable Legal Requirements, Force Majeure, a Taking, and the exercise by Landlord of its rights hereunder (including, without limitation Landlord’s rights set forth in Section 45(o)), Tenant shall be granted ten (10) dedicated parking spaces in the East garage (“Reserved Parking”) during the remainder of the Term that the East garage exists, such spaces to be in such location as Landlord may designate and relocate from time to time. Such ten (10) Reserved Parking spaces will be part of (and counted against) Tenant’s other parking rights hereunder. If Landlord grants Tenant Reserved Parking pursuant to the foregoing provisions, then, at Tenant’s election, to the extent permitted by Legal Requirements, and subject to Landlord’s prior written approval of size, location, design, and manner of attachment, Tenant may install (at Tenant’s sole cost and expense) signage designating such Reserved Parking as reserved for the use of Tenant. For the avoidance of doubt and notwithstanding the description of the Reserved Parking as “exclusive”, Landlord shall not be responsible for erecting signage identifying the Reserved Parking or enforcing Tenant’s Reserved Parking rights or Tenant’s other parking rights against any third parties, including other tenants of the Project (it being understood, however, that Tenant may undertake reasonable enforcement measures, provided the same are done in compliance with all Legal Requirements and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions, costs, claims, damages and expenses related to or arising from such enforcement measures). The East garage is the parking garage identified as such on Exhibit H attached hereto.

If, at any time during the Term, the Project is subject to a transportation demand management plan (“TDMP”) setting forth requirements related to the Project, Tenant (at its sole cost and expense) shall comply with such TDMP as it relates to tenants, occupants and parkers (as opposed to requirements that are only capable of being performed by the Owner of the Project). As of the date hereof, the Project is subject to that certain Transportation Demand Management Program dated June 2021 (as amended from time to time, the “Existing TDMP”). Tenant shall, at Tenant’s sole cost and expense, for as long as the Existing TDMP remains applicable to the Project, comply with the Existing TDMP as applicable to the Project, including without limitation,: (i) offer a subsidized transportation benefit to all employees in accordance with the terms of the Existing TDMP; (ii) offer a subsidy to a bike share service to all employees in accordance with the terms of the Existing TDMP; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) at Landlord’s request, meet with Landlord and/or its representatives to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Project; (vii) reasonably cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the Existing TDMP; (viii) offer an emergency ride home (“ERH”) through the Transportation Demand Management Coordinator and Watertown Transportation Management Association (as defined in the Existing TDMP), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week; and (ix) otherwise reasonably cooperate with Landlord in encouraging employees to seek alternate modes of transportation. Landlord shall provide Tenant with a copy of the Existing TDMP and any future TDMP’s. Landlord encourages Tenant to (x) implement a Commuter Choice Program and the MBTA’s “Perq for Work” program (formerly known as the Corporate Pass Plan), and (y) offer employee work schedules that are flexible so as to be consistent with public transportation schedules and, to the extent permitted by corporate policies, allow employees the opportunity to work from home as a way to eliminate vehicle trips to the campus.

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11. Utilities, Services.

(a) Utilities, Janitorial Services. Landlord shall provide, subject to the terms of this Section 11, (i) facilities for water (domestic water, non-potable water, tepid water, and chilled and hot water for HVAC ), electricity, supply air and exhaust air, heat, light, power, sewer, and other utilities (including natural gas and fire sprinklers to the extent the Building is plumbed for such services) (collectively, “Utilities”); (ii) refuse and trash collection and janitorial services for the Common Areas of the Building (collectively, “Janitorial Services”); and (iii) landscaping and removal of accumulations of leaves, dirt, ice and snow from driveways and walkways. Utilities shall be installed as set forth in accordance with the Work Letter. Landlord shall pay (except as otherwise expressly set forth herein), subject to Tenant’s reimbursement obligation or inclusion of such costs as Operating Expenses in accordance with Section 5, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon, as well as the cost for Janitorial Services and the items under (iii). As of the Commencement Date, Landlord shall cause all Utilities to the Premises to be separately metered, check-metered, or charged directly to Tenant by the provider. Beginning on the Rent Commencement Date, Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term; provided that Tenant’s obligation to pay for separately metered, jointly metered or check-metered electricity to the Premises shall commence as of the Commencement Date. Landlord may cause, at Tenant’s expense, the Janitorial Services to be separately charged or charged directly to Tenant by the provider, in which case, Tenant shall pay directly to the Janitorial Services provider, prior to delinquency, any separately charged Janitorial Services. Beginning on the Rent Commencement Date, Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered or check-metered Utilities based upon consumption and all charges for Janitorial Services to the Common Areas that are not separately charged, as reasonably determined by Landlord. No interruption or failure of Utilities or Janitorial Services, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or, except as provided in subparagraph (b) below, the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Tenant shall be responsible for obtaining and paying for its own sufficient and proper janitorial services for the Premises. Utilities shall be available to the Premises 24 hours per day, 7 days per week, except in the case of emergencies, as the result of Legal Requirements, the failure of any Utility provider to provide such Utilities, Force Majeure or any temporary interruption due to the performance by Landlord or any Utility provider of any installation, maintenance or repairs or any other temporary interruptions. The foregoing shall not derogate from Landlord’s obligation to provide certain notices to Tenant as set forth in Section 13. Tenant shall, at its sole cost and expense, obtain and pay for sufficient and proper janitorial services for the Premises.

(b) Service Interruptions. Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services and Utilities, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services or Utilities. For purposes hereof, the term “Essential Services” shall mean the following services: water, sewer (but excluding the Acid Neutralization System), natural gas, electricity, and HVAC, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

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(c) Emergency Generators. Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide an emergency generator designed to provide approximately 4 watts per useable square foot of the Premises based on customary diversity measures (Tenant acknowledging that such generator(s) may serve both Tenant and other tenants, and one or more other generators may be designated for the exclusive use of others from time to time during the Term), and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of non-emergency replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall use commercially reasonable efforts to provide Tenant with reasonable notice (not less than 48 hours) prior to any planned period of replacement, repair or maintenance of the emergency generators that Landlord believes will cause the same to be unavailable for more than 24 hours. Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant acknowledges and agrees that (x) in connection with the proper verification of loads and maintenance of the emergency generators, that power will need to be transferred during routine testing, and (y) Tenant is responsible for cooperating with Landlord or Landlord’s third party contractor with respect to scheduling such routine tests and checking its own equipment loads as it operates during load transfer periods. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed. Reference is made to Section 42 with respect to Tenant’s ability to place certain equipment on the roof.

(d) Usage Data. Tenant agrees to provide Landlord with access to Tenant’s water and energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses, in accordance with Section 5.

(e) Acid Neutralization System. Landlord shall provide Tenant with access to and the right to connect its laboratory plumbing to an acid neutralization system (“Acid Neutralization System”) to be constructed by Landlord in accordance with the Work Letter, pursuant to the terms and conditions of this Lease. Tenant acknowledges and agrees that the Acid Neutralization System shall be shared with other tenants of the Building, if any, and/or the Project, as applicable. Tenant shall pay its share of ongoing operation costs of the Acid Neutralization System as an Operating Expense in accordance with the provisions of Section 5, as allocated by Landlord among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenants. Landlord’s sole obligations for providing the Acid Neutralization System, or any acid neutralization system facilities, to Tenant shall be (the “Acid Neutralization Obligations”) to (i) use reasonable efforts to obtain and maintain the permit required from the Massachusetts Water Resources Authority for discharge through the Acid Neutralization System (the “Discharge Permit”), provided that Tenant cooperates with Landlord and provides all information and documents necessary in connection with the Discharge Permit; and (ii) contract with a third party to maintain the Acid Neutralization System as per the manufacturer’s standard maintenance guidelines. Notwithstanding anything herein to the contrary, if the Acid Neutralization System must be replaced and the cost thereof is not included in such third party maintenance contract, then, Landlord shall replace the Acid Neutralization System, it being acknowledged, however, that Tenant shall be responsible for its share of all costs incurred in connection therewith as an Operating Expense, such costs to be amortized as set forth in Section 5.

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Tenant shall be solely responsible for the use of the Acid Neutralization System by Tenant and all Tenant Parties, and Tenant shall be jointly and severally responsible for the use of the Acid Neutralization System with the other user tenants (except in the event that Tenant demonstrates to Landlord’s reasonable satisfaction that neither Tenant nor any Tenant Party caused, contributed to or exacerbated the matter for which Tenant would otherwise be responsible but for this exception). Tenant shall use, and cause other parties under its control or for which it is responsible to use, the Acid Neutralization System in accordance with this Lease and in accordance with all applicable Legal Requirements, the Discharge Permit and any permits and approvals from Governmental Authorities for or applicable to Tenant’s use of the Acid Neutralization System. Tenant shall not take any action or make any omission that would result in a violation of the Discharge Permit or any other permit or Legal Requirements applicable to the Acid Neutralization System. The scope of the Decommissioning and HazMat Closure Plan (as defined in Section 28 of this Lease) shall include all actions for the proper cleaning, decommissioning and cessation of Tenant’s use of the Acid Neutralization System, and all requirements under this Lease for the surrender of the Premises shall also apply to Tenant’s cessation of use of the Acid Neutralization System, in each case whether at Lease expiration, termination or prior thereto (but Tenant shall not be required to complete the decommissioning of the Acid Neutralization System if other tenants or occupants will continue to use the same after the expiration or earlier termination of this Lease, nor shall Tenant be responsible for or bear any costs of decommissioning arising from the use of the Acid Neutralization System by any party other than Tenant and the Tenant Parties; it being agreed that if multiple tenants use the Acid Neutralization System, then Landlord shall be responsible for completing the decommissioning thereof, provided that if the Acid Neutralization System is taken out of operation and decommissioned during the Term or within ninety (90) days following the end of the Term or earlier termination of this Lease, Tenant shall pay to Landlord within thirty (30) days after invoice therefor Tenant’s share of the reasonable, actual costs of decommissioning based on the ratio of the rentable square footage of the Premises to the rentable square footage of the Premises and the premises of all other user tenants). The obligations of Tenant under this Lease with respect to the Acid Neutralization System shall be joint and several with such other tenants as aforesaid, except in the event that Tenant can prove to Landlord’s reasonable satisfaction that neither Tenant nor any Tenant Party caused, contributed to or exacerbated the matter for which Tenant would otherwise be responsible but for this exception. Without in any way limiting the Acid Neutralization Obligations, Landlord shall have no obligation to provide Tenant with operational emergency or back-up acid neutralization facilities or to supervise, oversee or confirm that the third party maintaining the Acid Neutralization System is maintaining such system as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Acid Neutralization System when such system is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall use commercially reasonable efforts to provide Tenant with reasonable notice (not less than 48 hours) prior to any scheduled replacement, repair or maintenance of the Acid Neutralization System that Landlord believes will cause the same to be unavailable for more than 24 hours. Landlord shall have no obligation to provide Tenant with an alternative back-up system or facilities. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such Acid Neutralization System will be operational at all times or that such system will be available to the Premises when needed. Without in any way limiting the Acid Neutralization Obligations, in no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that the Acid Neutralization System or back-up system, if any, or any replacement thereof fails or does not operate in a manner that meets Tenant’s requirements.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration could reasonably be expected to affect the structure or Building Systems and shall not be otherwise unreasonably withheld, conditioned or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s sole and absolute good faith discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans,

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Execution Version

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specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all contractors, subcontractors, or others performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with applicable Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by applicable Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand, an amount equal to the reasonable out-of-pocket costs incurred by Landlord with respect to each Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Notwithstanding the foregoing, no Landlord approval shall be required (however, reasonable advance notice shall be provided to Landlord) for (a) installation, removal or realignment of furniture systems (unless such systems are owned or paid for by Landlord) not involving any modifications to the Building structure or connection (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13); (b) cosmetic Alterations which do not affect Building structure or Building Systems, do not require a building permit, and cost less than $100,000.00 in the aggregate in any 12 month period during the Term.

With respect to Alterations costing in excess of $100,000.00 (but expressly excluding Tenant Improvements), Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage, including commercial general liability insurance, in amounts and from an insurance company satisfactory to Landlord to protect Landlord against liability for personal injury or property damage during construction and shall include Landlord as an additional insured thereunder. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors holding contracts, providing materials, or performing work valued at more than $10,000.00 and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time of its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises (or, if required by code, at the wall with an appropriate face plate), and repairing any holes. During any restoration period that continues beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

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For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for with the TI Fund (as defined in the Work Letter), all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

13. Landlord’s Repairs. Landlord shall, at Landlord’s sole expense (and not as an Operating Expense), be responsible for capital repairs and replacements of the roof (not including the roof membrane), exterior walls and foundation of the Building (“Structural Items”), unless the need for such repairs or replacements is caused by Tenant or any Tenant Parties, in which case Tenant shall bear the full cost to repair or replace such Structural Items. Landlord shall (with all related costs included as an Operating Expense in accordance with the provisions of Section 5) be responsible for the routine maintenance and repair of such Structural Items. Landlord shall (with all related costs included as an Operating Expense in accordance with the provisions of Section 5) maintain, repair and replace the roof membrane of the Building, and all of the exterior, parking and other Common Areas of the Project, including, without limitation, elevators, drives and walkways, drainage systems, landscaping, and HVAC, plumbing, fire sprinklers and all other building systems serving the Premises and other portions of the Project (“Building Systems”) but excluding those exclusively serving the Premises, in good condition and repair, reasonable wear and tear and uninsured losses and, damages caused by Tenant, or by any Tenant Party excluded. “Tenant Party” or “Tenant Parties” shall mean Tenant or any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees, vendors and contractors, (or any of Tenant’s assignees’, sublessees’, and/or licensees’, respective agents, servants, employees, invitees, vendors and contractors). Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that (A) the foregoing shall not be in derogation of any rental abatement expressly provided for under Section 11(b) above, if applicable, and (B) Landlord shall, (x) except in case of emergency, use commercially reasonable efforts to give Tenant at least 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements and (y) use commercially reasonable efforts to minimize the duration and extent of any such interruption of Tenant’s operations in the Premises or access thereto in connection with any planned and scheduled stoppage of Building Systems pursuant to this Section 13. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section 13 of which Tenant becomes aware, after which Landlord shall make such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance, provided the foregoing shall not be in derogation of any rental abatement expressly provided for under Section 11(b) above, if applicable. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, hurricane, sinkhole, tornado, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18. Notwithstanding anything to the contrary set forth in this Section 13, Tenant does not waive its self-help rights set forth in Section 31 hereof.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its sole expense, shall repair, replace and maintain in good condition and repair all portions of the Premises, building systems exclusively serving the Premises, and systems installed by Tenant, including, without limitation, entries, doors, ceilings,

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

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interior windows, interior walls, and the interior side of demising walls, reasonable wear and tear, condemnation, and damages caused by Landlord or by any of Landlord’s agents, servants, employees, invitees or contractors excluded. Tenant’s and Landlord’s restoration and repair obligation following a casualty shall be as more particularly set forth in Section 18 (Restoration) hereof. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 business days of Landlord’s notice, and thereafter diligently prosecute such cure to completion (not to exceed 45 days), Landlord may perform such work and shall be reimbursed by Tenant within 10 business days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 business days after Tenant has knowledge or should have knowledge of the filing thereof, at Tenant’s sole cost, and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien within the time set forth herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office or lab equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property located within the Premises.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, members, agents, sub agents, constituent entities, affiliates, contractors and lease signatory(ies) (collectively, “Landlord Indemnified Parties”) harmless from and against any and all actions (including, without limitation, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, in the case of Hazardous Materials or a hold over, consequential damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ reasonable fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon bodily injury, death to persons or property damage occurring within or about the Premises), liabilities or losses (collectively, “Claims”), arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant or Tenant Parties in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord Indemnified Parties. Landlord Indemnified Parties shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party. Notwithstanding anything in this Lease to the contrary, neither party shall be liable for any consequential damages other than Tenant’s liability to the extent set forth in or a violation of the provisions of Section 30 or as set forth above with respect to holding over and Hazardous Materials or as set forth in Section 28.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

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17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project with an agreed amount endorsement and rental interruption insurance with extra expense coverage. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 per occurrence and $10,000,000 in the aggregate for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of any changes in the chemicals or Hazardous Materials (or quantity or nature of use of the chemicals and Hazardous Materials) or any other change in use of the Premises from that being conducted as of the date of this Lease at Tenant’s premises under that certain Lease Agreement dated as of April 15, 2011, between ARE-500 Arsenal Street, as landlord, and Tenant, as tenant, with respect to certain premises located at 500 Arsenal Street, Watertown, MA, such chemicals, Hazardous Materials, quantities, and use being generally described on Exhibit I attached hereto.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant or on behalf of Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident, $1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence and $10,000,000 in the aggregate for bodily injury and property damage with respect to the Premises. The commercial general liability insurance maintained by Tenant shall add Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities, affiliates and lease signatory(ies) (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A- and financial category rating of at least Class VIII in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant prior to (i) the earlier to occur of (x) the Commencement Date, or (y) the date that Tenant accesses the Premises under this Lease, and (ii) each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Execution Version

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The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever if insured against or required by this Lease to be insured against. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Building or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of or actual notice of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Building or the Premises, as applicable (the “Restoration Period”) and indicating if Landlord thinks such damage is likely to be covered by Landlord’s insurance. If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery, or actual notice of such damage or destruction. In the event Landlord’s estimate notice indicates that the Restoration Period for damage or destruction to the Premises is expected to exceed 12 months, then Tenant shall also have the right to terminate this Lease by written notice to Landlord within thirty (30) days following the date Tenant receives Landlord’s restoration estimate notice. Unless either party so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant) and any Common Areas required to fulfill Landlord’s obligations under this Lease subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises required to be performed by Landlord is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Tenant may, in its sole and absolute discretion, elect to terminate the Lease by giving at least 120 days prior written notice to Landlord, such notice to be given within 90 days following expiration of the Maximum Restoration Period, or, if longer, the Restoration Period, provided such termination notice shall be null and void if Landlord substantially completes the restoration within such 120-day period after Tenant’s notice.

Following completion of Landlord’s restoration, or in coordination therewith if the parties agree on how to align the work, Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or arising from the need to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, (i) either party may terminate this Lease if the Premises are damaged during the last 18 months of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage and so notifies Tenant; provided that the terminating party gives notice to the other party within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period;

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Execution Version

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or (ii) Landlord may terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored and available to Tenant in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant, at no cost to Tenant, with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business, including with respect to its size, fit out and equipment. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining access to the Premises if and as necessary to obtain the Hazardous Material Clearances.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project (including, without limitation, material interference with parking or access), then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. In the event of a Taking that, during the Term, (a) permanently eliminates all reasonable access to the Premises, or (b) reduces the Premises by more than 30% of the rentable square footage existing immediately prior to the Taking, then Tenant may within 20 days of the Taking terminate this Lease upon written notice to Landlord, in which case this Lease shall terminate and Rent shall be apportioned as of the date of such termination. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Building as nearly as is practicable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as Landlord determines may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within three (3) business days of any such notice not more than twice in any twelve (12) month period.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

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(c) Abandonment. Tenant shall abandon the Premises; provided, however, that Tenant shall be deemed not to have abandoned the Premises if: (i) prior to vacating the Premises Tenant provides Landlord with prior notice and complies with the requirements pertaining to a Decommissioning and HazMat Closure Plan as set forth in Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and Tenant provides reasonably detailed documentation to Landlord confirming such matters, (iii) prior to or at the time of vacating the Premises, Tenant has made reasonable arrangements for the security of the Premises for the balance of the Term and notified Landlord of such arrangements, (iv) Tenant continues to maintain in force any permits and approvals as may be required by any Governmental Authority for the Premises, and (v) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due, including without limitation the obligation to pay Rent.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 business days after Tenant has knowledge, or should have knowledge, of the filing of any such lien.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

21. Landlord’s Remedies.

(a) Performance; Payment; Interest. If default by Tenant shall occur in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and with only such notice, if any, as may be practicable

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under the circumstances in the case of an emergency or in case such default will result in a violation of any Legal Requirement or insurance requirements, or in the imposition of any lien against all or any portion of the Premises or the Project not discharged, released or bonded over to Landlord’s satisfaction by Tenant within the time period required pursuant to Section 15 of this Lease, and (b) in any other case if such default continues after any applicable notice and cure period provided in Section 20. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ reasonable fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be paid by Tenant to Landlord within 10 days following demand as Additional Rent accompanied by reasonable evidence of such costs. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 5% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Additional Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever (except as otherwise expressly provided in Section 21(c)(v) with respect to Landlord’s Lump Sum Election). No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i) This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all rights of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises (provided the same does not violate Legal Requirements) and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, subject to Section 21(c)(ii) from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

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(ii) Landlord shall be deemed to have satisfied any obligation to mitigate its damages by hiring an experienced commercial real estate broker to market the Premises and directing such broker to advertise and show the Premises to prospective tenants.

(iii) In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same free of any rights of Tenant, and in any such event, neither Tenant, nor any person claiming through or under Tenant by virtue of any law or an order of any court, shall be entitled to possession or to remain in possession of the Premises.

(iv) If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re-entry, by or under any proceeding or action or any provision of law by reason of a Default by Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed in this Lease for the payment thereof, amounts equal to the installments of Base Rent and all Additional Rent as they would, under the terms of this Lease become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof, but in the event that the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all of Landlord’s expenses incurred in reletting the Premises (including, without limitation, tenant improvement, demising and remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner: Amounts received by Landlord after reletting, if any, shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery by Landlord no in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered by Landlord, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the Term of this Lease is scheduled to expire according to its terms.

Actions, proceedings or suits for the recovery of damages, whether liquidated or other damages, under this Lease, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder.

(v) In addition, Landlord, at its election, notwithstanding any other provision of this Lease, by written notice to Tenant (the “Lump Sum Election”), shall be entitled to recover from Tenant, as and for liquidated damages, at any time following any termination of this Lease, a lump sum payment representing, at the time of Landlord’s written notice of its Lump Sum Election, the sum of:

(A) the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the amount of unpaid Base Rent and Additional Rent that would have been payable pursuant to this Lease for the remainder of the Term following Landlord’s Lump Sum Election if this Lease had not been terminated, and

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(B) all other damages and expenses (including attorneys’ reasonable fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(C) the net rental revenue that Landlord may expect to obtain for the Premises for the balance of the Term, calculated based on the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the aggregate net fair market rent plus additional charges payable for the Premises (if less than the then present value of Base Rent and Additional Rent that would have been payable pursuant to this Lease) for the remainder of the Term following Landlord’s Lump Sum Election, calculated as of the date of Landlord’s Lump Sum Election, and taking into account reasonable estimates of the length of time until the space will be leased and rent will commence to be paid, and future costs to relet any then vacant portions of the Premises (except to the extent that Tenant has actually paid such costs pursuant to this Section 21).

Landlord’s recovery under its Lump Sum Election shall be in addition to Tenant’s obligations to pay Base Rent and Additional Rent due and costs incurred prior to the date of Landlord’s Lump Sum Election, and in lieu of any Base Rent and Additional Rent which would otherwise have been due under this Section from and after the date of Landlord’s Lump Sum Election. The yield to maturity on United States Treasury Notes having a maturity date that is nearest the date that would have been the last day of the Term of this Lease, as reported in THE WALL STREET JOURNAL or a comparable publication if it ceases to publish such yields, shall be used in calculating present values for purposes of Landlord’s Lump Sum Election. For the purposes of this Section, if Landlord makes the Lump Sum Election to recover liquidated damages in accordance with this Section, the total Additional Rent shall be computed based upon Landlord’s reasonable estimate of Tenant’s Share of Operating Expenses and other Additional Rent for each 12-month period in what would have been the remainder of the Term of this Lease and any part thereof at the end of such remainder of the Term, but in no event less than the amounts therefor payable for the twelve (12) calendar months (or if less than twelve (12) calendar months have elapsed since the date hereof, the partial year increased to be on an annualized basis) immediately preceding the date of Landlord’s Lump Sum Election. Amounts of Tenant’s Share of Operating Expenses and any other Additional Rent for any partial year at the beginning of the Term, for the month in which the Lump Sum Election is made, or at the end of what would have been the remainder of the Term shall be prorated.

(vi) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, whether such amount shall be greater or less than the excess referred to above.

(vii) Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease, which shall be in addition to the remedies set forth in this Section 21.

(viii) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise (provided the same does not violate Legal Requirements). The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(ix) Intentionally omitted.

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(x) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d).

(xi) In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord upon demand for any out of pocket costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include reasonable legal fees and costs incurred in connection with any action for the enforcement for the provisions hereof or for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, reasonable legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, by any third party against Tenant or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant.

(d) Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressly so made in writing by Landlord expressly waiving such provision. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises or any part thereof, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership (limited, general or other) or limited liability company (or other business associations), the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation, partnership (limited, general or other) or limited liability company (or other business associations) are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities (or other business associations) which were owners thereof at time of execution of this Lease to persons or entities (or other business associations) who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company (or other business associations) at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. [NTD: It is anticipated that the parties will be in communication throughout the process, but official approval requires this documentation.]

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Landlord may, by giving written notice to Tenant within 10 business days after receipt of the Assignment Notice: (i) grant such consent (provided that Landlord shall further have the right to review and approve or disapprove the final form of sublease prior to the effective date of any such subletting), (ii) refuse such consent, in its reasonable discretion, or (iii) if the proposed subletting or assignment concerns more than 50% of the Premises and is for all or substantially all of the remainder of the Term terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial such that the same in Landlord’s judgment could (A) attract or cause negative publicity; (B) negatively affect the reputation of the Project or Landlord; (C) attract protestors to the Building or Project; or (D) lessen the attractiveness of the Building or Project to prospective tenants, purchasers or lenders; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant, or any entity that, directly or indirectly, controls, is controlled by, or is under common control with the proposed assignee or subtenant, is then an occupant of the Project; (10) the proposed assignee or subtenant is an entity with whom Landlord is negotiating to lease space in the Project; or (11) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Five Hundred Dollars ($2,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, and without being subject to an Assignment Termination, to a corporation or other entity which (A) controls, is controlled by or under common control with Tenant, or (B) is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring this Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Permitted Assignment”).

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(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, if any, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion; and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, the original “Tenant” hereunder, the assignee or subtenant, and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then (except in the case of a Permitted Assignment) Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or

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disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease upon additional notice as set forth in Section 20, and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360-day year and 30-day months.

26. Rules and Regulations. Tenant and any and all Tenant Parties shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established, modified or amended by Landlord covering use of the Premises and the Project of which Tenant has prior notice. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

In addition to the foregoing, Landlord shall have the right to institute, modify or amend at any time or from time to time reasonable rules and regulations related to Tenant’s use of the Amenities, including by way of example but not limitation, requirements related to reservation systems for conference facilities, designation of permitted caterers or restaurants that may serve any conference facilities, liability waivers for individuals using gyms, and access card entry requirements. Tenant and any and all Tenant Parties shall comply with all such rules and regulations of which Tenant has reasonable prior notice.

Tenant shall instruct all Tenant Parties to comply with all rules and regulations established from time to time by Landlord pursuant to this Section 26 and Tenant shall be responsible for all Tenant Parties’ compliance with all rules and regulations established from time to time by Landlord pursuant to this Section 26. A failure of any Tenant Party to comply with any such rules and regulations shall be considered a failure by Tenant to comply with such rules and regulations. Tenant will reimburse Landlord for all damages caused by Tenant’s or any Tenant Party’s failure to comply with the provisions of this Section 26 and will also pay to Landlord, as Additional Rent, an amount equal to any increase in insurance premiums caused by such failure to comply.

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27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project, the Building, or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees to execute, acknowledge and deliver, within ten (10) days of written request by Landlord, such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include mortgages, deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the mortgagee or beneficiary under a deed of trust.

As of the date of this Lease, there is no existing Mortgage encumbering the Project. If during the Term there is a Mortgage encumbering the Project, Landlord shall obtain from the Holder of the then-current Mortgage a subordination, non-disturbance and attornment agreement (“SNDA”) with respect to this Lease. The SNDA shall be on the form proscribed by the Holder and Tenant shall pay the Holder’s fees and costs in connection with obtaining such SNDA; provided, however, that Landlord shall request that Holder make any changes to the SNDA requested by Tenant. Landlord’s failure to cause the Holder to enter into the SNDA with Tenant (or make any of the changes requested by Tenant) shall not be a default by Landlord under this Lease.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Decommissioning and HazMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense

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incurred by Landlord for Landlord’s environmental consultant to review and approve the Decommissioning and HazMat Closure Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Building, the Project and/or any adjacent property or if contamination of the Premises, the Building, the Project and/or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord and the Landlord Indemnified Parties harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises, the Building, or the Project, or the loss of, or restriction on, use of the Premises, the Building, or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ reasonable fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon bodily

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injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises, the Building, the Project or any other adjacent property. Without limiting the foregoing, if the presence of any Hazardous Materials in, on or under the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project and/or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project.

Notwithstanding the foregoing, Tenant shall not be responsible for the clean-up or remediation of, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (“Excluded Matters”), (i) contamination in the Premises that Tenant demonstrates to Landlord’s reasonable satisfaction was present in the Premises prior to the Commencement Date (or any earlier date of entry onto the Premises by Tenant or any Tenant Parties during which early entry Tenant or the Tenant Parties utilize or introduce Hazardous Materials), (ii) contamination on the Project (including the Premises) that Tenant demonstrates to Landlord’s reasonable satisfaction was not introduced by, or caused by an act or omission of, Tenant or any of the Tenant Parties, or (iii) any environmental condition that Tenant demonstrates to Landlord’s reasonable satisfaction resulted from the presence of any Hazardous Material that migrates into the Premises from outside the Premises, except, in any case of clauses (i) – (iii), to the extent Tenant and/or any of the Tenant Parties have exacerbated or contributed to such contamination or migration. If Tenant encounters any pre-existing Hazardous Materials in connection with any Alterations, it shall promptly notify Landlord and cease any action that may disturb such Hazardous Materials until Landlord has the opportunity to remediate the same if required by law.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises by Tenant or any Tenant Party and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises by Tenant or any Tenant Party (“Hazardous Materials List”). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Tenant shall deliver to Landlord true and correct copies of the following documents (the “HazMat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and material correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Decommissioning and HazMat Closure Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months).

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Tenant is not required, however, to provide Landlord with any portion(s) of the HazMat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors, if any, has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the Effective Date of this Lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right but not the obligation to conduct annual tests of the Premises to determine whether any contamination of the Premises, the Building, or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the reasonable, out-of-pocket cost of such annual test of the Premises if greater than a de minimus quantity of Hazardous Materials contamination is discovered; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, upon at least 24 hours prior written notice (except in an emergency when no notice is required), Landlord shall have the right to conduct additional appropriate tests of the Premises, the Building, and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code and other Legal Requirements, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area or zone would be 20%.

(f) Underground Tanks. Tenant shall have no right to install any underground or other storage tanks at the Project.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any

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Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and HazMat Closure Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), then Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim which notice shall specifically state that a Material Landlord Default exists and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have 5 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, then Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion provided that it does not affect any Building Systems affecting other tenants, the Building structure or Common Areas, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord by way of reimbursement from Landlord with no right to offset against Rent, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the fee owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

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32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 18 months of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let (during the last 18 months of the Term) or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder and in no event shall Landlord be required to reschedule any access as a result of Tenant’s escort’s unavailability, and if Tenant’s escort is unavailable at the time of Landlord’s access, Landlord’s access will proceed without Tenant’s escort.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Except for Tenant’s obligation to timely pay Rent or either party’s obligation to make any other payment due hereunder (which such obligation shall not under any circumstance be delayed or excused), neither Landlord nor Tenant shall be responsible or liable for , or in default on account of, delays in the performance of its obligations hereunder when such delay in performance is caused by, related to or arises out of acts of God; sinkholes or subsidence; strikes; labor stoppages; lockouts, or other labor disputes; embargoes; quarantines, declared states of emergency or public health emergencies, pandemics, epidemics, infectious disease; unusually severe weather; national, regional, or local disasters, calamities, or catastrophes; inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance; governmental decrees, laws, actions, restrictions, orders, limitations, regulations, or controls; regional, state, local, or national emergencies; delay in inspection by federal, state or local inspectors, officials or other applicable Governmental Authorities; delay in issuance or revocation of permits, approvals, certificates of occupancy, or entitlements; enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion; fire or other casualty, and any other causes or events beyond the reasonable control of the obligated party (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that, other than Cushman & Wakefield and Jones Lang LaSalle (the “Brokers”), it has not dealt with any broker, agent or other person entitled to a commission, compensation or fee in connection with this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any broker, agent or other person or entity, other than the Brokers, claiming a commission or other form of

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compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all commissions due to the Brokers arising out of the execution of this Lease subject to and in accordance with the terms of a separate agreement(s) with the Brokers.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION, TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD BEYOND ITS OWNERSHIP INTEREST IN THE PROJECT FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD BEYOND ITS OWNERSHIP INTEREST IN THE PROJECT IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, MANAGERS, AFFILIATES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, MANAGERS, AFFILIATES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM. TENANT ACKNOWLEDGES AND AGREES THAT ANY MEASURES AND/OR SERVICES IMPLEMENTED AT THE PROJECT, IF ANY, INTENDED TO ENCOURAGE SOCIAL DISTANCING (ALSO REFERRED TO AS PHYSICAL DISTANCING), PROMOTE AND PROTECT HEALTH AND PHYSICAL WELL-BEING AND/OR PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF INFECTIOUS CONDITIONS, MAY NOT PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF SUCH INFECTIOUS CONDITIONS (IT BEING UNDERSTOOD AND AGREED THAT LANDLORD HAS NO OBLIGATION TO UNDERTAKE ANY SUCH MEASURES OR SERVICES AND HAS MADE NO REPRESENTATION THAT IT WILL UNDERTAKE (OR IF UNDERTAKEN, ENFORCE) ANY SUCH MEASURES OR SERVICES, NOR AS TO THE SUFFICIENCY OF ANY MEASURES OR SERVICES UNDERTAKEN BY LANDLORD IF LANDLORD UNDERTAKES ANY MEASURES OR SERVICES, AND TENANT WILL NOT RELY ON ANY MEASURES OR SERVICES UNDERTAKEN BY LANDLORD IF LANDLORD UNDERTAKES ANY MEASURES OR SERVICES). NEITHER LANDLORD NOR ANY LANDLORD INDEMNIFIED PARTIES SHALL HAVE ANY LIABILITY AND TENANT IRREVOCABLY RELEASES AND WAIVES ANY CLAIMS AGAINST LANDLORD AND THE LANDLORD INDEMNIFIED PARTIES WITH RESPECT TO ANY LOSS, DAMAGE, INJURY OR DEATH IN CONNECTION WITH (X) THE IMPLEMENTATION, MANNER OF IMPLEMENTATION, OR FAILURE OF LANDLORD OR ANY LANDLORD INDEMNIFIED PARTIES TO IMPLEMENT OR ENFORCE, ANY MEASURES AND/OR SERVICES AT THE PROJECT INTENDED TO ENCOURAGE SOCIAL DISTANCING (ALSO REFERRED TO AS PHYSICAL DISTANCING), PROMOTE AND PROTECT HEALTH AND PHYSICAL WELL-BEING AND/OR PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF INFECTIOUS CONDITIONS, OR (Y) THE FAILURE OF ANY MEASURES AND/OR SERVICES IMPLEMENTED AT THE PROJECT, IF ANY, TO PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF ANY INFECTIOUS CONDITIONS.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

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38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony or terrace, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, graphics, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. At Tenant’s election, to the extent permitted by Legal Requirements, and subject to Landlord’s prior written approval of size, location and design, Landlord shall cause to be installed (at Tenant’s sole cost and expense) the following signage: (i) suite-entry signage on the entryway or immediately adjacent to such entryway of the Premises, and (ii) non-exclusive signage bearing Tenant’s name and logo on the interior lobby multi-tenant signage of the Building, if any. Tenant shall provide Landlord with the applicable signs and/or placards to be installed pursuant to the foregoing sentence. All costs associated with the design, permitting, approval, fabrication, installation, maintenance, and removal (and associated repairs of damage to the Building and/or the monument sign due to Tenant’s signage removal), shall be borne exclusively by Tenant. Tenant understands that light pollution from the interior of the Building would be a serious issue. Accordingly, Tenant acknowledges and agrees that: (x) all lighting in in Exterior Rooms must be controlled (at Tenant’s expense) by switches with motion detectors that automatically turn off when the area is unoccupied, and Tenant will not override such switches; and (y) for any period from dusk to dawn that Tenant’s lights are on in an Exterior Room, Tenant will use commercially reasonable efforts to keep its blinds closed in such Exterior Room unless there is a reasonable reason to keep them the blinds open. If either (a) Tenant complies with the foregoing clauses (x) and (y) but the neighbors or City complain in writing to Landlord about light escaping from the Tenant’s windows (an email being considered to be a writing for these purposes), or (b) Tenant does not comply with the foregoing clauses (x) and (y) (either (a) or (b), a “Lighting Issue”), then Landlord will have the following rights (without derogation of Landlord’s other rights and remedies set forth in this Lease). The first (and any subsequent) time Landlord notifies Tenant of a Lighting Issue, Tenant will promptly propose and implement a plan to address the same, such plan being subject to Landlord’s approval. The second (and any subsequent) time Landlord notifies Tenant of a Lighting Issue, Landlord shall have the right (but not the obligation) to install powered blinds in some or all Exterior Rooms, as Landlord may elect, and at Landlord’s expense. The third (and any subsequent) time Landlord notifies Tenant of a Lighting Issue, Landlord shall have the right (but not the obligation) to program or reprogram any powered blinds installed by Landlord or Tenant to be closed from dusk to dawn (or any shorter period as Landlord may elect), and Tenant will not override the same. The foregoing Landlord rights are cumulative and not alternative, meaning, by way of example, the third time Landlord notifies Tenant of a Lighting Issue, the Tenant must come up with and implement a remediation plan, Landlord may install powered blinds where it has not already done so already (if any windows remain), and Landlord may program or reprogram the powered blinds (if any). For the purposes of the foregoing provisions, “Exterior Room” shall mean any office, room and other area with a window visible from the exterior of the Building

39. Right to Expand.

(a) Expansion in the Building. Tenant shall have the one-time right, but not the obligation, to expand the Premises (the “Expansion Right”) to include any Available Space upon the terms and conditions in this Section. For purposes of this Section 39(a), “Available Space” shall mean any space on the fourth floor of the Building which after the initial lease-up of such space is not occupied by a tenant or which is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. If there is any Available Space in the Building, Landlord shall, at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, deliver to Tenant written notice (the “Expansion Notice”) of such

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Available Space, together with the terms and conditions (including, without limitation, the lease term and rental amount) on which Landlord is prepared to lease Tenant such Available Space. Tenant shall have 15 business days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Expansion Right. Tenant shall be entitled to lease such Available Space upon the terms and conditions set forth in the Expansion Notice. Notwithstanding the foregoing, nothing herein shall prevent Landlord from keeping space vacant or from using space for Amenities or for Landlord’s (or its affiliates’) other purposes (or from leasing the space to affiliates of Landlord in connection therewith), and in any such case, Landlord shall not be required to give an Expansion Notice, Tenant shall not have an Expansion Right with respect thereto and such space shall not be considered Available Space. For the avoidance of doubt, Tenant acknowledges that Tenant’s Expansion Right is subject and subordinate to any renewal or extension of the FUJIFILM Diosynth Biotechnologies U.S.A., Inc. (“Fuji”) lease (or occupancy by Fuji or any of its affiliates) with respect to all or any portion of the fourth floor of the Building (whether or not pursuant to a right set forth in its lease).

(b) Amended Lease. If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice, or (ii) Landlord has tendered to Tenant an amendment to this Lease setting forth the terms for the rental of the Available Space consistent with those set forth in the Expansion Notice and otherwise consistent with the terms of this Lease and Tenant fails to execute such Lease amendment within 15 business days following such tender, then Tenant shall be deemed to have waived its right to lease such Available Space and this Section 39 shall thereafter be null and void with respect to such space, provided that (i) if Landlord desires to enter into a Lease with a third party for such Available Space for less than 95% of the Net Effective Rental Rate offered to Tenant, then Landlord shall first re-offer the space to Tenant pursuant to the foregoing provisions, except the 15 business day period set forth in paragraph (a) for Tenant to respond shall be reduced to 5 business days, and (ii) if Landlord does not enter into a lease with a third party for such Available Space within 12 months of the original Expansion Notice, then the Expansion Right shall again be applicable to such space. For purposes of this paragraph, the “Net Effective Rental Rate” shall mean the annual rental rate payable to Landlord net of all tenant inducements (e.g., tenant improvement allowances, rental abatements, moving allowances), operating expenses and taxes, with the cost of such tenant inducements, together with interest thereon at a rate of 8% per annum, amortized over the term of such lease.

(c) Exceptions. Notwithstanding the above, the Expansion Right shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) if Tenant is not then occupying at least 75% of the Premises (such occupation to include entities occupying under Permitted Assignments);

(ii) during the final 24 months of the Term, unless Tenant then has the right to and concurrently extends the Term in accordance with Section 40 hereof;

(iii) during any period of time that Tenant is in Default under any provision of this Lease; or

(iv) if Tenant has been in default under any provision of this Lease three (3) or more times, whether or not the defaults are cured, during the 12-month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The Expansion Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Available Space, whether or not such defaults are cured.

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(e) Subordinate. Tenant’s Expansion Rights granted pursuant to Section 39(a) above are and shall remain subject and subordinate to the right of Landlord and/or Landlord’s affiliates (and/or any of their respective affiliates, successors and/or assigns) to occupy all or a portion of the Available Space for its own purposes as a management, marketing office and/or in connection with providing one or more of Alexandria Real Estate Equities, Inc.’s proprietary products (such as, by way of example, LaunchLabs® and GradLabs®), and Landlord’s right to elect to use all or a portion of the Available Space for common Amenities serving the Project.

(f) Rights Personal. Expansion Rights are personal to Tenant and any assignee of this Lease under a Permitted Assignment (but not a subtenant) and, other than to such an assignee under a Permitted Assignment, are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease.

(g) No Extensions. The period of time within which any Expansion Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Rights.

40. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have a one-time right (the “Extension Right”) to extend the term of this Lease for 5 years (an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent, which shall be determined as set forth below, and the Work Letter, which shall not be applicable) by giving Landlord written notice of its election to exercise the Extension Right at least 12 months prior (but no earlier than 18 months prior) to the expiration of the Base Term of this Lease.

(b) Base Rent. Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of the Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined or determined by arbitration as provided below. As used herein, “Market Rate” shall mean the rate that comparable landlords of comparable buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size, quality (including all Tenant Improvements, Alterations and other improvements (and takes into account whether paid for by landlord or tenant)) and floor height in Class A laboratory/office buildings in the Project and in the Watertown, Allston, Brighton and West Cambridge markets for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including, without limitation, tenant inducements (and whether available to Tenant), views, available amenities (including, without limitation, the Amenities), age of the Building, age of mechanical systems serving the Premises, parking availability, leasing commissions, and allowances or concessions, if any, and whether available to Tenant. Notwithstanding the foregoing, the Market Rate shall in no event be less than 95% of the Base Rent payable as of the date immediately preceding the commencement of the Extension Term.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 40(c). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 40(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of this Lease for the Extension Term.

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(c) Arbitration.

(i) Within 10 days of Tenant’s deemed election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If Landlord fails to timely submit an Extension Proposal, Landlord’s original submission will be used for this purpose. If Tenant fails to timely submit an Extension Proposal, Landlord’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator, or single Arbitrator, as applicable, shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved life science/biotech laboratory and office real estate in Greater Boston, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of life science/biotech laboratory and office space in Greater Boston, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(d) Rights Personal. The Extension Right is personal to Tenant and any assignee of this Lease (but not a subtenant) under a Permitted Assignment and, other than to such assignee under a Permitted Assignment, is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease.

(e) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise the Extension Right:

(i) if Tenant is not then occupying at least 75% of the Premises (such occupation to include entities occupying under Permitted Assignments);

(ii) during any period of time that Tenant is in Default under any provision of this Lease; or

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(iii) if Tenant has been in Default under any provision of this Lease three (3) or more times, during the 12-month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(f) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(g) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted three (3) or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

41. Shuttle Service. During the Term, Landlord may provide or otherwise arrange for (but shall not be obligated to provide or otherwise arrange for) Shuttle Service to and from the Project on weekdays (subject to weather conditions, holidays, Force Majeure), and Tenant’s employees shall, subject to seating availability, have the right to use such Shuttle Service at all times that such Shuttle Service is in operation and available for use by tenants of the Project. “Shuttle Service” shall mean shuttle bus service provided or contracted for by Landlord between the Project and various commuting locations in the Watertown/Cambridge/Boston area, as determined by Landlord from time to time. Landlord shall have the right to adjust the schedule, frequency, and route(s) of the Shuttle Service as it determines based on usage. No fee shall be charged to any passenger that utilizes the Shuttle Service, provided that all costs of such Shuttle Service shall be included as part of Operating Expenses subject to Section 5, provided that all capital expenses will be amortized in accordance with Section 5. Tenant’s use of the Shuttle Service shall be at Tenant’s sole risk, and Tenant hereby acknowledges that Landlord shall have no liability with respect thereto. Tenant shall indemnify, defend and hold Landlord harmless from and against any Claims by any of Tenant’s employees or invitees related to the Shuttle Service or any bodily injury or property damage related thereto or arising therefrom, except for property damage or bodily injury claims against (and based on the negligence or misconduct of) the operator of the shuttle service.

42. Roof Equipment. As long as Tenant is not in Default under this Lease, Tenant shall have the right, at its sole cost and expense, subject to compliance with all Legal Requirements, to install, maintain, and remove on the area on the top of the roof of the Building shown on Exhibit G attached hereto, an emergency generator, rooftop condensers, and other comparable laboratory equipment as Tenant may request from time-to-time to the extent compatible with and space is available on core dunnage structural support previously erected by Landlord (if any) or otherwise on core dunnage structural support to be erected by Tenant in accordance with this Lease and subject to Landlord approval of the size and weight capacity thereof and plans and specifications therefor (collectively, the “Roof Equipment”).

(a) Requirements. Tenant shall submit to Landlord for Landlord’s approval (i) the plans and specifications for the installation of the Roof Equipment, (ii) copies of all required governmental, quasi-governmental and other permits, licenses, and authorizations that Tenant will and must obtain at its own expense, with the cooperation of Landlord, for the installation and operation of the Roof Equipment, and (iii) an insurance policy or certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance as reasonably required by Landlord for the installation and operation of the Roof Equipment. Landlord shall not unreasonably withhold or delay its approval for the installation and operation of the Roof Equipment; provided, however, that Landlord may reasonably withhold its approval if the installation or operation of the Roof Equipment (A) may damage the structural integrity of the Building, (B) may void, terminate, or invalidate any applicable roof warranty, (C) may interfere with any service provided by Landlord or any tenant of the Building, (D) may reduce the leasable space in the Building, or (E) is not properly screened from the viewing public.

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(b) No Damage to Roof. If installation of the Roof Equipment requires Tenant to make any roof cuts or perform any other roofing work, such cuts shall only be made to the roof area of the Building allocated to Tenant by Landlord and only in the manner designated in writing by Landlord; and any such installation work (including any roof cuts or other roofing work) shall be performed by Tenant, at Tenant’s sole cost and expense by a roofing contractor designated by Landlord. If Tenant or its agents shall cause any damage to the roof during the installation, operation, and removal of the Roof Equipment, such damage shall be repaired promptly at Tenant’s expense and the roof shall be restored in the same condition it was in before the damage. Landlord shall not charge Tenant Additional Rent for the installation and use of the Roof Equipment. If, however, Landlord’s insurance premium or Tax assessment increases as a result of the Roof Equipment, Tenant shall pay such increase as Additional Rent within ten (10) days after receipt of a reasonably detailed invoice from Landlord. Tenant shall not be entitled to any abatement or reduction in the amount of Rent payable under this Lease if for any reason Tenant is unable to use the Roof Equipment. In no event whatsoever shall the installation, operation, maintenance, or removal of the Roof Equipment by Tenant or its agents void, terminate, or invalidate any applicable roof warranty.

(c) Protection. The installation, operation, and removal of the Roof Equipment shall be at Tenant’s sole risk. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including, but not limited to, attorneys’ fees) of every kind and description that may arise out of or be connected in any way with Tenant’s installation, operation, or removal of the Roof Equipment.

(d) Removal. At the expiration or earlier termination of this Lease or the discontinuance of the use of the Roof Equipment by Tenant, Tenant shall, at its sole cost and expense, remove the Roof Equipment from the Building. Tenant shall leave the portion of the roof where the Roof Equipment was located in good order and repair, reasonable wear and tear excepted. If Tenant does not so remove the Roof Equipment, Tenant hereby authorizes Landlord to remove and dispose of the Roof Equipment and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in such removal and disposal. Tenant agrees that Landlord shall not be liable for any Roof Equipment or related property disposed of or removed by Landlord.

(e) No Interference. Tenant shall not permit the Roof Equipment to interfere with the proper functioning of any devices or equipment that have been installed or will be installed by Landlord or for any other tenant or future tenant of the Building.

(f) Relocation. Landlord shall have the right, at its expense and after 60 days prior notice to Tenant, to relocate the Roof Equipment to another site on the roof of the Building as long as such site reasonably meets Tenant’s sight line and interference requirements and does not unreasonably interfere with Tenant’s use and operation of the Roof Equipment.

(g) Access. Landlord grants to Tenant the right of ingress and egress on a 24-hour 7-day per week basis to install, operate, and maintain the Roof Equipment. Before receiving access to the roof of the Building, Tenant shall give Landlord at least 24 hours’ advance written or oral notice, except in emergency situations, in which case 2 hours’ advance oral notice shall be given by Tenant. Landlord shall supply Tenant with the name and telephone number of the contact individual(s) responsible for providing access during emergencies.

(h) Appearance. If permissible by Legal Requirements, the Roof Equipment shall be painted the same color as the Building and screened to Landlord’s satisfaction so as to render the Roof Equipment virtually invisible from ground level.

(i) No Assignment. The right of Tenant to use and operate the Roof Equipment shall be personal solely to Enanta Pharmaceuticals, Inc., and its assignee or successor by virtue of a Permitted Assignment and (i) no other person or entity shall have any right to use or operate the Roof Equipment, and (ii) Tenant shall not assign, convey, or otherwise transfer to any person or entity any right, title, or interest in all or any portion of the Roof Equipment or the use and operation thereof.

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(j) Acknowledgement. Tenant hereby acknowledges that (i) the Project is listed as a historic district on the National Register of Historic Places, and is subject to historic preservation restrictions by the instruments identified in Section 44 below, as well as local, state and federal requirements, (ii) as part of Tenant’s obligation to comply with Legal Requirements, the Rooftop Equipment must comply with all such restrictions, and (iii) as a result, Tenant’s ability to utilize the Rooftop Equipment may be frustrated. Tenant will reimburse Landlord for any out of pocket costs Landlord incurs in connection with Landlord’s submissions to Massachusetts Historical Commission or other governmental or quasi-governmental bodies in connection with Tenant’s Roof Equipment.

43. Intentionally Omitted.

44. Disclosure of Encumbrances.

(a) Acknowledgement. Tenant hereby acknowledges that the Project is a historic site listed on the National Register of Historic Places that was formerly owned and operated by the United States Army for research and production of military weapons and related materials dating back to the mid-1800s, and that such uses included those that impacted the environmental condition of the Project. Accordingly, the Project is subject to various restrictions related to the historical significance of certain aspects of the Project and environmental contamination of other aspects of the Project. Tenant has been given the opportunity to review all such matters to its satisfaction and Landlord makes no representations, warranties or assurances with respect thereto.

(b) Deed. Notwithstanding anything contained in this Lease to the contrary, the Premises (and Tenant’s rights therein) are subject to all easements, restrictions and encumbrances now (or, with respect to such instruments that do not preclude the Permitted Uses in a manner consistent with first class office and lab buildings in the Cambridge/Watertown market and of which Tenant has notice, hereafter) of record so long as the same may be in force and effect, including without limitation all easements, restrictions and covenants contained in that certain Quitclaim Deed dated August 20, 1998, recorded with the Middlesex Southern District Registry of Deeds at Book 29012, Page 420, from the United States of America, acting by and through the Secretary of the Army (the “Army”), to the Watertown Arsenal Development Corporation, with respect to the Premises (the “Army Deed”), which Army Deed is incorporated by reference and includes, without limitation, (i) covenants in Part IV of the Army Deed associated with the Army’s obligations under the Federal Facility Agreement between the Army and the United States Environmental Protection Agency and (ii) covenants in Part XI associated with certain historical resources at the Premises.

(c) Environmental Grant. Notice is hereby given that a Grant of Environmental Restriction and Easement, dated August 11, 1998, pursuant to Massachusetts General Laws Chapter 21E, has been recorded by the Army with the Middlesex Southern District Registry of Deeds at Book 28978, Page 549; as amended by a First Amendment to Grant of Environmental Restriction and Easement, dated February 5, 1999, recorded at Book 29779, Page 359; as affected by a Subordination Agreement, dated March 16, 1999, recorded at Book 29957, Page 104; as further affected by a Subordination Agreement, dated March 24, 1999, recorded at Book 29985, Page 151; as further amended by a Second Amendment to Grant of Environmental Restriction and Easement, dated April 15, 1999, recorded at Book 30066, Page 116; as further affected by a Partial Release of Environmental Restriction and Easement, dated June 10, 1999, recorded at Book 30278, Page 511; as further amended by a Third Amendment to Grant of Environmental Restriction and Easement, dated June 7, 1999, recorded at Book 30278, Page 513; as further amended by a Fourth Amendment to Grant of Environmental Restriction and Easement, dated July 22, 2000, recorded at Book 31682, Page 99; as further amended by a Fifth Amendment to Grant of Environmental Restriction and Easement dated July 14, 2004, and recorded with said Registry of Deeds in Book 44119, Page 1; as affected by a plan entitled “Plan Showing Excavation Areas B, E, and G in Watertown, Massachusetts,” dated February 20, 2002, as revised on September 25, 2002, prepared by Dunn McKenzie, Inc., recorded as Plan No. 1348 of 2004; as further amended by a Sixth Amendment to Grant of Environmental Restriction and Easement dated March 21, 2005, and recorded with said Registry of Deeds in Book 45129, Page 1; as further affected by a plan entitled “Plan Showing Commercial Reuse Area in Watertown, Massachusetts,”

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dated October 25, 2004, as revised on March 16, 2005, prepared by Dunn McKenzie, Inc., recorded as Plan No. 523 of 2005; as further amended by a Seventh Amendment to Grant of Environmental Restriction and Easement dated August 9, 2006, and recorded with said Registry of Deeds in Book 48562, Page 187; and as further affected by a plan entitled “Plan Showing Commercial Reuse Area in Watertown, Massachusetts,” dated August 16, 2004, as revised on March 16, 2005 and February 10, 2006, prepared by Dunn McKenzie, Inc., recorded as Plan No. 1480 of 2006 (the “Grant”). This restriction on the activities conducted on the Premises and use limitations contained in the Grant are hereby incorporated by reference and shall be independently enforceable by the Army under the Grant as a restrictive covenant and equitable servitude.

(d) Activity and Use Limitations. Notice is hereby further given that the following three (3) Notices of Activity and Use Limitations, pursuant to Massachusetts General Laws Chapter 21E, have been recorded with the Middlesex Southern District Registry of Deeds: (i) dated August 11, 1998, recorded at Book 28959, Page 92; (ii) dated August 11, 1998, recorded at Book 28959, Page 190, as amended by a First Amendment to Notice of Activity and Use Limitations, dated October 26, 1999, recorded at Book 30801, Page 319, as further amended by a Second Amendment to Notice of Activity and Use Limitations, dated December 9, 2019, recorded at Book 73807, Page 226; and (iii) dated February 4, 1999, recorded at Book 29766, Page 17, as amended by a First Amendment to Notice of Activity and Use Limitations, dated August 19th, 2004, recorded at Book 43589, Page 438, and as further amended by a Second Amendment to Notice of Activity and Use Limitation, dated February 28, 2005, recorded at Book 44737, Page 453 (collectively, the “Notices of AULs”). The restriction on activities conducted on the Premises and use limitations contained in the Notices of AULs are hereby incorporated by reference and shall be independently enforceable by the Army as a restrictive covenant and equitable servitude.

45. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s fiscal quarters during each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 45(c) shall not apply.

(d) Recordation. Except as expressly set forth in this Subsection (d), neither this Lease nor a notice of lease shall be filed by or on behalf of Tenant in any public record. Tenant may file this Lease in the manner and to the extent required by Tenant to comply with applicable securities laws or regulations and the applicable rules of any public stock exchange. Landlord shall prepare, and, Landlord and Tenant will execute, a notice of lease in the statutory form, which Tenant shall cause to be recorded in the applicable public record at Tenant’s expense. If a notice of lease shall be filed, promptly following the expiration or earlier termination of this Lease, Landlord and Tenant shall execute a notice of termination of lease in a mutually acceptable form (the “Notice of Termination”), acknowledging the termination of this

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Lease. In the event that Tenant fails to execute such Notice of Termination within 10 business days after Landlord delivers same to Tenant, Tenant hereby irrevocably appoints Landlord as Tenant’s attorney-in-fact coupled with an interest (which appointment shall survive the expiration or early termination of the Term) with full power of substitution to execute, acknowledge, and deliver the Notice of Termination in Tenant’s name.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. Each term and provision of this Lease to be performed and observed by Tenant shall be construed to be both a covenant and a condition. Tenant’s covenants contained in this Lease are independent and not dependent, and Tenant hereby waives the benefit of any statute or judicial law to the contrary. Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by any law or regulation now or hereafter applicable to the Premises, or any other restriction on Tenant’s use, or (except as expressly provided in this Lease) any casualty or taking, or any failure by Landlord to perform any covenant contained herein, or any other occurrence; and no termination or abatement remedy that is not expressly provided for in this Lease for any breach or failure by Landlord to perform any obligation under this Lease shall be implied or applicable as a matter of law.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts, excluding any principles of conflicts of laws. Each of Landlord and Tenant acknowledges and agrees that all disputes arising, directly or indirectly, out of or relating to this Lease shall be dealt with by application of the laws of the Commonwealth of Massachusetts and adjudicated in the state courts of the Commonwealth of Massachusetts sitting in Middlesex County or the United States District Court for the District of Massachusetts; and hereby expressly and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Lease. So far as is permitted under the applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners permitted by law, shall be necessary in order to confer jurisdiction upon either party in any such court.

(i) Time. Time is of the essence as to the performance of the parties’ obligations under this Lease.

(j) OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or

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regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules. The provisions of this paragraph shall not apply to any interest in Landlord held in publicly traded shares over a nationally recognized US stock exchange.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Redevelopment of Project. Tenant acknowledges that Landlord intends to undertake significant renovations and/or construction at the Project, including, without limitation, for lab, office and retail uses, and including, without limitation, the creation of one or more Amenities or Amenity buildings or centers. Landlord expressly reserves the right, in its sole discretion, from time to time to expand, develop, renovate, redevelop, alter, improve, maintain, construct, demolish, relocate and/or reconfigure the Project (or portions thereof) and buildings, Common Areas (including parking and site drives) and other improvements therein, as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent or existence of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, from or to the Project, the Amenities or other Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; (c) amend any existing land use and zoning approvals for the Project (including, without limitation, any special permit applicable to the Project) and seek additional approvals, relief or zoning amendments in connection with any future expansion, development, renovation, redevelopment, alteration, demolition, relocation, improvement, operation, maintenance or repair of the Project (including, without limitation, the Common Areas); and (d) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, creation and/or elimination of, and/or additions to and/or deletions from, the land comprising the Project, the Amenities or other Common Areas and/or any other portion of the Project, provided that in all events,

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 48

Landlord uses commercially reasonable efforts not to unreasonably interfere with Tenant’s use of the Premises and access to the Premises under the Lease in undertaking such activities and the resulting permanent improvements following such changes, amendments, additions or deletions shall not unreasonably interfere with Tenant’s use of the Premises or access to the Premises under the Lease. Landlord shall have the right, in connection with such contemplated activities, to subject the Project and its appurtenant rights to easements for the construction, reconstruction, alteration, demolition, relocation, improvement, operation, repair or maintenance of elements thereof, for access and egress, for parking, for the installation, maintenance, repair, replacement or relocation of utilities serving the Project, and to subject the Project to such other rights, agreements, and covenants for such purposes as Landlord may determine; provided that such easements, rights, agreements, and covenants do not (i) unreasonably interfere with Tenant’s access to the Premises or change Tenant’s Permitted Use of the Premises, (ii) materially increase any of Tenant’s obligations pursuant to this Lease, or (iii) materially reduce any of Tenant’s express rights pursuant to this Lease. This Lease shall be subject and subordinate to all such matters. For the avoidance of doubt, however, Landlord shall have no obligation to undertake any action described in this Section 45(o), and Tenant is not entering into this Lease in reliance of Landlord making any alteration to the Project or any other action described in this Section 45(o).

Tenant hereby agrees that this Lease shall be subject and subordinate to any expansion, development, renovation, redevelopment, alteration, improvement, maintenance, demolition, relocation and/or reconfiguration activity, or any other matter set forth in this Section 45(o), and, in connection with such activity or matter, Landlord may, from time to time, cause the rentable square footage of the Premises, the Building and/or the Project to be remeasured by Landlord’s architect. Neither Tenant nor any affiliate of Tenant shall take any action, directly or indirectly, to oppose any of the foregoing activities by Landlord or its affiliates; provided the foregoing shall not preclude Tenant from asserting a Landlord default under the Lease if Landlord breaches the provisions of the Lease. Landlord and its agents, employees, licensees and contractors shall also have the right to undertake work pursuant to any actions contemplated above; to shore up the foundations and/or walls of the Building (or any other structures within the Project); to erect scaffolding and protective barricades around, within or adjacent to the Building (or any other structures within the Project); to close off Common Areas; and to do any other act necessary for the safety of the Building (or any other structures within the Project) or the expeditious completion of such work. Tenant acknowledges that construction noise, vibrations and dust, and alterations of traffic patterns or parking, associated with construction activities are to be expected during the course of such construction. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to cancel or terminate this Lease and Landlord shall not be liable to Tenant for any damages, compensation or reduction of Rent by reason of (i) inconvenience or annoyance or for loss of business resulting from any act by Landlord pursuant to this Section 45(o), or (ii) any changes, expansion, renovation or reconfiguration of the Project; nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration. Landlord shall use commercially reasonable efforts not to unreasonably interfere with Tenant’s use of the Premises and access to the Premises under the Lease in undertaking any of the foregoing activities (meaning, Landlord shall use commercially reasonable efforts to reasonably mitigate the adverse impacts of Landlord’s construction activities on the Premises), and the resulting permanent improvements following such activities shall not unreasonably interfere with Tenant’s use of the Premises or access to the Premises under the Lease.

(p) Discontinued Use. If, at any time following the Rent Commencement Date, Tenant does not continuously operate its business in the Premises for a period of 90 consecutive days, Landlord may, but is not obligated to, elect to terminate this Lease upon 30 days’ written notice to Tenant, whereupon this Lease shall terminate 30 days’ after Landlord’s delivery of such written notice (“Termination Date”), and Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Termination Date and those which, pursuant to the terms of this Lease, survive the expiration or early termination of this Lease; provided, however, that such termination notice shall be null and void and the Term shall continue if Tenant in good faith resumes full operations in the Premises prior to the Termination Date and timely certifies to Landlord the same in writing. Further, and notwithstanding the foregoing, Landlord shall not have such termination right if (A) Tenant

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provides Landlord with reasonable advance notice prior to stopping operations and, at the time of stopping operations, (i) Tenant completes Tenant’s obligations under the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and Tenant provides reasonably detailed documentation to Landlord confirming such matters, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy and perform all of Tenant’s obligations under this Lease as they come due; provided that, for reasonable periods due to casualty, alterations, Tenant shall only be required to comply with clauses (i), (iii), and (iv), or (B) any such stoppage in operations is as a result of repair, restoration, remodeling, casualty or other Force Majeure occurrence provided all appropriate safeguards are taken with respect to all Hazardous Materials as demonstrated to Landlord.

(q) Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

(r) Non-Disclosure of Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of such terms may adversely affect the ability of Landlord and its affiliates to negotiate, manage, and administer other leases and impair Landlord’s relationship with other tenants. Accordingly, as a material inducement for Landlord to enter into this Lease, Tenant, on behalf of itself and its partners, managers, members, officers, directors, employees, agents, and attorneys, agrees that it shall not disclose the terms and conditions of this Lease to any publication or other media or any tenant or apparent prospective tenant of the Building or other portion of the Project or any real estate agent or broker, either directly or indirectly. The provisions of this paragraph (r), however, shall not preclude Tenant from (i) filing this Lease with the Securities and Exchange Commission to the extent required by Tenant to comply with applicable securities laws or regulations or from disclosing it in the manner and to the extent required by the applicable rules of any public stock exchange, (ii) disclosing the terms and conditions of this Lease to Tenant’s attorneys, accountants and other consultants who need to know the same to render services to Tenant so long as they agree to keep such information confidential consistent with this paragraph, (iii) disclosing the terms and conditions of this Lease to Tenant’s broker that has a need to see this Lease in connection with an assignment or sublease, or otherwise advising Tenant with respect to this Lease, so long as they agree to keep such information confidential consistent with this paragraph, and (iv) disclosing the terms and conditions of this Lease to an assignee or subtenant, but only once a letter of intent is executed with such assignee or subtenant and they agree to keep this Lease confidential consistent with this paragraph.

(s) Prevailing Party’s Fees. In the event that either party should bring suit or commence any suit or proceeding related to this Lease, then all reasonable costs and expenses, including reasonable attorneys’ fees and expert fees, incurred by the prevailing party relating to such legal action shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

[Signatures on next page]

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Execution Version

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. - Page 50

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed and delivered under seal as of the day and year first above written.

TENANT:

ENANTA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	Paul J. Mellett
Title:	Senior Vice President and Chief Financial Officer

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-MA REGION NO. 75, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

By:
		Name:	Allison Grochola
		Title:	SVP—Real Estate Legal Affairs

[Signature Page to Lease Agreement]

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. A

Execution Version

EXHIBIT A

DESCRIPTION OF PREMISES

AOTC Building 2, Floor 1

AOTC Building 2, Floor 2 – Suite 201

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. A

Execution Version

AOTC Building 2, Floor 3 – Suite 301

AOTC Building 2, Floor 4

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. A

Execution Version

AOTC Building 2, Penthouse

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. B

Execution Version

- Page 1

EXHIBIT B-1

DESCRIPTION OF PROJECT

A certain parcel of land with the buildings thereon situated on the Southerly side of Arsenal Street in Watertown, Middlesex County, Massachusetts and being shown as Lot 1 on a plan entitled “Plan of Land in Watertown, Massachusetts” dated June 19, 1997, prepared by Dunn-McKenzie, Inc. and recorded with the Middlesex South Registry of Deeds on August 5, 1998 as Plan No. 832 in Book 28930, Page 478, bounded and described as follows:

Beginning on the southerly sideline of Arsenal Street at the Northwesterly corner of Arsenal Associates Land being the Northeasterly corner of Lot 1 on the easterly sideline of Talcott Street (a private road); thence

SOUTH 13° 53’-39” WEST	a distance of 737.70 feet by Arsenal Associates and Town of Watertown land to an angle in said property; thence

SOUTH 11° 42’-25” EAST	a distance of 2.67 feet to a corner of Lot 2; thence

NORTH 76° 03’-07” WEST	a distance of 438.96 feet through a granite bound to a Hex-rod (set) for a corner; thence

SOUTH 19° 17’-48” WEST	a distance of 125.38 feet to an Iron Rod (set) for a corner; thence

SOUTH 50° 21’-36” WEST	a distance of 163.25 feet to an Iron Rod (set) at North Beacon Street on curve for a corner; thence

NORTHWESTERLY	on a curve to the right having a radius of 586.00 feet, an arc distance of 160.79 feet to the point of tangency; thence

NORTH 20° 36’-23” WEST	a distance of 292.07 feet to the point of curvature; thence

NORTHWESTERLY	on a curve to the left having a radius of 627.44 feet, an arc distance of 465.40 feet to the point of tangency; thence

NORTH 63° 06’-20” WEST	a distance of 707.76 feet to a slight angle break; thence

NORTH 63° 43’50” WEST	a distance of 101.12 feet to a corner of land of Burnham Manning Post #1105-Veterans of Foreign Wars of U.S.A., Inc. the last five courses being by North Beacon Street; thence

NORTH 25° 59’-00” EAST	a distance of 435.94 feet to a corner of Arsenal Street; thence

SOUTH 69° 39’-19” EAST	a distance of 1455.13 feet to a Stone Bound at a slight angle break; thence

SOUTH 68° 05’-21” EAST	a distance of 451.60 feet to a corner at the point and place of beginning, the last two courses being by Arsenal Street.

Lot 1 contains 1,281,841 square feet (29.42 Acres) more or less.

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. B

Execution Version

- Page 2

EXHIBIT B-2

PROJECT PLAN

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. C

Execution Version

- Page 1

EXHIBIT C

WORK LETTER

This WORK LETTER (this “Work Letter”) is incorporated into that certain Lease Agreement (the “Lease”) dated as of May 12            , 2022, by and between ARE-MA REGION NO. 75, LLC, a Delaware corporation (“Landlord”), and ENANTA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1.	General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jeffrey R. Higgins (“Tenant’s Representative”) as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Suzie Markin and Thomas Bryte (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants, and Contractors for Tenant Improvements. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) for the Tenant Improvements (as defined in Section 3(a) below), the general contractor for the Tenant Improvements (the “General Contractor”), and any subcontractors for the Tenant Improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant has selected and Landlord has approved PIDC Construction as the general contractor and Olson Lewis + Architects as the TI Architect. Landlord shall be named a third-party beneficiary of any contract entered into by Tenant with the TI Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2.	Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of completing the improvements identified as the “Base Building Delivery Condition” on the matrix attached hereto as Schedule 1 and as shown on the plans attached hereto as Schedule 2 (as modified by permitted Landlord Modifications and Approved Tenant Modifications, as such terms are defined below, the “Landlord’s Construction Plans”). It is acknowledged that: (x) the plans attached as Schedule 2 depict more than Landlord’s Work, (y) “Landlords Work” consists only of those elements shown on such plans which are identified on Schedule 1 as “Base Building Delivery Condition”, and (z) “Landlord’s Construction Plans” shall mean only the portion of such plans depicting Landlord’s Work.

(b) Performance of Landlord’s Work. Landlord shall construct and complete Landlord’s Work in a good and workmanlike manner, and, except as otherwise set forth herein, at its sole cost and expense. Landlord has engaged AECOM Tishman as the general contractor for Landlord’s Work; provided Landlord shall have the right to replace AECOM Tishman with another contractor in Landlord’s sole discretion. Landlord shall be solely responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work.

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(c) Landlord Modifications. It is anticipated that prior to and during construction of Landlord’s Work, Landlord may require changes to the Landlord’s Construction Plans as Landlord shall desire and/or as may be required to obtain an occupancy permit or other governmental approvals or otherwise comply with Legal Requirements. Landlord shall be entitled, from time to time, to make any such changes to the Landlord’s Construction Plans (collectively, the “Landlord Modifications”), without Tenant’s consent, so long as such Landlord Modifications, if implemented, would not materially modify the Premises in a manner that has a material adverse effect on Tenant’s Improvements, or would preclude access to the Premises or Tenant’s Permitted Use (an “Adverse Condition”). In the event any such Landlord Modifications, if implemented, would create an Adverse Condition, Landlord shall notify Tenant of such Landlord Modifications prior to implementation thereof (which notice shall include a description of Landlord’s Modifications and Landlord’s description of the Adverse Condition), and Tenant shall, within five (5) business days after receipt of Landlord’s notice, notify Landlord of Tenant’s approval or reasonable disapproval thereof with specified reasons for such disapproval. Tenant’s failure to notify Landlord of its approval or reasonable disapproval within such five (5) business day period shall be deemed Tenant’s approval of such proposed Landlord Modifications.

(d) Tenant-Requested Modifications. Except as provided below in this Section 2(d), Tenant shall have no right to make or request, and Landlord shall, in its sole discretion, have no obligation to approve and may disapprove, any changes to the Landlord’s Construction Plans desired by Tenant. Notwithstanding the foregoing, Tenant may request from time to time that Landlord make reasonable changes to the Landlord’s Construction Plans wholly within the Premises pertaining to the functional operation and use of the Premises (such requested modifications shall be referred to collectively herein, as the “Tenant-Requested Modifications”). Landlord shall not unreasonably withhold its consent to any such Tenant-Requested Modifications to Landlord’s Work so long as the same: (i) do not affect any areas outside of the Premises; (ii) would not result in an adverse effect on the Building systems or structure or the operation and maintenance thereof; (iii) comply with Legal Requirements; (iv) in Landlord’s opinion do not adversely affect the future re-tenanting of the Premises or the current or future tenanting of the Building or delivery conditions or delivery dates needed for other tenants; and (v) will not delay the Delivery date or the date of the Substantial Completion of Landlord’s Work, unless, as part of Landlord’s approval of any such Tenant-Requested Modifications, Tenant agrees in writing that a delay in the Delivery date and/or the date of Substantial Completion of the Landlord’s Work due to the Tenant-Requested Modifications (as determined by Landlord) will constitute a Tenant Delay hereunder. Landlord may require Tenant to pay the cost to remove and restore Tenant-Requested Modifications at the expiration or earlier termination of the Term and Landlord may increase the Security Deposit by such amount. No deduction from the rentable square footage of the Premises for purposes of determination of Base Rent payable under the Lease, which would otherwise apply under the Lease, shall be made as a result of any vertical penetrations required by or as a part of such Tenant-Requested Modification or otherwise.

(e) Landlord Notification. If Landlord disapproves Tenant’s request to incorporate any Tenant-Requested Modifications, Landlord shall notify Tenant of such disapproval within fifteen (15) business days after Landlord’s receipt of Tenant’s notice requesting that Landlord implement such items. Landlord’s failure to notify Tenant of its approval or disapproval within such fifteen (15) business day period shall be deemed Landlord’s disapproval of such proposed Tenant-Requested Modifications. If Landlord approves such proposed Tenant-Requested Modifications and if Landlord believes that the Tenant- Requested Modification will increase design or construction costs of Landlord’s Work or result in a delay in design, permitting, or construction of the Landlord’s Work, Landlord shall, within a reasonable time after receipt of Tenant’s request for a Tenant-Requested Modification in light of the scope of the request, provide to Tenant an estimate of costs for the design, permitting and construction of such Tenant-Requested Modification and a good faith estimate of any resulting Tenant Delays on account of such Tenant- Requested Modification (provided in no event shall such estimates be deemed to limit the extent of such cost or Tenant Delay for which Tenant is responsible on account of such Tenant-Requested Modification).

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(f) Approved Tenant Modifications. Any Tenant-Requested Modification that Landlord agrees to incorporate into the Landlord’s Construction Plans shall be referred to herein as an “Approved Tenant Modification”. Landlord shall cause the design, permitting and construction of the Approved Tenant Modification to be performed at Tenant’s sole cost and expense (to the extent such Approved Tenant Modification results in increased costs of the design, permitting or construction), which costs shall include: (i) all design, permitting and construction costs; and (ii) all out of pocket costs incurred by Landlord with respect to any delays or changes in the design and construction of the Landlord’s Work to the extent caused by, relating to and/or arising out of such Approved Tenant Modifications (collectively, the “Tenant Modifications Delays”). Landlord shall have no obligation to bear any portion of the cost of any Approved Tenant Modifications. Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Approved Tenant Modifications, 100% of the estimated costs of such Approved Tenant Modifications. If Tenant fails to deposit any amounts with Landlord on account of the Approved Tenant Modifications, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent. In the event the actual costs of such Approved Tenant Modifications exceed the estimated cost therefor, Tenant shall pay to Landlord such deficiency within 30 days following invoice from Landlord.

(g) Delivery. For the purposes of this Work Letter, the term “Delivery” or “Deliver” shall mean the date one (1) business day following the date Landlord has delivered to Tenant a certification from Landlord’s architect which confirms that the core and shell of Landlord’s Work in the Premises is Substantially Complete and, if necessary to permit Tenant to undertake the Tenant Improvements, issuance by the building department of a signed building card, and Tenant’s General Contractor has access to the Premises for purposes of performing the Tenant Improvements; it being acknowledged and understood that the Tenant Improvements will be constructed while Landlord completes Landlord’s Work. Landlord shall use reasonable efforts to Deliver the Premises to Tenant on or before the Target Delivery Date. Landlord agrees to use commercially reasonable efforts to notify Tenant of the date that Landlord expects to Deliver the Premises no later than twenty (20) days prior to such date, to the extent possible (such notice may be given at a construction meeting or sent via email to Tenant); provided, in the event Delivery is sooner or later than such twenty (20) days, Landlord shall not be in default hereunder and the Delivery shall not be delayed to the date in such notice. Tenant’s taking possession of the Premises shall not constitute a waiver of Landlord’s obligations to cure defects in Landlord’s Work pursuant to Section 2 of the Lease.

(h) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in accordance with the Landlord’s Construction Plans including any Landlord Modifications and Approved Tenant Modifications, subject in each case, to Minor Variations, incomplete work that does not impact the Premises or Tenant Improvements (such as, by way of example, specialty design finishes in the Common Areas of the Building or utilities serving only other tenant spaces in the Building), and normal punch list items (“Substantial Completion” or “Substantially Complete”). Upon and as a condition to Substantial Completion of Landlord’s Work, (i) Landlord shall cause the Landlord’s architect and the Landlord’s general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704 and (ii) with respect to the core and shell of the Building only, a certificate of occupancy (temporary or permanent) or a signed building card from the city inspectors has been issued or obtained if and to the extent necessary to permit Tenant to undertake the Tenant Improvements unless the same cannot be obtained due to work or other activities (or lack thereof) of Tenant. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit; (ii) to comply with any Approved Tenant Modification; (iii) to comply with any Landlord Modifications; (iv) to comport with good design, engineering, and construction practices; or (v) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. Notwithstanding the foregoing, if a Minor Variation materially changes the Premises, Landlord will not undertake such Minor Variation without Tenant’s prior consent, such consent not to be unreasonably withheld, conditioned or delayed. Landlord

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and Tenant shall conduct a final walk-through of the Landlord’s Work not earlier than ten (10) business days prior to the expected date of Substantial Completion of the Landlord’s Work, as specified by written notice from Landlord to Tenant (which notice may be given at a construction meeting or by email to the Tenant), and each shall prepare a punch list. Landlord and Tenant shall meet in good faith to create one unified list of punch list items; provided that any dispute regarding the unified list shall be resolved by Landlord’s architect. Landlord agrees to diligently and continuously pursue completion of the punch list items, and will complete any punch list items that materially impair Tenant’s ability to complete the Tenant Improvements or operate Tenant’s business in the Premises within ninety (90) days, subject to “Force Majeure” (as defined in Section 34 of the Lease) and “Tenant Delays” as defined below.

(i) Tenant Delays. As used herein and in the Lease, “Tenant Delay” shall mean any actual delay in Landlord’s achievement of Delivery or Substantial Completion of the Landlord’s Work as a result of any one or more of the following:

(i) Tenant’s Representative was not available within two business days (or such other period as may be expressly set forth in this Work Letter or agreed to, in writing, by the parties) to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Tenant-Requested Modifications whether or not any such Tenant-Requested Modifications are actually performed;

(iii) Construction of any Approved Tenant Modifications;

(iv) Tenant’s delay beyond the period set forth in the next sentence in providing information critical to the normal progression of the Landlord’s Work. Tenant shall provide such information as soon as reasonably practical, but in no event longer than one week after receipt of any request for such information from Landlord;

(v) Tenant’s delay in making payments to Landlord for Approved Tenant Modifications; or

(vi) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons provided any Tenant Delay under this clause (vi) will not start to accrue until Landlord has given Tenant notice that such act or omission is causing delay (which may be given verbally or by email).

If Delivery or Substantial Completion of Landlord’s Work is delayed for any of the foregoing reasons, then Landlord shall cause Landlord’s contractor to certify the date on which Delivery would have occurred or Landlord’s Work would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery or Substantial Completion, as applicable.

(j) Construction Meetings; Cooperation and Coordination of Landlord’s Work and Tenant Improvements. Prior to and during construction of the Tenant Improvements. Landlord shall be invited to attend and observe the formal design and construction meetings Tenant has with the TI Architect and the General Contractor for the Tenant Improvements. Prior to and during construction of the Landlord’s Work, Tenant shall be invited to attend and observe (as opposed to participate in) the formal design and construction meetings Landlord has with Landlord’s architect and the general contractor for Landlord’s Work, unless Landlord approves, in its sole discretion, of Tenant’s participation in such meetings. During any period of overlap between Landlord’s Work and the Tenant Improvements, Landlord and Tenant shall meet from time to time so as to coordinate construction schedules and other logistics in an effort to minimize any interference with the timely completion of Landlord’s Work and the Tenant Improvements. Tenant shall cause its General Contractor to cooperate with the general contractor performing the Landlord’s Work and Landlord shall cause its general contractor to cooperate with the General Contractor; in the event of any

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conflict, the requirements of the construction of Landlord’s Work shall take precedence. Without limitation of the foregoing, Tenant acknowledges that Landlord may construct Landlord’s Work with union labor, and agrees to cause its General Contractor, subcontractors, and suppliers to work in harmony with Landlord’s general contractor, subcontractors, and suppliers. Tenant shall be responsible for any costs incurred or delays suffered by Landlord arising from a breach of the requirements of this Section 2(j).

3.	Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises desired by Tenant of a fixed and permanent nature. Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy other than the completion of Landlord’s Work.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements within fifteen (15) days of the date hereof. Not more than ten (10) business days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within ten (10) business days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

(c) Working Drawings. Not later than fifteen (15) business days following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than ten (10) business days after Landlord’s receipt of the same. Tenant shall cause the TI Construction Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within ten (10) business days thereafter. Such process shall continue until Landlord has approved the TI Construction Drawings. Once approved by Landlord, subject to the provisions of Section 5 below, Tenant shall not modify the TI Construction Drawings.

(d) Approval and Completion. If any dispute regarding the design of the Tenant Improvements is not settled within ten (10) business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable by Tenant, including utilizing the TI Allowance pursuant to Section 6(d), and (iii) Tenant’s decision will not affect the Landlord’s Work, the base Building, the structural components of the Building, any Building systems, or any areas outside the Premises (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 5 hereof.

4.	Performance of Tenant Improvements.

(a) Commencement and Permitting of the Tenant Improvements. Promptly upon Landlord’s Delivery of the Premises to Tenant and Tenant’s obtaining and delivering to Landlord a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements as depicted on the TI Construction Drawings approved by Landlord, Tenant shall commence and thereafter continuously and diligently prosecute construction of the Tenant Improvements to completion. The cost of obtaining the TI Permit shall be payable by Tenant, including utilizing the TI Allowance pursuant to Section 6(d). As

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. C

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reasonably necessary, Landlord shall assist Tenant in obtaining the TI Permit. Prior to the commencement of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the General Contractor and the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance, and in the case of the TI Architect, professional liability insurance. Tenant shall cause the General Contractor and the TI Architect to provide a certificate of insurance, which other than with respect to the Architect’s professional liability insurance, shall list Landlord as an additional named insured and Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the coverages required above.

(b) Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

(c) Completion. Tenant shall complete or cause to be completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Construction Drawings. Upon the substantial completion of the Tenant Improvements, Tenant shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the AIA document G704.

5. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 5 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, unless such changes would affect the Landlord’s Work, the base Building, the structural components of the Building, any Building systems, or any areas outside the Premises (in which case Landlord’s approval shall be in its sole discretion).

(a) Tenant’s Right to Request Changes. If Tenant shall request changes (“Changes”), Tenant shall do so by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within five (5) business days thereafter.

(b) Implementation of Changes. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 6(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

6. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”) and deliver a copy of the Budget to Landlord for Landlord’s approval, which shall not be unreasonably withheld or delayed. The Budget shall be based upon the TI Construction Drawings approved by Landlord and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 1% of the TI Allowance for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable by Tenant, including by utilizing the TI Allowance pursuant to Section 6(d). Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance and the Space Planning Allowance.

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (collectively, the “TI Allowance”) as follows:

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(i) a “Tenant Improvement Allowance” in the maximum amount of $205.00 per rentable square foot of the Premises, being $14,972,585.00 in the aggregate (subject to adjustment as set forth in the definition of Rentable Area of Premises), which is included in the Base Rent set forth in the Lease; and

(ii) a “Supplemental Tenant Improvement Allowance” in the maximum amount of $50.00 per rentable square foot of the Premises, being $3,651,850 in the aggregate (subject to adjustment as set forth in the definition of Rentable Area of Premises), which shall, to the extent used, result in the adjustment to the Base Rent as set forth in the Lease; and

(iii) a “Liquid Nitrogen Generator Upgrade Allowance” up to the maximum amount of $75,000.00; provided the Liquid Nitrogen Generator Upgrade Allowance may only be used for the hard and soft costs to design, acquire and install that portion of the Tenant Improvements consisting of a liquified nitrogen storage system within the Premises; and

(iv) a “HVAC Systems Allowance” in the maximum amount of $2.00 per rentable square foot of the Premises, being $146,074.00 in the aggregate (subject to adjustment as set forth in the definition of Rentable Area of Premises), for the hard and soft costs to design, acquire and install that portion of the Tenant Improvements consisting of additional HVAC systems within the Premises; provided the HVAC Systems Allowance shall only be available to the extent Landlord reasonably determines, based on the review of Tenant’s Schematic Design plans, MEP/FP Basis of Design, and Design Development plans submitted by Tenant, that additional HVAC systems are necessary in the Premises based on Landlord’s reasonable determination that the base building HVAC is not sufficient for Tenant’s Program in the Premises. In making its determination as to whether the additional HVAC systems are necessary, Landlord shall consider Tenant’s space program and factor in customary diversity measures for air and exhaust loads derived from Tenant’s space program.

For the avoidance of doubt, the work described in clauses (iii) and (iv) above is subject to Landlord’s approval in the same manner as the remainder of the Tenant Improvements.

Before Landlord commences Landlord’s Work, Tenant shall notify Landlord in writing whether and how much of the Supplemental Tenant Improvement Allowance Tenant has elected to receive from Landlord. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s sole and absolute discretion. The TI Allowance shall be disbursed in accordance with this Work Letter. Any unused portion of the TI Allowance shall be forfeited and shall cease to be available to Tenant after a period of 12 months following the Commencement Date. Tenant shall have the right to use and apply the TI Allowance only toward hard and soft construction costs of the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d), including, but not limited to, any architectural and engineering fees, design, permits, electrical power and other utilities, the cost of preparing the TI Design Drawings and the TI Construction Drawings (except to the extent such costs are paid for with the Space Planning Allowance), the cost of Changes, costs set forth in the Budget, including Landlord’s Administrative Rent, and Landlord’s out-of-pocket expenses (collectively, “TI Costs”); provided, however, Tenant shall have no right to the use or benefit of any portion of the TI Allowance for any other purpose (including the reduction or payment of Base Rent, the cost of any personal property or other non-Building system materials or equipment, including, but not limited to, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements).

In addition to the TI Allowance, Tenant shall be entitled to an allowance of $0.15 per rentable square foot of the Premises, being $10,955.55 in the aggregate (the “Space Planning Allowance”) to be used and applied only for the costs and expenses of preparing the TI Design Drawings.

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(c) Costs Includable in TI Allowance. The TI Allowance shall be used solely for the payment of TI Costs, subject to the further restrictions on the use of the Liquid Nitrogen Generator Upgrade Allowance and the HVAC Systems Allowance, set forth above.

(d) Excess TI Costs; Payment for TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance and the Space Planning Allowance.

During the course of the design of the Tenant Improvements, Landlord shall reimburse Tenant for the third party costs to prepare the TI Design Drawings and TI Construction Drawings against a draw request in Landlord’s standard form (such draw requests to be made not more than monthly), containing evidence of payment of such TI Costs by Tenant, to the extent of Landlord’s approval thereof for payment, no later than thirty (30) days following receipt of such draw request; provided in no event shall Landlord disburse any amounts under this paragraph, in the aggregate, in excess of the Space Planning Allowance.

During the course of design and construction of the Tenant Improvements (but only to the aggregate extent of the TI Allowance), Landlord shall reimburse Tenant for TI Costs against a draw request in Landlord’s standard form (such draw requests to be made not more than monthly) containing evidence of payment of such TI Costs by Tenant and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than thirty (30) days following receipt of such draw request and supporting materials. Notwithstanding the foregoing, if at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance (the “Excess TI Cost”), then Landlord shall only be obligated to fund (to the extent any portion of the TI Allowance remains outstanding) the amount of such payment requisitioned multiplied by a fraction, the numerator of which is the remaining TI Allowance remaining outstanding and the denominator of which is the total remaining TI Costs. To assist with such determination, Tenant will submit an updated Budget for Landlord’s approval with each requisition, certified by Tenant, and containing such information as Landlord may reasonably require. Upon completion of the Tenant Improvements (and prior to any final disbursement of the TI Allowance), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors holding contracts or performing work valued at more than $10,000.00 and final, unconditional lien waivers from all such contractors and subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) a certificate of occupancy for the Premises; and (v) copies of all operation and maintenance manuals and warranties affecting the Premises. If following completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Allowance, subject to the terms of this Work Letter, Tenant shall be entitled to such amounts only to the extent such amounts should have been applied to TI Costs but for the adjustment of Landlord’s payments on account of same resulting from the existence of Excess TI Cost. In addition to the foregoing, it is acknowledged that (i) the use of the Liquid Nitrogen Generator Upgrade Allowance is subject to the further condition that it may only be used for those purposes set forth in subparagraph 6(b)(iii) above, and (ii) the use of the HVAC Systems Allowance is subject to the further condition that it may only be used for those purposes set forth in subparagraph 6(b)(iv) above, and Tenant shall provide Landlord with such additional information and breakdowns as Landlord may reasonably request to separately track such costs.

7. Miscellaneous.

(a) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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(b) No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance during any period that Tenant is in default under the Lease.

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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SCHEDULE 1

Work Matrix

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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ARSENAL ON THE CHARLES - BUILDING NO. 2 Landlord Tenant Landlord (at Tenant’s LANDLORD/TENANT RESPONSIBILITY MATRIX GENERAL The Core & Shell shall be certified by the USGBC at a minimum of LEED Gold X The Tenant Improvements shall be certified by the USGBC at a minimum of LEED Silver X At grade parking spaces at a ratio of 2.0 cars per 1,000 RSF leased X Changes to the Core & Shell scope to meet FM Global or equal requirements X The Core & Shell third-party commissioning to meet LEED Enhanced Commissioning requirements X The Tenant third-party commissioning to meet LEED Enhanced Commissioning requirements X SITEWORK Perimeter sidewalks, street curbs, miscellaneous site furnishings, and landscaping X Telephone service, from local exchange carrier , to the Core & Shell main demarcation room for Core & Shell and Tenant Premises connections. X Domestic sanitary sewer connection to the Core & Shell X Roof storm drainage X Electrical service for the Core & Shell and anticipated Tenant Premises loads X Natural gas service for the Core & Shell needs X Natural gas service for the Tenant Premises needs X Domestic water service to the Core & Shell. There is a 2” domestic cold water and a 2” non- domestic cold water for Tenant use. There will be a valved and capped connection delivered to X Fire protection water service to the Core & Shell. X LANDSCAPING Complete site and civil improvements package, including design and installation X Site landscaping, including design and installation X STRUCTURE Reinforced composite concrete slabs-on-metal deck with 100 psf live load capacity in the Tenant X Reinforced composite concrete slabs-on-metal deck with 100 psf live load capacity in the Core & Shell Common Areas X Reinforced composite concrete slabs-on-metal deck with 150 psf loading capacity in the Core & Shell mechanical penthouse X Concrete containment curbs at mechanical penthouse walls and shafts X Containment curbs in Tenant Premises to support Tenant program X Structural enhancements for specific Tenant Premises and program load requirements. X Structural floor designed to meet peak vibration criterion of 8,000 micro inches per second at 75 spm X Structural reinforcing to meet vibration criterion required by Tenant X Typical Floor to floor height of: X 20’-0” at Level 1 15’-0” at Levels 2-4 20’-0” at Penthouse Proposed column bay spacing: 33’-0” E-W and 46’-0” N-S, typical X Structural framing dunnage above the roof for the Core & Shell equipment X Structural framing dunnage above the roof for Tenant equipment, subject to Landlord review and X Framed openings for the Core & Shell utility risers X Framed openings within pre-allocated Core & Shell areas for Tenant utility risers X Framed openings, beyond what the Core & Shell is providing within pre-allocated Core & Shell areas for the Tenant subject to Landlord review and approval X Miscellaneous metals and/or concrete pads for the Core & Shell equipment X Miscellaneous metals items and/or concrete pads for the Tenant equipment X ROOFING Single-ply TPO roofing system with protection board, rigid insulation, AVB, and 20 year warranty X Roofing penetrations for the Core & Shell equipment X Roofing penetrations for the Tenant equipment, installed by Core & Shell roofing subcontractor. Penetrations subject to Landlord review and approval. X Walkway pads to the Core & Shell equipment X Walkway pads to the Tenant equipment X Roofing alterations driven by approved Tenant requested modifications to the Core & Shell, installed by the Core & Shell roofing subcontractor X EXTERIOR The Core & Shell exterior (note: the Core & Shell facade is currently being designed and will be consistent with a Class A building typical to the local market and sustainability goals) X The Core & Shell accessible entrances X Building mounted signage and/or ground mounted exterior signage in accordance with City of Watertown rules and regulations and the Lease subject to Landlord review and approval. X Penthouse enclosure for tenant equipment X Penthouse enclosure for Core Shell equipment X Rooftop Screen for Core and Shell rooftop equipment X Rooftop Screen for the Tenant rooftop equipment X Loading Dock w/ Automated Painted Doors and Enclosure X COMMON AREAS Accessible Core & Shell entrances X Egress corridors on multi-tenant floors X First floor finished lobby, consistent with a Class A building typical to the local market X Toilet rooms in Building Common Areas, consistent with a Class A building typical to the local market X

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

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ARSENAL ON THE CHARLES -BUILDING NO. 2 Landlord Tenant Landlord (at Tenant’s LANDLORD/TENANT RESPONSIBILITY MATRIX Finishes in the Core & Shell Common areas X Code required interior signage for the Core & Shell areas X Maintenance closets in the Core & Shell areas X Electrical rooms in the Core & Shell areas for Core & Shell equipment and Tenant sub meters X The Core & Shell Tel Data Demarcation room (MPOE) X Pathway from the Core & Shell demarcation room to the Core & Shell IDF rooms on each floor X Tenant IDF rooms within Tenant Premises X Tenant low voltage infrastructure from the Core & Shell Demarcation room (MPOE) to Tenant IDF rooms and distribution to Tenant Premises X Doors frames and hardware at the Core & Shell areas X Doors, frames, and hardware at the Tenant Premises X Landlord Provided PH neutralization system on 1st Floor X Finished Roof Deck Amenity, including code access. X ELEVATORS One (1) passenger elevator, serving every single level including access to the roof amenity deck. The elevator will have 3,500 lb. capacity and 350 FPM. and 3’-6” wide opening. X One (1) passenger elevator, serving every single level including access to the roof amenity deck. The elevator will have 5,000 lb. capacity and 350 FPM. and 4’-6” wide opening. X One (1) service elevator serving every floor including the penthouse. Elevator will have 5,000 lb. capacity, 350 FPM, 4’-6” wide door opening. X Modifications to the Core & Shell elevators to accommodate Tenant requirements X WINDOW TREATMENT Furnish and install the Core & Shell window treatment standard, including associated supports and blocking, in Tenant Premises; the standard window treatment is currently TBD. X Solid surface window sills as applicable in Tenant Premises X TENANT PREMISES Drywall and finishes at inside face of exterior walls X Finishes at inside face at Tenant side of core partitions X Toilet rooms within Tenant Premises X Finishes in Tenant Mechanical rooms X Electrical closets for Tenant program X Tel/data rooms for Tenant program X Tenant kitchen areas X Modifications to the Core & Shell to accommodate Tenant requirements X Moisture mitigation measures at slabs in Tenant Premises X Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildout in Tenant Premises X Fixed or movable casework in Tenant Premises X Laboratory equipment including, but not limited to, biosafety cabinets, autoclaves, glasswashers, bioreactors in Tenant Premises X Chemical fume hoods, bench fume hood, lab casework in Tenant Premises X Shaft enclosures for Core & Shell risers X Shaft enclosures for Tenant risers within allocated space in the main vertical Core & Shell shafts X Shaft enclosures for Tenant risers outside of the allocated space in the main vertical Core & Shell shafts subject to Landlord approval. X All interior signage for Tenant Premises X Sound attenuation upgrades (interior and / or exterior) in order to comply with City of Watertown’s acoustical criteria and design of Tenant Premises X Upgrades to Tenant Mechanical rooms (solid partition enclosures; wall, ceiling and floor finishes; doors, frames and hardware) X FIRE PROTECTION Fire service entrance including fire department connection, alarm valve) and back flow protection X Primary distribution and sprinkler heads adequate to support ordinary hazard with upturned heads X All run outs, drop heads, and related equipment within Tenant Premises X Modification to the Core & Shell Fire Protection system, including sprinkler piping and head locations, to suit Tenant layout and hazard index X Specialized extinguishing systems X Preaction dry-pipe systems (if required) within Core & Shell areas X Preaction dry-pipe systems (if required) within Tenant Premises X Fire extinguisher cabinets within Core & Shell areas X Fire extinguisher cabinets within Tenant Premises X Standpipes, distribution and hose connections within building common areas X Additional hose connections within Tenant Premises, including distribution piping X Fire Pump. if required X

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

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ARSENAL ON THE CHARLES - BUILDING NO. 2 Landlord Tenant Landlord (at Tenant’s LANDLORD/TENANT RESPONSIBILITY MATRIX PLUMBING Domestic water service with backflow prevention and Core & Shell risers X Domestic water distribution within Tenant Premises, including reduced pressure backflow preventer X Non-potable water risers for the Tenant use, including water booster system and reduced pressure backflow preventer X Non-potable water distribution within Tenant Premises X Core & Shell restroom plumbing fixtures compliant with accessibility requirements X Tenant restroom plumbing fixtures compliant with accessibility requirements X Wall hydrants within the Core & Shell areas (where required by code) X Tenant metering and sub-metering at Tenant connection X Storm drainage system X Sanitary waste and vent service for the Core & Shell areas X Sanitary waste and vent service for the Tenant Premises X Sanitary ejector for Core & Shell fixtures that cannot drain by gravity X Hot water generation for the Core & Shell restrooms X Potable hot water generation for tenant spaces X Laboratory waste system and risers. Lab waste and vent lines will be capped at each floor for Tenant connections. X Building common PH adjustment system X Lab waste ejector system for 1st floor tenant or recessed pH adjustment system X Tempered hot water distribution piping to pH neutralization system area eyewash/shower unit. X Lab waste and vent pipe distribution serving Tenant Premises X Sampling ports at laboratory waste lines prior to connection to building riser. Sampling port locations subject to Landlord’s approval. X Non-potable hot water generation for Tenant use X Air compressor, risers, and pipe distribution X Lab vacuum system, risers, and pipe distribution X Tepid water generator and risers X Tepid water pipe distribution and emergency fixtures for Tenant design including open end drain X RO/DI water generator, risers pipe distribution, and reject routing to the point of connection. X DI water generator, risers, pipe distribution wand reject routing to the point of connection. X Manifolds, piping, and other requirements including cylinders, not specifically mentioned above X OED at janitor closets for clear water waste X NATURAL GAS Natural gas service to the Core & Shell X Natural gas service, pressure regulator, and meter for Core & Shell gas needs X Natural gas service, pressure regulator , and meter for Tenant gas needs X Natural gas piping from Tenant meter to Tenant Premises X Natural cas meter serving Tenant Premises X Natural gas pipe distribution within Tenant Premises X HEATING, VENTILATION, AIR CONDITIONING An air handling system sized to provide 100% outside air based on 1.4 CFM/USF for tenant areas X Tenant fitout areas to utilize fan coils or chilled beams for space conditioning X Humidification X Gas fired condensing boilers to support the 100% outside air handling units and reheat coils X Chiller plant to provide chilled water for AHUs and terminal units fan coils or chilled beams on the X Chilled water to floors sized for 500 SF/ton X Vertical supply air duct distribution with horizontal take off through a smoke/fire damper at the Tenant connection point X Air flow monitoring via building management system X Supply and exhaust air duct distribution within Core & Shell areas X Supply and exhaust air duct distribution with Tenant Premises X Vertical exhaust air duct risers at the Tenant connection point X Exhaust air duct distribution within Core & Shell areas X Exhaust air duct distribution within Tenant Premises X Specialty exhaust system for Tenant program X Restroom exhaust for Core & Shell toilet rooms X Restroom exhaust for bathrooms within the Tenant Premises X Hot water pipe risers X Hot water pipe distribution within Tenant Premises X Hot water BTU meter within Tenant Premises X Building Management System (BMS) for the Core & Shell X BMS (compatible with Landlord’s system and subject to Landlord review and approval) within Tenant Premises monitoring Tenant infrastructure X Cooling system for the Core & Shell electrical closets X Cooling system for electrical closets within Tenant Premises X Sound attenuation for the Core & Shell infrastructure to comply with Watertown Noise Ordinance X Sound attenuation for Tenant equipment to comply with Watertown Noise Ordinance X Additional/ dedicated cooling equipment for Tenant requirements X Chilled water pipe risers for Tenant use X Chilled water pipe distribution within Tenant Premises X

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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ARSENAL ON THE CHARLES - BUILDING NO. 2 LANDLORD/TENANT RESPONSIBILITY MATRIX Landlord Tenant Landlord (at Tenant’s ELECTRICAL Normal Power with capacity for Tenant Premises based on 12 watts/USF lab and 4 watts/USF of X Standby Power (generator) with capacity for Tenant Premises based on 4 watts/RSF based on customary diversity measures X Life Safety Power (generator) with capacity for Tenant Premises based on 2 watts/RSF of office/lab area based on customary diversity measures X Future standby or Life safety generators for Tenant use (in addition to what is provided by the Core & X Normal, standby and life safety power distribution within Tenant Premises X Sound attenuation for the Core & Shell generator to comply with Watertown Noise Ordinance. Core & Shell generator provided with fuel tanks to support 12 hours of run time with a local agreement for 8 hour fuel service. X 480V normal power distribution for Tenant connection, unmetered X Switchgear and panels for standby and life safety power on each floor are available for Tenant power connections. X Switchgear and busway for Tenant tie-in with bus plug and check meter X Lighting and power distribution for the Core & Shell areas X Lighting and power distribution for Tenant Premises X Lighting in Tenant Premises to be programmed to turn lights off at a certain time (time to be determined by Landlord) X Life Safety power (life safety), emergency lighting/exit signage including panels and circuit breakers for the Core & Shell areas X Tenant distribution panels, transformers, etc. in Tenant Premises to serve Tenant loads X Electronic check metering for Tenant life safety power including reporting to the Core & Shell BMS X Electronic check metering for Tenant normal and standby power including reporting to the Core & Shell BMS system X Lightning Protection System for the Core and Shell X Lightning Protection System for the Tenant Premises (proper surge protection on Tenant equipment including protecting any circuits that extend up through the roof) X Grounding Riser network and copper grounding bar on each level within the Core & Shell electrical X Grounding extension to and within the Tenant Premises X FIRE ALARM Fire alarm system with devices within the Core & Shell areas X Fire alarm expansion sub panels and devices for Tenant Premises with integration into the Core & Shell system X Alteration/reprogramming to fire alarm system to facilitate Tenant program X TELEPHONE/DATA Underground local exchange carrier service to the Core & Shell demarcation room (MPOE) X Tenant tel/data rooms X Pathways from the Core & Shell demarcation room (MPOE) to Core & Shell tel/data rooms X Pathway from Core & Shell tel/data rooms to Tenant tel/data rooms X Tel/Data cabling from demarcation room to intermediate distribution frame rooms X Tel/Data cabling from demarcation room and/ or intermediate distribution frame rooms to Tenant X Tel/data infrastructure including, but not limited to, servers, computers, phone systems, switches, routers MUX Panels, equipment racks, ladder racks etc. X Provisioning of circuits and service from service providers X Audio visual systems and support X Cabling from Tenant tel/data room to all Tenant Premises X Distributed Antenna System (DAS) for enhanced cellular coverage in Tenant Premises (Tenant DAS prescribed by Landlord) X SECURITY Card access at the Core & Shell entries X Card access into or within Tenant Premises on separate Tenant installed and managed stem X Video camera coverage of Tenant Premises on separate Tenant installed and managed system X Disclaimer: For the avoidance of doubt, it is understood that all wattages, pressures, volumes and other capacities referenced or specified in this Landlord/Tenant Matrix are included only to specify the capacities for which the applicable systems are designed.

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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SCHEDULE 2

Landlord’s Construction Plans

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix
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Tishman Construction Corp. of MA dba AECOM Tishman Printed on Wed Apr 20, 2022 at 11:40 am EDT Job #: 60657289/P1540 AOTC Watertown - Building 2 3 Kingsbury Avenue Watertown, Massachusetts 02472
Drawing No. Drawing Title Revision Drawing Date Received Date Set General G-000 Cover sheet 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-001 Drawing List/Symbols/Abbreviations/Building Key 10 02/10/2022 02/10/2022 Bulletin #08 (02/10/22) G-002 Accessibility Details 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-010 Campus Site Plan 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-040 Fire Proofing Plans 4 02/11/2022 02/11/2022 SKA-04 (01/24/22) G-041 Fire Extinguisher Plans 2 09/24/2021 09/27/2021 Bulletin #02 (09/24/21) G-050 BUILDING ENCLOSURE SYSTEM SUMMARY 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-051 LEVEL 1 BACKSTOP PLAN 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-052 LEVEL 2 BACKSTOP PLAN 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-053 ROOF BACKSTOP PLAN 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-054 PENHOUSE BACKSTOP PLAN 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-055 NORTH & ANGLED NORTH BACKSTOP ELEVATIONS 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-056 SOUTH, EAST & WEST BACKSTOP ELEVATIONS 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-057 PENTHOUSE BACKSTOP ELEVATIONS 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) G-060 Axonometric Views 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) G-061 Axonometric Views 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) Life Safety LS-001 CODE SUMMARY SHEET 001 2 08/06/2021 08/06/2021 Construction Documents (08/06/2021) LS-002 CODE SUMMARY SHEET 0 2 08/06/2021 08/06/2021 Construction Documents (08/06/2021) LS-003 CODE SUMMARY SHEET 03 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) LS-101 LEVEL 1 - LIFE SAFETY PLAN 3 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) LS-102 LEVEL 2 - LIFE SAFETY PLAN 3 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) LS-103 LEVEL 3 - LIFE SAFETY PLAN 3 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) LS-104 LEVEL 4 - LIFE SAFETY PLAN 3 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) LS-105 LEVEL 5 ROOF - LIFE SAFETY PLAN 3 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) Civil C-101 DEMOLITION AND EROSION CONTROL PLAN 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) C-401 GRADING PLAN - ROADWAYS 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) C-501 DRAINAGE PLAN 5 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) C-601 UTILITY PLAN 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) C-605 Lighting Schedule 1 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) C-701 Dry Utility Plan 3 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) C-702 Lighting Schedule 2 09/24/2021 09/27/2021 Bulletin #02 (09/24/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix
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Tishman Construction Corp. of MA dba AECOM TishmanPrinted on Wed Apr 20, 2022 at 11: 40 am EDT Job #: 60657289/P1540 AOTC Watertown - Building 2 3 Kingsbury Avenue Watertown, Massachusetts 02472 Drawing No. Drawing Title Revision Drawing Date Received Date Set C-801 DETAILS 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) C-802 DETAILS 2 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/2021) C-803 DETAILS 3 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) C-804 DETAILS 4 2 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) ENV-101 Sub slab Mitigation System - Building 2 Layout 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) ENV-102 Sub-Slab Mitigation System - Vapor Barrier Details 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) ENV-103 Sub-Slab Mitigation System - Mechanical Details 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) Landscape IR-102 IRRIGATION PLAN 3 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) IR-103 IRRIGATION PLAN 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) IR-201 IRRIGATION DETAILS 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) IR-202 IRRIGATION DETAILS 1 08/06/2021 08/06/2021 Construction Documents (08/06/21) L-101 GENERAL NOTES 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) L-201 LAYOUT PLAN 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-301 MATERIALS PLAN 5 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-401 GRADING PLAN 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-501 TREE PROTECTION PLAN 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) L-511 PLANTING PLAN 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-520 PLANTING SCHEDULE 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-601 HORICULTURAL SOILS PLAN 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-602 SOIL PLAN 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) L-603 SOIL PLAN 2 08/06/2021 08/06/2021 Construction Documents (08/06/21) L-801 WALL & FENCE SECTIONS & ELEVATIONS 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-802 WALL & FENCE SECTION & ELEVATIONS 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-803 WALL & FENCE SECTIONS & ELEVATIONS 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-811 WALL & FENCE SECTIONS & ELEVATIONS 3 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) L-901 SITE SETAILS - PAVING AND CURB 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-902 SITE SETAILS - PAVING AND CURB 4 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-903 SITE DETAILS - PAVING AND CURB 3 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-904 SITE DETAILS - PAVING AND CURB 2 09/032021 12/30/2021 Bulletin #06 (12/17/21) L-911 SITE DETAILS - PLANTING & SOILS 3 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-912 SITE DETAILS - PLANTING & SOILS 2 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-913 SITE DETAILS - TREE PROTECTION 1 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) L-921 SITE DETAILS - FURNISHING 3 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-931 SITE DETAILS - WALL 2 09/03/2021 09/03/20221 Bulletin #01 (09/03/21) L-932 SITE DETAILS - WALL 1 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) L-933 SITE DETAILS - WALL 5 12/17/2021 12/30/2021 Bulletin #06 (12/17/21) L-934 SITE DETAILS - WALL 0 12/17/2021 12/30/2021 Bulletin #06 (12/17/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix
Execution Version

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Tishman Construction Corp. of MA dba AECOM TishmanPrinted on Wed Apr 20, 2022 at 11: 40 am EDT Job #: 60657289/P1540 AOTC Watertown - Building 2 3 Kingsbury Avenue Watertown, Massachusetts 02472 Drawing No. Drawing Title Revision Drawing Date Received Date L-941 SITE DETAILS - RAILING & FENCE 2 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) L-942 SITE DETAILS - RAILING & FENCE 2 12/17/2021 12/30/ 2021 Bulletin #06 (12 /1 7/21) Structural S-000 COVER SHEET 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-001 GENERAL NOTES I 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-002 GENERAL NOTES II 5 09/03/2021 09/03/2021 Bulletin #01 (09/03/21) S-003 PLAN NOTES AND LEGENDS 6 09/24/2021 09/27/2021 Bulletin #02 (09/24/21) S-101 LEVEL 1/ FOUNDATION PLAN 6 12/10/2021 12/10/2021 Bulletin #05 (12/10/21) S-102 LEVEL 2 FRAMING PLAN 9 01/05/2022 01/06/2022 Bulletin #06R1 (01/05/ 22) S-103 LEVEL 3 FRAMING PLAN 7 01/05/2022 01/06/2022 Bulletin #06R1 (01/05/22) S-104 LEVEL 4 FRAMING PLAN 7 01/05/2022 01/06/2022 Bulletin #06R1 (01/05/22) S-105 ROOF FRAMING PLAN 7 11/19/2021 11/22/202 1 Bulletin #04 (11/19/21) S-106 PENTHOUSE FRAMING PLAN 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-201 COLUMN SCHEDULE I 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-301 BRACED FRAME ELEVATIONS 6 09/24/2021 09/27/2021 Bulletin #02 (09/24/21) S-310 SCREENWALL ELEVATIONS 1 08/062021 08/06/2021 Construction Documents (08/06/21) S-401 TYPICAL CONCRETE DETAILS I 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-402 TYPICAL FOUNDATION DETAILS II 4 08/06/2021 08/06/2021 Construction Documents (08/06 /21) S-403 TYPICAL FOUNDATION DETAILS Ill 4 08/06/2021 08/06/2021 Construction Documents 08/06/21 S-404 TYPICAL FOUNDATION DETAILS IV 6 01/05/22 01/06/2022 Bulletin #06R1(01/05/22) S-405 TYPICAL FOUNDATION DETAILS V 3 12/10/2021 12/10202 1 Bulletin #05 (12/10/21) S-411 TYPICAL MASONRY DETAILS I 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-412 TYPICAL MASONRY DHAILS II 4 08/06/21 08/06/21 Construction Documents (08/06/21) S-413 TYPICAL MASONRY DETAILS Ill 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-501 TYPICAL STEEL DETAILS I 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-502 TYPICAL STEEL DETAILS II 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-503 TYPICAL STEEL DETAILS Ill 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-504 TYPICAL STEEL DETAILS IV 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-505 TYPICAL STEEL DETAILS V 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-506 TYPICAL STEEL DETAILS VI 4 08/0612021 08/06/2021 Construction Documents (08/06/21) S-507 TYPICAL STEEL DETAILS VII 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-508 TYPICAL STEEL DETAILS VIII 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-509 TYPICAL STEEL DETAILS IX 4 08/06/2021 08/06/2021 Construction Documents (08/06/21) S-510 TYPICAL STEEL DETAILS X 5 01/05/2022 01/06/2022 Bulletin #06R(01/05/22) S-511 TYPICAL STEEL DETAILS XII 08/06/2021 08/06/2021 Construction Documents(08/06/211 S-512 TYPICAl STEEL DETAILS XII 3 11/19/2021 11/22/2021 Bulletln #04(ll/19/2l) S-513 TYPICAL STEEL DETAILS XIII 0 01/05/2022 01/06/2022 Bulletin #06R1 (01/05/22) Architectural

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 5

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
A-001	Level 1 Slab Edge Plan	5	01/24/2022	01/24/2022	SKA-04 (01/24/22)
A-002	Level 2 Slab Edge Plan	6	01/24/2022	01/24/2022	SKA-02 (01/24/22)
A-003	Level 3 Slab Edge Plan	5	01/24/2022	01/24/2022	SKA-02 (01/24/22)
A-004	Level 4 Slab Edge Plan	4	01/24/2022	01/24/2022	SKA-02 (01/24/22)
A-005	Level 5 Slab Edge Plan	6	04/11/2022	04/11/2022	SKA-09 (04/11/22)
A-006	Level 6 Roof Slab Edge Plan	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-101	Level 1 - Plan	7	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-102	Level 2 - Plan	5	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-103	Level 3 - Plan	5	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-104	Level 4 - Plan	5	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-105	Level 5 Roof Plan	6	04/11/2022	04/11/2022	SKA-09 (04/11/22)
A-106	Level 6 Roof Plan	4	04/11/2022	04/11/2022	SKA-09 (04/11/22)
A-121	Level 1 - RCP	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-122	Level 2 - RCP	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-123	Level 3 - RCP	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-124	Level 4 - RCP	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-125	Level 5 - RCP	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-131	Level 1 - Finish Plan	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-132	Level 2 - Finish Plan	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-133	Level 3 - Finish Plan	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-134	Level 4 - Finish Plan	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-135	Level 5 - Finish Plan	7	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-200	AXONOMETRIC VIEWS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-201	NORTH & ANGLED NORTH ELEVATIONS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-202	SOUTH, EAST & WEST ELEVATIONS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-210	North - South Building Sections & Int Brick Wall Sections	2	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-211	East - West Building Sections	2	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-220	NORTH ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-221	NORTH ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-222	NORTH ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-223	SOUTH ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-224	SOUTH ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-225	WEST ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-226	EAST ENLARGED WALL ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-227	WALL SECTIONS - NORTH, ANGLED NORTH, AND EAST ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-228	WALL SECTIONS - SOUTH AND WEST ELEVATIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-229	NORTH ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-230	ANGLED NORTH ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)

.-001 A-001 A-004 A·OO/i A-006 Level Slab Edge Plan level 2 Slab Edge Plan level 3 Slab Edge Plan level 4 Slab Edge Plan level 5 Slab Edge Plan Level6 Roof Slab Edge Plan Lev el·Plan 01(24/2022 01/24/2022 SKA-04 101/24/22) 0112412022 01(24(2022 SKA-02(01/24/221 01(24(2012 01(24/2021 SKA-()2(01/2:4/22) 01(2:4/2022 01(24/2022 SKA-02(01/24122) 04(11/2022 04fll/20n SKA-Q9(04/ll/22) 03(06/2021 08106/202 1 Constructio1 Documents(08/06/21) 1211712021 12130/2021 Bulletin #06(12/17/21) A-102 level 12-Pian Lev el 4-Pian 12117/2021 12(30/2021 Bulletin #o6(l2/l7/21) 12(17/2021 12(30(2021 Bulletin #06(12/l7l21) 12/17/2021 12(30/2021 Bullentin #06/121l7(11) A-105 A-106 A-121 A-112 Le v el S Roof Plan Level 6 Roof Plan Leve1- ACP Le v ei2-ACP 04111/2022 04111/2022 SKA-09(04/11/22) 64111/2022 04111/2022 SKA-09(04/11122) 12/10/2021 12(10/1021 Bulletin #05(121/ 0/21) 12/1012021 12(10/2021 Bullentin 05(121/ 0J2l) A-123 level -RCP level 4 · RCP level 5-RCP levelfinish plans 12(10/2021 12110/2021 Bulletin .#05 (12/10(11) 12(1012021 12(10/2021 Bulletin #05(12/10/21) 12/10/2021 12(10/2021 Bulletin -*05(12/l0/21) 12(17/2021 12130(2021 Bulletin -#06(12/17/21) 12/17/2021 12130/2021 Bulletin#06(12117/21) 12(17/2021 12(30/2021 l/u lkotin 41106(12/11/21) A-134 A.-135 A-200 A· 201 Leve14 - Finish Plan Levels- Finish Plan AXONOMETRIC VIEWS NORTH & ANGlED NORlH ElEVATIONS SOUTH·, EAST & WEST ELEVATIONS 12(17/2021 12(30/202 1 Bulletin-#06(12/17/21) 12/17(2021 12(30/2021 Bulletin 06/12/17/21l 12117/2021 12(30/2021 Bulletin #06(12/17f11) 12/17/2021 12(3012021 Bulletin #06/12/17/21) 12(17/2021 12(30(2021 Bullentin #o6 (12/l7J2l) A-210 North ·South Building SKtlons. & lnt Brick Wall §.@CtloM Eas.t - WestBulldlr.gSection A.-221 NORTH ENLARGED WALL ElEVAnONS NORTH ENLARGED WAl ELEVATIONS SOUIH ENLARGIOO WALL ELEVATIONS SOUTEINLARGED WALL ELEVATIONS 12(10/2021 12(10/2G21 BuiiQtin .liOS(l2f l0f11) 12/10/2021 12110/2021 Bullentin #05(12/10/21) 12Jl712021 12(30(2021 Bullentin #06(12/11J21) 1211712021 12130/2021 Bulletin #06(12/17(21) 1211712021 12()0(2021 Bulletin#06(12/17121l 12117/2021 12130/2021 Bullentin #06(12/17/21) 11(1712021 12/J0/2G21 Bullentin #06(11/17/21) A.·225 A·226 WEST ENLARGED WAlEl LEVATIONS EAST E NLARGf.D WALLELEVAnONS WALL SECTIONS ·NORTH. ANGLED NORTH. AND EAST ELEVAnONS WALL SECTIONS ·SOUTH AND WEST ELEVATIONS 12117/2021 12130/2021 Bullentin #06(12/ 17/2ll 11117/2021 12/30(202 1 Bullentin. #o6(12/17/11) 1211712021 (12/30/1021 Bullentin #06112/17/21) 12117/2021 12(30/2021 B U lletin 11’015(12/17/21) A-229 NORTH ENLARGED WALL SECTION 12117/2021 12()0/2021 Bullentin #06(12/17(21) A- 230ANGLED NORTH ENLARGED WAll SECTION 12(17/2021 12()0/2021 Bulletin #06(12/17121)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 6

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
A-231	EAST ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-232	SOUTH ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-233	SOUTH ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-234	WEST ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-235	WEST ENLARGED WALL SECTION	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-300	LEVEL 5 MAIN ROOF PLAN	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-301	ROOF SLOPE PLAN	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-302	LEVEL 1 CURTAIN WALL DIMENSIONS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-303	LEVEL 2 CURTAIN WALL DIMENSIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-304	LEVEL 3 CURTAIN WALL DIMENSIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-305	LEVEL 4 CURTAIN WALL DIMENSIONS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-350	EXTERIOR WALL & ROOF TYPES	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-352	EXTERIOR WINDOW AND CURTAIN WALL SCHEDULES	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-360	ENLARGED ENCLOSURE SECTION DETAILS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-361	ENLARGED ENCLOSURE SECTION DETAILS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-362	ENLARGED ENCLOSURE SECTION DETAILS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-363	ATRIUM PENTHOUSE SECTION DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-364	ATRIUM PENTHOUSE DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-370	ENLARGED PLAN DETAILS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-371	ENLARGED PLAN DETAILS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-372	ENLARGED PLAN DETAILS	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-380	ENLARGED ROOF DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-381	ENLARGED ROOF DETAILS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-382	ENLARGED ROOF DETAILS	2	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-383	ENLARGED ROOF DETAILS	3	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-390	ENLARGED SPECIALTY DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-401	Enlarged Plans - Level 01 - Part 1	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-402	Enlarged Plans - Level 01 - Part 2	7	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-403	Enlarged Plans - Level 01 - Part 3	4	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-404	Enlarged Plans - Level 01 - Part 4	7	02/16/2022	02/16/2022	SKA-05 (02/16/22)
A-405	Enlarged Plans - Level 02 - Part 1	7	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-406	Enlarged Plans - Level 03 - Part 1	6	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-407	Enlarged Plans - Level 04 - Part 1	4	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-408	Enlarged Plans - Level 02 - Core - Part 2	5	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-409	Enlarged Plans - Level 03 - Core - Part 2	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-410	Enlarged Plans - Level 04 - Core - Part 2	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-411	Enlarged Elevations - Corridor 1-006 & Atrium Brick Wall	6	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
A-430	Enlarged Stair Plans & Sections - Atrium Stair	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)

A.-231 EAST ENLARGED WALL SECTION SOUTH ENLARGED WALL SECTION SOUTH ENLARGED WALL SECTION WEST ENLARGED WALL SECTION W EST ENLARGED WALL SECTION l£VESl MAIN ROOf PLAN ROOF SLOPE PLAN LEVEllCURTAIN Wl.. DIME NSIONS lEVE2l CURTAIN WAlDl IME NSIONS LEVEl CURTAIN WA l DIME NSIONS 12(17/2021 12/3/2021 Bulletin #06 ( 12/17/21) Bulletin#06(12/ l1/2ll 12/17/2021Bulletin#06(12/3/2021) Bulletin.;#06 (12/ l7/21) Bulletin #06(12 11/21) Bulletin #06(12/ l1/2l) 12117n021121301202 1 Bullctin.t06 (12/17121J 12(17/2021 12130/2021 Bulletin #06 (12/17/21) 12117/202112/30/2021 Bulletin #o6 (l2/ l7/21) 12/17/202112/30{2021 Bulletin#06 (12/17f21) 12/17/202112130/2021 Bulletint06!12/ l7/11) 12117/2021 12/30/2021 Bullctin-#’06 ( 12/17121) Bulletin #06 ( 12/17121) 12!17/202112(3012021 Bulletin#06 ( 12/17/21) 12117/202112(30/2021 Bulletin #06(12/17/21) 12(171202112/30/2021 eulletin.li06 (12/17121) 1211112021 12/30/2021 Bulletin #06 ( 12/17/21) 08/06/1021 08/06/2021 Consrluctlof> Docum nts (08)06{21) 08/06/2021 08106{2021 Construction Documents(OS/06 /21) 12117/202112(30/2021 Bulletin#06(121l7/21) 12(17{2021 12(30/2021 l!ulkotin 41106(12/11/21) 12(171202112(.30/202 1 Bulletin #06 ( 12/17/21) 03/06/202108/06/2021 U:m:;rluctlonDocume11sl (OSJ<ffi/21) 1211712021 121.3012021 Bulletin #06 ( 12/17f21) 12!17120211213012021 Bulletin #06(12/17/21) 12(17/202] 12(30/2021 Hul n•o6 (12/ l7J2l) 08(06/2021 08106/2G21 Construction Documentts (08/06{21) 12(17/2021 12/30/2021 Bulletin#06 ( 12/17fll) 03/30/202203(30/2022 SKA-08(03130/22) 12117120211213012021 Bulletin #06(12/17(21) 02116/2022om6no22 SKA-05 (02/161221 0.3/30/202203(30/2022 SKA-08 (03/.30/22) 03/301202203/J0/2G22 SKA S!Ol/l0/22) 03/30/202203/30/2022 SKA-ll6(03/30/22) 12117{202112/30/2021 Bulk!tin.#06 (12/17121) 121101202112110/2021 Bulletin#05 ( 12/l0/2021 12(10/2021 Bulletini(12/IO[ll) 12117/2021 12!.30/2G2 1 Bulletin#06(12/17f21) 11119/202111/22/2021 Bulletin #04 ( 11/19121) A-232 A- 234 A-2n A -300 A-302 A -303 A-305 lEVE4l CURTANI WAlDl IME NSIONS rxrERIOR WI..LL & ROOf TYP£S EXTERIOR WINDOW AND CURTAIN WALL SCHEDULES ENLARGED ENCLOSLW\E SECTION DETAil5 A-350 A-352 A-360 A-)bl ENLARGED ENCLOSURE SECTION DETAILS ENLARGED ENCLOSURE SECTION DETAilS ATRIUM PENTHOUSE SECTION DETAILS ATRIUM PENTIIOUSE DETAlLS ENLARGED PLAN DETAILS ENLARGED PLAN DETAILS ENLARGED PLAN DETAILS A- 362 A-311 A-312 A.-380 ENLARGED ROOf DETAILS A-381 ENLARGE D ROOf DETAILS ENLARGE D ROOf DETAILS ENL ARGED ROOF DETAILS ENLARGED SPECLA.LTY DETAILS Enlarged Plans - Level 01- Part 1 EniHi Q4 Plans- level 01- Part 2 Enlarge P1ans - level 01-Part.3 Enlarged Plan 5 ·level 01- Part4 Enlarged Plans - level 02 - Part Enlarged Plans 15 - level 03-Part Enlarged Piaf1s·l vel04 ·Part l Enlarged Plan leve10 2 -Core-Part Enlarged Plans - level 03 ·Core ·Part 2 Enlarged Plans- level 04 -core- Part 2 Enlarged Elevations.Corredoor 1-006 & Atrium Orick Wall Enlarged Stair Plans & Sections- Atrium Stair A-403 A-404 A-411 A-430

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 7

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
A-431	Enlarged Stair Plans & Sections - Atrium Stair	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
A-432	Enlarged Stair Plans & Sections - Atrium Stair - RCP	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
A-433	Enlarged Stair Plans & Sections	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-434	Enlarged Stair Plans & Sections - Atrium Stair - Section Detail	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
A-435	Enlarged Stair Plans & Sections - Stair 1	5	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-436	Enlarged Stair Plans & Sections - Stair 2	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-437	Enlarged Stair Plans & Sections - Stair 2	5	04/11/2022	04/11/2022	SKA-09 (04/11/22)
A-438	Enlarged Stair Plans & Sections - Level 1 & Roof Stair	5	04/11/2022	04/11/2022	SKA-09 (04/11/22)
A-439	Egress Stair Enlarged Plans, Elevations, & Details	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
A-450	Enlarged Plans - Elevator Vestibule 2-002	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-451	Enlarged Plans - Elevator Vestibule 3-002	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-452	Enlarged Plans - Elevator Vestibule 5-003	5	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-460	Enlarged Hoistway Plans & Sections	3	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-461	Enlarged Hoistway Plans & Sections	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-465	Elevator Cab Enlarged Plans, Elevations, & Details	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-600	Interior Partition Types	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-610	Interior Details - Partitions	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-611	Interior Details - Partitions	1	03/30/2022	03/30/2022	SKA-08 (03/30/22)
A-630	Interior Details - Ceilings	6	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
A-640	Interior Details - Finish Floor Transitions	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
A-650	Interior Details - Signage	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
A-700	Door/Frame Schedules, Details	7	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
VMU-000	BUILDING 2 VISUAL MOCKUP UNIT	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
VT-002	BUILDING 2 ELEVATOR PLANS AND SECTIONS	1	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
Interiors					
ID-1.0	ENLARGED ATRIUM AND LOBBY PLANS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-1.1	ENLARGED ATRIUM PLANS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-1.2	ENLARGED ROOF DECK PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-2.0	POWER AND SIGNAL PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-2.1	03 AND 04 PARTIAL POWER AND SIGNAL PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-2.2	ROOF DECK POWER AND SIGNAL PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-3.0	REFLECTED CEILING PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-3.1	03 AND 04 REFLECTED CEILING PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-3.2	ROOF DECK REFLECTED CEILING PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-3.3	LIGHTING SCHEDULE	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-4.0	FINISH PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-4.1	03 AND 04 FINISH PLANS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-4.2	ROOF DECK FINISH PLAN	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)

A:COM TISHMAN Tishman Construction Corp. of MA dba AECOM Tishman Printed on Wed Apr 20. 2022 at 11:40 am EDT job# : 60657289/ Pl540 AOTC watertown- Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 431 Enlarged Stair Plans & Sections.Atrium Stair llfl9/202l ll/22/2021 Dulletin #04 (ll/19f2l) A-432 Enlnrd Stair Plan’&. S!!!dion5- Atrium Stair - RCP 11119/2021 11(22/2021 Bullffin #04 (11/19{11) Enl•rged St<JirPI.lns&r Sections 08(06/2021 08{06/2021 Construc:t1011 Documents (08/06(21) Enlarged Stlllr Pians 6o 5ectlon5 - Atrium Stair - Section Detail 11(19/2021 11{221202 1 B u lletin #04 (ll/l9t21) A-4n EnlargE>tl Stair Plans & Se<:tlons- St-dlr 1 03{30/2022 o3tJOt20n SKA-Q&(OJ/30/22) A.-436 Eolarged StairPI.Jns&Sectioos-Stair2 12110!2021 121101202 1 Bullctin.t05(12/10t21) A·437 Enladr StairPians 6. 5ections - Sbtir2 04/1112022 04(11/2022 SKA-09104/11/22) Enladr Stair Plans & S&dlon l,;,v&l l& Root s.talr 04(l lf202l 04(11/2022 SKA-D9(04(11{22) EgS tair Enladr Plan. Evations. & Dtail 09103(2021 09/0312021 Bul tin#01 (09/0 /21) Enl11Pr lans- Elevalor Vestibule 2-G02 12/10(2021 12/10/2021 BuiiE>tln lt05(121l0/21) Enlard Plans- ElevatorVestlbole 3-002 12(10/2021 12/10/2021 Bulletin .#’OS(12/10f21) A-452 Enlarged Plans- ElevatorVestlbt.ll5-003 03(30/2022 03/J0/2022 SKA-08(03/30/22) A-46G Enlargt>d Holst way f’l11ns&Sections 03130!2022 03(30!2022 SKA-08(03/30/12) A-461 Enlargt”dHolstw11y f’lilns&Sections 03106/2021 03/06/2021 Construction Documents(OS/06/21) A-1165 ElevatorCab Enlarg.edPians,Eievations.&Details 08/06/2021 08(06{2021 Constructiofl DocuOlefltS (08/06/21) A·600 lnteriof P<trtitionTypes 12(1012021 12/1012021 Bulletin #05(12/10/21) lntk>tOetAIIs·Pilrtltlon$ 12(10/2021 12/10/2021 Bullet:ln -*05(12/10/21) lnterlorOeUils-Partitioos 03(30/2022 Ol/3012022 SKA-D8(03/l0/22) ln teriofOetl’lils - Ceilings 12/1012021 12(10/2021 Bultin #05112110/21) lnterlof·Oetalls- l’inlshfloor1tcmsltlons 11(19/2021 1102/2021 l!ulkotin 41104 (11/19/21) A-650 lnteriOfOetalls - Signage 68/06/2021 681061202 1 Constructlofl Documents (08106(21) A.-700 Do<:lr/Fra n1e Sdledu s. tillls 12117!2021 12(30/2021 Bulk>Untf06(12/11/21l VMU-000 BUILDING 2 VISUA MOCKUP UNIT 03106/2021 0310612021 Constructlofl Documt’nts(OS/06121) VT·002 BUILOINO 2 ELEVATOR PLANS ANO SECTION S 09/0312021 0910312021 Bultin #01 (09/03/21) ENlARGED ATRIUM AND LOBB’I’ PLANS 12(10/2021 12/lD/2021 Bulletin -IOS(l2t10f21) ENLARGED ATRIUM PLANS 12(10/2021 12/10/2021 Bulltin #05(12/10121) ENLARGED ROOF DECK PLAN 12110(2021 12(10/2021 Bulletin #”05(12/10/21) 10-2.0 POWER ANO SIGNAL PLAN 12(10!2021 1211012021 Bulletin #05(12/10121) 10·2.1 03 AN0 04 PARTIAL POWERANO SIGNAL PLAN 12(10/2021 12(10!2021 Bultin #05112/10!21) R OOF DECK J>O WER ANO SIGNAll’lAN 12110/2021 12110/2021 l!ulletln-105(12/10(21) 10- 3.0 REFLECTED CEILING PLAN 12/10/2021 12(10/2021 Bulltin #05(12/10{21) ID-3.1 03 AND 04 REFLECTED CEILING PlAN 12/10/2021 12110/2021 Bullt”t:in #05(12/ 10121) R OOF DECK REFLECTED C::EIUNG PLAN 12(10/2021 12/101202 1 Bulletin .-o5(12/l0/21) LIGHTING SCHEDULE 11(1912021 11122/2021 Bulltin #04 111/19/21) 12!10/2021 12(10/2021 BU lletin 11’05 (12/10/21) 10-4.1 03 AN004 FINISH PLANS 12/10!2021 121101202 1 Bulletin #05(12/10/21) 10-4.2 R OOF DEC::KFINISH PLAN 12(10/2021 12(1012021 Bulletin #OS (12/10/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 8

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
ID-6.0	ENLARGED PLAN - BIKE LOCKER AND SHOWER ROOM	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-6.1	ENLARGED PLANS - 01 RESTROOM	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-6.2	ENLARGED PLANS - 02, 03, 04 RESTROOM	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-6.3	ENLARGED PLANS - SINGLE USE RESTROOMS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-6.4	ENLARGED RECEPTION DESK PLAN AND SECTION	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-7.0	INTERIOR ELEVATIONS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-7.1	INTERIOR ELEVATIONS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-7.2	ROOF DECK ELEVATIONS	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-8.0	MILLWORK DETAILS	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-8.1	INTERIOR DETAILS	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-8.2	CEILING DETAILS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
ID-8.3	ROOF DECK DETAILS	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
ID-9.0	ATRIUM SECTIONS	0	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
Fire Protection					
FP-000	FIRE PROTECTION LEGEND & NOTES	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-001	FIRE PROTECTION SCHEDULES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FP-002	FIRE PROTECTION DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FP-003	FIRE PROTECTION DETAILS 2	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FP-101	FIRE PROTECTION LEVEL 1 PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
FP-102	FIRE PROTECTION LEVEL 2 PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-103	FIRE PROTECTION LEVEL 3 PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-104	FIRE PROTECTION LEVEL 4 PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-105	FIRE PROTECTION LEVEL 5 PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-106	FIRE PROTECTION LEVEL 6 PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FP-200	FIRE PROTECTION RISER DIAGRAM	0	08/06/2021	08/06/2021	Construction Documents (08/06/21)
Fire Alarm					
FA-000	FIRE ALARM LEGEND	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FA-101	LEVEL 1 - NEW FIRE ALARM PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FA-102	LEVEL 2 - NEW FIRE ALARM PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FA-103	LEVEL 3 - NEW FIRE ALARM PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FA-104	LEVEL 4 - NEW FIRE ALARM PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FA-105	LEVEL 5 - NEW FIRE ALARM PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
FA-106	LEVEL 6 -NEW FIRE ALARM PLAN	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FA-300	FIRE ALARM RISER DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FA-501	FIRE ALARM DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
FA-502	FIRE ALARM DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
Plumbing					
P-000	PLUMBING LEGEND	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)

Printed on Wed Apr 20. 2022 at 11:40 am EDT A:COM TISHMAN job# : 60657289/ Pl540 AOTC watertown- Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 Tishman Construc tion Corp. of MA dba AECOM Tishman 12110/2021 12110/2021 Bultin #05(12/10/21) fii’!E PROTECTION LEVEL 2 PLAN 11119{2021 1102/2021 llull«in 4II04(ll/t9nll FIRE PROTECTION LEVEL PLAN 11(1912021 1lt221202 1 Bulletin #04 (11!19/21) FIRE PR OTECTION LEVEL 4 PLAN 11J19!2021 11(2212021 Bulk>Un #04 (11/19/21) FIRE PROTECTION LEVEL 5 PLAN 11119/2021 11122/2021 Bullclin # 04 (11/19 /21) FIRE PROTECTION LEVEL 6 PLAN l lf19/2021 1112212021 Bultin # 04 ( 11/19/21) FIRE PRDT’ECTION RISER DIAGRAM OOIOfl/2021 O.SIOfi/2021 Constructl011 Docume11ts (DB/06{21) FIRE ALARM LEGE ND 0810612021 03106/2021 construct1o11 Docume11ts (08/06121) ·NEW FIRE ALARM PLAN 11119/2021 11122/2021 Bulletin #’04 (11/19{21) LEVE:L 2 NEW FIRE AlARM PLAN 11119/2021 11122!2021 Bullctin#04 (11/19f21) LEVEL 3 NEW FIRE AlARM PLAN 1lf1912021 11122no21 Bultin #04 (11/19!211 LEVEl4 NE W I’IRE AlARM PLAN 11/l!il/2021 11122/2021 l!uiiQtln #04(11/19/21) LEVEL S NEW FIRE ALARM PLAN 11119/2021 11/22!2021 eulltin #04 ( 11/19121) LEVEL 15 ·NE W FIRE ALARM PLAN 08/06/2021 0$,106/2021 Constructloo Documenb (08/06/21) FIRE ALARM RISER DIAGRAM M/06/2021 oaiOG/202 1 Constructlol1 Docume11ts(D8{06121J FIRE ALARM OETAILS 08(06(2021 03(06/2021 Constructlo11 Docum11ts (08/06/21) FIRE ALARM DETAILS 03!06/2021 Da/Ofi/2021 Construct1011 oocum11ts (OB/Ge/21) 10-6.0 ID-6.2 10-6.4 10-7.0 10-8.2 10-S.l 10·9.0 FP-000 FP- 001 FP-103 FA-102 FA -10’> FA-106 FA-502 P-000 I:’NLARGED PlAN- BIKE LOCKI:’R AND SIIOWE R R OOM 12(10/2021 12/10{2021 Dulletin #05( 12/10f2l) ENLARGED PLANS·01RESTROOM 12/l0/2021 12/10/2021 B u llffin #05(12/1012ll ENLARGED PLANS • 02,Ol,04 RESTROOM 12(10{2021 12/10/2021 8ulk!tln.;,IQS(l2/l0f21) ENLARGED PLANS - SNI GLE USE RESTROOMS 12(10{2021 12!10/202 1 B u lletin #OS(l21!Dnl) ENLARGED RECEPTlON DESK PLA N AND SECTION ll/l9{1021 ll/’22/2021 Bulletin #04 (11/19/21) INTERIOR ELEVATIONS 12(10!2021 12(10/202 1 Bullctin.tOS(l2/10t21) INTERIOR ELEVATIONS 12110!2021 12110/2021 Bulletin #OS(12/10/2ll R OOF DECK ELEVA liONS ll(HI/2021 11(22(2021 l!uiiQtln •o4 (ll/19nl) MILLWORK: DETAILS 11(19/2021 11/22/2021 Bul tin#04 (ll/19fl1) INTERIOR DETAILS 11119/2021 11(22/2021 BuiiE>tln 1104 (11/19/21) CEILING DETAILS 12110/2021 12110/2021 Bulletin .#’OS(12/10f21) R OOF DECK DETAILS 11/19/2021 11122!202 1 Bulletin #04 (11/19!21) ATRIUM SECTIONS 1l!l912021 1112212021 Bulletin #04 (11/19121) Fll’tE PROTECTION LEGEND & NOTES 11119/2021 11122!2021 llulletin .li04 (11/19121) FIRE PR OTECTION SCHEDULES 08(06/2021 03(0612021 Constructio11 Docume11b (08/06/21) FIRE PROTECTION DETAILS 08/06/2021 08(01512021 Conslructlol1 Docum11lS (08}015/21) FIRE PROTECTION DETAILS 2 68/06/2021 0810612021 Construct1o11 Documel1ts(08/06(21) FIRE PR OTECTION LEVEL 1PLAN PLUMBING lEGEND 08!0612021 08/06!2021 Constructio11 Docume11ts (08/06/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 9

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
P-001	PLUMBING SCHEDULES	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-100	UNDERSLAB - NEW DRAINAGE PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-101	LEVEL 1 - NEW DRAINAGE PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
P-102	LEVEL 2 - NEW DRAINAGE PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-103	LEVEL 3 - NEW DRAINAGE PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-104	LEVEL 4 - NEW DRAINAGE PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-105	LEVEL 5 - NEW DRAINAGE PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
P-106	LEVEL 6 -NEW DRAINAGE PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
P-201	LEVEL 1 - NEW PLUMBING SUPPLY PLAN	6	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
P-202	LEVEL 2 - NEW PLUMBING SUPPLY PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-203	LEVEL 3 - NEW PLUMBING SUPPLY PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-204	LEVEL 4 - NEW PLUMBING SUPPLY PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
P-205	LEVEL 5 - NEW PLUMBING SUPPLY PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
P-206	LEVEL 6 -NEW PLUMBING SUPPLY PLAN	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
P-301	PLUMBING ENLARGED PLANS	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
P-402	PLUMBING WASTE RISER	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
P-403	PLUMBING GAS RISER	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
P-404	PLUMBING WATER RISER	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
P-405	PLUMBING STORM RISER	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
P-501	PLUMBING DIAGRAMS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
HVAC					
H-000	HVAC LEGEND AND SCOPE NOTES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-001	HVAC SCHEDULES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-002	HVAC SCHEDULES	3	02/10/2022	02/10/2022	Bulletin #08 (02/10/22)
H-003	HVAC SCHEDULES	3	02/10/2022	02/10/2022	Bulletin #08 (02/10/22)
H-004	HVAC SCHEDULES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-005	HVAC SCHEDULES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-006	HVAC SCHEDULES	4	02/10/2022	02/10/2022	Bulletin #08 (02/10/22)
H-007	HVAC SCHEDULES	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-101	HVAC LEVEL 1 - DUCTWORK PLAN	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-102	HVAC LEVEL 2 - DUCTWORK & PIPING PLAN	3	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
H-103	HVAC LEVEL 3 - DUCTWORK & PIPING PLAN	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-104	HVAC LEVEL 4 - DUCTWORK & PIPING PLAN	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-105	HVAC LEVEL 5 - DUCTWORK PLAN	6	01/14/2022	01/14/2022	Bulletin #07 (01/14/22)
H-106	HVAC ROOF - DUCTWORK & PIPING PLAN	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-201	HVAC LEVEL 1 - PIPING PLAN	4	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
H-205	HVAC LEVEL 5 - PIPING PLAN	5	01/14/2022	01/14/2022	Bulletin #07 (01/14/22)
H-205A	HVAC LEVEL 5 PIPING PLAN SECTOR A	3	01/14/2022	01/14/2022	Bulletin #07 (01/14/22)

Printed on Wed Apr 20. 2022 at 11:40 am EDT A:COM TISHMAN job# : 60657289/ Pl540 AOTC watertown- Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 Tishman Construc tion Corp. of MA dba AECOM Tishman 12110/2021 12110/2021 Bultin #05(12/10/21) fii’!E PROTECTION LEVEL 2 PLAN 11119{2021 1102/2021 llull«in 4II04(ll/t9nll FIRE PROTECTION LEVEL PLAN 11(1912021 1lt221202 1 Bulletin #04 (11!19/21) FIRE PR OTECTION LEVEL 4 PLAN 11J19!2021 11(2212021 Bulk>Un #04 (11/19/21) FIRE PROTECTION LEVEL 5 PLAN 11119/2021 11122/2021 Bullclin # 04 (11/19 /21) FIRE PROTECTION LEVEL 6 PLAN l lf19/2021 1112212021 Bultin # 04 ( 11/19/21) FIRE PRDT’ECTION RISER DIAGRAM OOIOfl/2021 O.SIOfi/2021 Constructl011 Docume11ts (DB/06{21) FIRE ALARM LEGE ND 0810612021 03106/2021 construct1o11 Docume11ts (08/06121) ·NEW FIRE ALARM PLAN 11119/2021 11122/2021 Bulletin #’04 (11/19{21) LEVE:L 2 NEW FIRE AlARM PLAN 11119/2021 11122!2021 Bullctin#04 (11/19f21) LEVEL 3 NEW FIRE AlARM PLAN 1lf1912021 11122no21 Bultin #04 (11/19!211 LEVEl4 NE W I’IRE AlARM PLAN 11/l!il/2021 11122/2021 l!uiiQtln #04(11/19/21) LEVEL S NEW FIRE ALARM PLAN 11119/2021 11/22!2021 eulltin #04 ( 11/19121) LEVEL 15 ·NE W FIRE ALARM PLAN 08/06/2021 0$,106/2021 Constructloo Documenb (08/06/21) FIRE ALARM RISER DIAGRAM M/06/2021 oaiOG/202 1 Constructlol1 Docume11ts(D8{06121J FIRE ALARM OETAILS 08(06(2021 03(06/2021 Constructlo11 Docum11ts (08/06/21) FIRE ALARM DETAILS 03!06/2021 Da/Ofi/2021 Construct1011 oocum11ts (OB/Ge/21) 10-6.0 ID-6.2 10-6.4 10-7.0 10-8.2 10-S.l 10·9.0 FP-000 FP- 001 FP-103 FA-102 FA -10’> FA-106 FA-502 P-000 I:’NLARGED PlAN- BIKE LOCKI:’R AND SIIOWE R R OOM 12(10/2021 12/10{2021 Dulletin #05( 12/10f2l) ENLARGED PLANS·01RESTROOM 12/l0/2021 12/10/2021 B u llffin #05(12/1012ll ENLARGED PLANS • 02,Ol,04 RESTROOM 12(10{2021 12/10/2021 8ulk!tln.;,IQS(l2/l0f21) ENLARGED PLANS - SNI GLE USE RESTROOMS 12(10{2021 12!10/202 1 B u lletin #OS(l21!Dnl) ENLARGED RECEPTlON DESK PLA N AND SECTION ll/l9{1021 ll/’22/2021 Bulletin #04 (11/19/21) INTERIOR ELEVATIONS 12(10!2021 12(10/202 1 Bullctin.tOS(l2/10t21) INTERIOR ELEVATIONS 12110!2021 12110/2021 Bulletin #OS(12/10/2ll R OOF DECK ELEVA liONS ll(HI/2021 11(22(2021 l!uiiQtln •o4 (ll/19nl) MILLWORK: DETAILS 11(19/2021 11/22/2021 Bul tin#04 (ll/19fl1) INTERIOR DETAILS 11119/2021 11(22/2021 BuiiE>tln 1104 (11/19/21) CEILING DETAILS 12110/2021 12110/2021 Bulletin .#’OS(12/10f21) R OOF DECK DETAILS 11/19/2021 11122!202 1 Bulletin #04 (11/19!21) ATRIUM SECTIONS 1l!l912021 1112212021 Bulletin #04 (11/19121) Fll’tE PROTECTION LEGEND & NOTES 11119/2021 11122!2021 llulletin .li04 (11/19121) FIRE PR OTECTION SCHEDULES 08(06/2021 03(0612021 Constructio11 Docume11b (08/06/21) FIRE PROTECTION DETAILS 08/06/2021 08(01512021 Conslructlol1 Docum11lS (08}015/21) FIRE PROTECTION DETAILS 2 68/06/2021 0810612021 Construct1o11 Documel1ts(08/06(21) FIRE PR OTECTION LEVEL 1PLAN PLUMBING lEGEND 08!0612021 08/06!2021 Constructio11 Docume11ts (08/06/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 10

A:COM TISHMAN job # : 60657289/ Pl540 AOTC watertown - Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 Tishman Construc tion Corp. of MA dba AECOM Tishman f -205D H-300 I IVAC LE:VELS PIPING PLAN SECTOR B 12(10/2021 12/10{2021 Bulletin #05(12/10f2l) HIIAC SECTIONS 12/l0/2021 12/10/2021 Bullffin #05(12/1012ll H-302 H-303 HVAC SECTIONS H IIAC SHAFT PLA NS HVAC SHAFT PlANS 08106/2021 08{06/2021 Construc:t1011 Documents (08/06/21) 08{06/2021 08(06/202 1 Construction Documents (08/06/21) 08/06!1021 OJJ(Ot’!/2021 Constlllctlon DoCllments (06JOl5!2ll H-304 M£01ANICAL ENlARGED PLANS AND SECTIONS 12(10!2021 12110/202 1 Bullctin.t05(l2/10121) H-305 MECHANICAL ENLARGED PlANS AND SECTIONS MECH ANICAL ENLARGED PlANS AND SECftONS 08/0612021 08(06/2021 Constructi011 Documenh(08/06/21) 08/06/2021 08/06/2021 Contructlon Doc:um’!nts (OB/CMif2l) MECHANICAL ENlARGED PLANS AND SECTIONS 12/10{2021 12110{2021 Bulletin #OS(ll/10/21) 11-402 H-403 H-404 1-1-405 H·SOO H-501 HVAC AIRFLOW DIMJMM CHILLED WATER FLOW DIAGRAM OliLLED WATE.R FLOW DIAGRAM HOT WATER FLOW DIAGRA M HEAT RECOVERY DIAGRAM HVAC FUEL OIL DIAGRAM HVAC AHU DETAILS HVAC EAHU DETAILS 08/06/2021 08/06/2021 Constructl011 Documents (08/06{21) 03/2112022 Ol/21/2022 Bulletin 4 10(01/21/22) 08(06{20:21 08!06/20:2 1 Construction Documents(08/06f21) 08(06!2021 08106/2021 ConstructlonDocuments(08/0<i/21) 08106!2021 08106/2021 Construction Documents(OS/06/21) 08(06{2021 08!06/2021 Constr uction Doc:urnent(08/06121) 08(0612021 03(06/2021 Construction Document!; (08/06/21) 09/0312021 09fOJ/2021 Bullet:1n -Jt01 (09/03/21) 08106/2021 08106{2021 Construction Doc:ument (08/06(l1) 08/06/2021 08(06/2021 Construction Documenh(08/%{211 H-b02 H-603 H-604 H-605 H-700 H-705 H-706 11-708 11-712 H-713 HVAC DETAILS 08!06{2021 Da(06/2021 con uuctlon Document(08J06f2ll HVAC DETAILS 08(06/2021 08106/202 1 Construction Documents (08!06(21) HVAC DETAILS 08/06(2021 08{06/2021 CQn:;rluctlol1 Docume11t:; (OSJO<i/21) HVAC DETAILS 03/06/2021 08106!2021 Constructlo11 Documents(OS/06121) COfHROLS LEGEND 08(06/2021 08{06/2021 Constructio11 Docume11ts (06106/21) CON rRDLS LEGEND 0810fl/2021 08/0fi/2021 Con truc:tlon Document(08/06{21) AHU & EAHU DIAGRAM & POitHS liST 03121/2022 Ol/21/2022 llui!Qtin-/010(03/21122) AHU &. EAHU SEQUENCE OF OPERATION 03(21/2022 03(21/2022 Buttetin #IO(OJ/21122)

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
H-205B	HVAC LEVEL 5 PIPING PLAN SECTOR B	2	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-300	HVAC SECTIONS	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-301	HVAC SECTIONS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-302	HVAC SHAFT PLANS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-303	HVAC SHAFT PLANS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-304	MECHANICAL ENLARGED PLANS AND SECTIONS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-305	MECHANICAL ENLARGED PLANS AND SECTIONS	0	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-306	MECHANICAL ENLARGED PLANS AND SECTIONS	0	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-307	MECHANICAL ENLARGED PLANS AND SECTIONS	1	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
H-400	HVAC AIRFLOW DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-401	CHILLED WATER FLOW DIAGRAM	4	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-402	CHILLED WATER FLOW DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-403	HOT WATER FLOW DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-404	HEAT RECOVERY DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-405	HVAC FUEL OIL DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-500	HVAC AHU DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-501	HVAC EAHU DETAILS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
H-600	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-601	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-602	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-603	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-604	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-605	HVAC DETAILS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-700	CONTROLS LEGEND	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-701	CONTROLS LEGEND	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-702	AHU & EAHU DIAGRAM & POINTS LIST	4	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-703	AHU & EAHU SEQUENCE OF OPERATION	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-704	ENERGY RECOVERY SKID BY KONVEKTA DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-705	ENERGY RECOVERY SKID BY KONVEKTA PL & SOO	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-706	CHILLER PLANT DIAGRAM	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-707	CHILLER PLANT POINTS LIST	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-708	CHILLER PLANT SEQUENCE OF OPERATION	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-708a	CHILLER PLANT SEQUENCE OF OPERATION	0	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-709	HOT WATER BOILER SYSTEM DIAGRAM	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-710	BOILER PLANT SYSTEM POINTS LIST & SOO	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-711	PROCESSED CONDENSER WATER	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-712	CHILLER PLANT PURGE DIAGRAM, POINTS LIST & SOO	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-713	TERMINAL UNIT DIAGRAM, POINTS LIST & SOO	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 11

Printed on Wed Apr 20. 2022 at 11:40 am EDT A:COM TISHMAN job # : 60657289/ Pl540 AOTC watertown - Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 Tishman Construc tion Corp. of MA dba AECOM Tishman TERMINAL UNIT DIAGRA. POINTS LIST&. 500 08/06/2021 08{06{2021 Constru ction Docume n ts (OS/06(21) TERMINAL UNIT OIAORAI”’S, POINTS LISTS & 500 03/21/2022 0312112022 Bullffin #10 (03/21/22) H-716 MISCELLANEOUS CONTROL DETAILS 03(21/2022 0){21/2021 Bulletin #10(03/21(22) H-717 MISCELLANEOUS CONTROL DETAILS 03(21/2022 03!21/2022 Bulletin#l0(0312lf22l M t5Cf llANEO US CO NTROL DETAILS 03/21{2022 o3f21120n Bullf’lln .f’ J 0(03/2U22) H-719 M ISCELLANEOUS CO NTROL DETAI LS 03(21/2022 03/21/2022 Bulletin #10 (03/21122) H-120 BAS NETWORK RISER DIAGRAM 03/2112022 03(21/2022 Bulletin #10(03/2U22l H-721 SYS EM IN TERFACES, BUILDING TREND DATA 08/06/2021 08(06/2021 Contructlon Doc:um’!nts (OB/CMif21) ELECTRICAL LEGEND 12/10/2021 12(10/2021 BuiiE>tln lt05(121l0(21) E-001 ELECTRICAL SITE PLAN 12(10/2021 12/10/2021 Bulletin .#’05 (12/10/ 21) E-002 ELECTRICAL GROUNDING PLAN 08/06/20:21 Mto6/202 1 Construction Documents(08{06f21) E-003 ELECTRICAL SITE LIGHTING PLAJI 12/1012021 12(10/2021 Bulletinlt0S ( 12/10/21) E-101 ELECTRICAL LEVEL 1- NEW POWER PlAN 12/10/2021 12(10/2021 Bullt’lintt05(12/10J21) E-102 ELECTRICAL LEVEL 2 - NEW POWER PLAN 12(10/2021 12(10/2021 8ulletin.li05(12/10f11) E-103 ELECTRICAL LEVEL 3· NEW POWER PLAN 12(10/2021 12(10/2021 Bulletin #05 ( 12/10/21) ELECTRICAL LEVEL4 ·NE W POWER PLAN 12/10/2021 12(10/2021 Bullet:ln -*05(12/l0/21) ELECTRICAL LEVEL 5- NEW POWER PLAN 11(19/2021 11(22/2021 Bulletin #O<I. ( l /19 /21) ELECTRICAL LEVEL 6 -NEW POWER PLAN 08(06/2021 08{06/2021 Construction Documents (08/%{211 ELECTRICAL ENLARGED PLANS 09{0 /2021 09{03/2021 l!ulkotin 41101 (09/()l/21) E-lll ELECTRICAL ENLARGED PLANS 08/06/2021 08!06/202 1 Construction Documents (08!062! 1) E-201 ELECTRICAL LEVEL 1- NEW LIGHTING PLAN 12/10/2021 12110/2021 Bulk>Untf05112/10!11l E-202 ELECTRICAL LEVEL 2- NEW UG*JTING PlAN 12(10/2021 12110/2021 Bulletin #05 (12/10121) E-203 ELECTRICAL LEVEL 3· NEW llti!’i TINC. PlAN 12110/2021 12(10/2021 Bull tin #05(12/10/21) ELECTRICAL LEVEL4 ·NEW LIGHTING PLAN 12/10/2021 12(10/2021 Hullet:ln •o.s(l2/10/21) ELECTRICAL LEVELS·NEW LIGf.jTING PlAN 12(10/2021 12(10/2G21 lluiiQtin •os(l2f l0f11) ELECTRICA L LEVEL 6 -NEW LIGHTING PLAN 09{03/2021 09/03/2021 Bull tin #01 (09Xll/21) E-300 ELECTRICA L ONE-LINE RISER DIAGRAM 09/03/2021 09103/2021 Bulletln#’O I(09/Ql}21) E-301 ELCTR!CAL EMERGENCY ONELINE DIAGRAM 0910 /2021 09103/2021 Bulletin #01 (09/03/21) E-302 ELECTRICAL NORMAL POWER RISER DIAC.AAM 09{03/2021 09103/2021 Bul tin #01 (09/03/21) E·l03 ElHRICAL EMERGE NCY POWEtl. RISER DIAGRAM 08/06/2021 08(06/2021 Constructlo111Xlcumqnts(08)06/21) E-304 ELECTRICA L SIIORT CIRCUIT STUDY 08/0612021 08!06/2G21 Con5truction Documnts (08/06121) E-305 ELECTRICAL METERING RISER DIAGRAM 08/06/2021 08(06/2021 Construction Documenb (08/06 21) ELECTRICAL GROUNOING RISER DIAGRAM M/03/2021 {)9(0 /2021 Bulk!tin.#01 (09/0 f11) ELECTRICAL SCHEDULES SHEET 1 08{06/2021 08{06/2021 Construction Documents(08!06/2ll ELF.CTRICA L SCHEDUlES ll!l0/2021 12(10/2021 BU lletin 11’0!1 (12/l O[ll) E-403 ELECTRICAL sc•tEDUlES 09/03/2021 09103/202 1 Oull tin #01 (09!03(21) E-404 ELECTRICAL SCHEDUlES 09/03/2021 09/0312021 Bulletin #01 (09/{13/21)

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
H-714	TERMINAL UNIT DIAGRAM, POINTS LIST & SOO	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
H-715	TERMINAL UNIT DIAGRAMS, POINTS LISTS & SOO	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-716	MISCELLANEOUS CONTROL DETAILS	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-717	MISCELLANEOUS CONTROL DETAILS	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-718	MISCELLANEOUS CONTROL DETAILS	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-719	MISCELLANEOUS CONTROL DETAILS	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-720	BAS NETWORK RISER DIAGRAM	3	03/21/2022	03/21/2022	Bulletin #10 (03/21/22)
H-721	SYSTEM INTERFACES, BUILDING TREND DATA	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
Electrical					
E-000	ELECTRICAL LEGEND	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-001	ELECTRICAL SITE PLAN	4	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-002	ELECTRICAL GROUNDING PLAN	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-003	ELECTRICAL SITE LIGHTING PLAN	2	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-101	ELECTRICAL LEVEL 1 - NEW POWER PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-102	ELECTRICAL LEVEL 2 - NEW POWER PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-103	ELECTRICAL LEVEL 3 - NEW POWER PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-104	ELECTRICAL LEVEL 4 - NEW POWER PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-105	ELECTRICAL LEVEL 5 - NEW POWER PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
E-106	ELECTRICAL LEVEL 6 -NEW POWER PLAN	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-110	ELECTRICAL ENLARGED PLANS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-111	ELECTRICAL ENLARGED PLANS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-201	ELECTRICAL LEVEL 1 - NEW LIGHTING PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-202	ELECTRICAL LEVEL 2 - NEW LIGHTING PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-203	ELECTRICAL LEVEL 3 - NEW LIGHTING PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-204	ELECTRICAL LEVEL 4 - NEW LIGHTING PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-205	ELECTRICAL LEVEL 5 - NEW LIGHTING PLAN	5	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-206	ELECTRICAL LEVEL 6 -NEW LIGHTING PLAN	1	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-300	ELECTRICAL ONE-LINE RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-301	ELCTRICAL EMERGENCY ONELINE DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-302	ELECTRICAL NORMAL POWER RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-303	ELETRICAL EMERGENCY POWER RISER DIAGRAM	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-304	ELECTRICAL SHORT CIRCUIT STUDY	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-305	ELECTRICAL METERING RISER DIAGRAM	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-306	ELECTRICAL GROUNDING RISER DIAGRAM	0	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-401	ELECTRICAL SCHEDULES SHEET 1	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-402	ELECTRICAL SCHEDULES	3	12/10/2021	12/10/2021	Bulletin #05 (12/10/21)
E-403	ELECTRICAL SCHEDULES	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-404	ELECTRICAL SCHEDULES	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)

Page 13 of 15

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 12

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
E-501	ELECTRICAL DETAIL SHEET 1	3	08/06/2021	08/06/2021	Construction Documents (08/06/21)
E-502	ELECTRICAL DETAILS	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-503	ELECTRICAL DETAILS	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
E-504	ELECTRICAL DETAILS	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
Security					
SE-001	SECURITY LEGEND	3	08/06/2021	08/06/2021	Construction Documents (08/06/21)
SE-101	LEVEL 1 - SECURITY FLOOR PLAN	4	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
SE-102	LEVEL 2 - SECURITY FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-103	LEVEL 3 - SECURITY FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-104	LEVEL 4 - SECURITY FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-105	LEVEL 5 - SECURITY FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-106	LEVEL 6 - SECURITY FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-301	SECURITY STAIRWELL SECTIONS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
SE-501	SECURITY DETAILS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-502	SECURITY DETAILS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
SE-601	SECURITY RISERS	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
SE-701	SECURITY SCHEDULES	4	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
Telecommunications					
T-001	COMMUNICATIONS LEGEND	2	08/06/2021	08/06/2021	Construction Documents (08/06/21)
T-101	LEVEL 1 - COMMUNICATIONS FLOOR PLAN	5	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
T-102	LEVEL 2 - COMMUNICATIONS FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-103	LEVEL 3 - COMMUNICATIONS FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-104	LEVEL 4 - COMMUNICATIONS FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-105	LEVEL 5 - COMMUNICATIONS FLOOR PLAN	4	11/19/2021	11/22/2021	Bulletin #04 (11/19/21)
T-106	LEVEL 6 - COMMUNICATIONS FLOOR PLAN	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-401	TECHNOLOGY ENLARGED ROOMS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-402	TECHNOLOGY ENLARGED ROOMS	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-501	TECHNOLOGY DETAILS	2	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-502	TECHNOLOGY DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
T-503	TECHNOLOGY DETAILS	1	08/06/2021	08/06/2021	Construction Documents (08/06/21)
T-601	TECHNOLOGY CONDUIT RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-602	TECHNOLOGY FIBER BACKBONE RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-603	TECHNOLOGY VOICE BACKBONE RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
T-604	TECHNOLOGY GROUNDING RISER DIAGRAM	3	09/03/2021	09/03/2021	Bulletin #01 (09/03/21)
A/V					
AV001	AV COVER SHEET	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV101	LEVEL 1 - OVERALL AV PLAN	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV102	LEVEL 1 - OVERALL AV CEILING PLAN	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)

Page 14 of 15

Printed on Wed Apr 20. 2022 at 11:40 am EDT A:COM TISHMAN job # : 60657289/ Pl540 AOTC watertown - Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 Tishman Construc tion Corp. of MA dba AECOM Tishman E-501 £LECTRICAL DETAIL SHEET l 08/06/2021 08{06{2021 Constru ction Docume nts(OS/06(21) E-502 ELECTRICAL DETAILS 09/03/2021 09(03/2021 Bullffin #Ol(09/()3/2ll ELECTRICAL DETAILS 09/03/2021 09103/2021 8ulk!tln.;,I01(09/<U121) E-504 ELECTRICAL DETAILS 09(03{2021 09(03/202 1 Bulletin#O I(O!if(ll/21) SE-001 SECURITV LEGEND 03/06{2021 08/06/202 1 Constructio11 Documcnts(08/06/21) 5[.101 LEVEll ·SECURITY flOOR PlAN 1211712021 12130/2021 Bulletin #06(12/17/21) SE-102 LEVEL2 ·SECURI T’!’ fLOOR PLAN 09103/2021 09103/2021 l!uiiQtln •o1 (0!1{03(21) SE-103 LEVEL J .SECURITY FLOOR PLAN 09/0312021 09/0312021 Bul tin#01(09/0J/11) SE·104 LEVEL 4 ·SECURITY FLOOR PLAN 09/03/2021 09103!2021 BuiiE>tlnlt01(09/Ql/21) S £-105 LEVEL S ·S£CURITY fLOOR PLAN 09103/2021 09103/2021 Bulletin-#’01 (09/0 /11) S£-106 LEVEL 6 ·SECURITY FLOOR PLAN 09103/20:21 09103/20:2 1 Bulletin #01 (09/0 /21) SE- 301 SECURITY STAIRWELL SECTIONS 08106!2021 08106/2021 ConstructlonDocuments(08/0<i/21) SE-501 SECURITY DETAILS 09/03/2021 09103/2021 Bullt’linlt01 (091(13/21) S£-502 SECURITY DETAILS 09103{2021 09(03{2021 8ulletin.li01 (0!1/0lf21) SE- 601 SECURITY RISERS 0810612021 0810612021 Constructio11 Docume11b (08/06/21) S£·701 SECURITY SCHEDULES 12/17/2021 12(30/2021 Bullet:ln *06(12/11/21) COMMUNICATIONS LEGEND 08/0612021 oato612021 Construction Documtmh(08/lMi/21) ‘1-101 U:.’VI:’:L ‘1 ·COMM UtHCA’I’IONS FLOOR PLAN 12(17{2021 12(30/2021 l!ulkotin 41106(12/11/21) T-102 LEVEL 2 .COMMUNtCATIONS FLOOR PLAN 09/03/2021 09103/202 1 Bulletin#01(09!Dlf21) T-103 LEVEL 3 ·COJWIMLINK.ATlONS FLOOR PI..J\ N 09/0312021 09/03/2021 Bulk>Untf01 (09!03/21l T-104 LEVEL 4.COMMUNICATIONS FLOOR PLA N 09103/2021 09/0312021 Bulletin #01 (09/03(21) T·10S LEVEL 5 • COMMUNtCATIONS FLOOR PLAN 1lf19/2021 11122/2021 Bul tin #04 ( 11/19/21) LEVEL 6 • COMMLJNtcA110NS FLOOR PLAN 09/03{202] 09/03/2021 Hullet:ln •o • (O!IfOl/21) TECHNOlOGY ENLARGED ROOMS 09(03/2021 09(0J{lG21 l!uiiQtin .li01 (0!1/0lf21) TECHNOLOGY ENLARGED ROOMS 09/0312021 09/03/2021 Bulletin#O I(09/0lf2l) TECHNOlOGY DE TAILS 09/03/2021 09(03/2021 Bulletln#’01 (09/QJ/21) T-S02 TECHNOLOGY DETAILS 03106/2021 08(06/2021 Constructio11 DocU111CI1ts (08106/21) T·S03 TECHNOLOGY DETAILS 0810612021 08106!2021 Constructlo11 Docume11ts (08/06/21) TECHNOlOGY CONDUIT RISEH. OIAGFIAJWI 09103(2021 09(03/2021 l!uiiQtln #01 (0!1(03/21) T- 602 TECHNOLOGY FillER BACKBONE RISER DIAGRAM 0910312021 G9(03/2G21 Bulletin#01 (09/0ll2ll TECHNOLOGY VOICE BACKBONE RISER DIAGRAM 09/03/2021 09(03/2021 Bullt”t:in#01 (09/(ll/21l TECHNOLOGY GROUNDING RISER DIAGRAM 09(03!2021 09/03/202 1 8ulk!tin 401 (0!1/<13111) AV001 AV COVER SHEET 11/24(2021 11(29/2021 eulletlnlf04(ll/19/’ll) AV101 LEVEL 1·OVERALLAV PLAN 11(24/2021 ll/29/2G2 1 Bulletin #04 (11/19121) AV102 LEVEL 1·OVERALLAVCEIUNG PLAN 11!24/2021 1111912021 Bul tin #04 (11119121)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Work Matrix

Execution Version

- Page 13

AECOM TISHMAN

Tishman Construction Corp. of MA dba AECOM Tishman

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
AV103	LEVEL 4 - OVERALL AV CEILING PLAN	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV104	LEVEL 5 - OVERALL AV PLAN	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV201	AV ENLARGED PLANS & ELEVATION	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV202	AV ENLARGED PLANS & ELEVATION	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV203	AV ENLARGED PLANS	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV204	AV ENLARGED PLANS & ELEVATIONS	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV401	AV DETAILS	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV501	LOBBY - IDF SYSTEM FLOW & RACK ELEVATION	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
AV502	ROOF IDF 4TH FLOOR SYSTEM FLOW & RACK ELEVATION	0	11/24/2021	11/29/2021	Bulletin #04 (11/19/21)
Physical Security					
PS-001	GENERAL NOTES	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
PS-100	OVERALL SITE PLAN	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
PS-101	ENLARGED PLANS	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
PS-500	SECTIONS AND DETAILS	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)
PS-501	SECTIONS AND DETAILS	0	12/17/2021	12/30/2021	Bulletin #06 (12/17/21)

Page [illegible] of [illegible]

A:COM TISHMAN Tishman Construc tion Corp. of MA dba AECOM Tishman Printed on Wed Apr 20. 2022 at 11:40 am EDT job # : 60657289/ Pl540 AOTC watertown ·Building 2 3 Kingsbury Avenue Watertown, Massac husetts 02472 A.VlOl lEV EL 4 . OVERA LL AV CEIU N G PlAN 11(24/2021 11/19/2021 Bulletin #04 (ll/19f2l) 11(29{2021 Bullffin #04(ll/1911ll 11(29/2021 8ulk!tln.;,I04(11/l9f21) 11{29/202 1 Bulletin#04 (ll/l9(21) 11129/2021 Bullf’lln ff04 (ll/l9/2l) 11129/202 1 Bullctin.t04(ll/19/21) 11129/2021 Bulletin #04 (11/19/21) 11(251/2021 l!uiiQtln •o4 (11/19(21) 11129/2021 B u l tin#04 (11/19/21) 12/30/2021 8u lletin.#06(12/17121) 12/.30/202 1 Bulletin #06(12/17121) 12(30/2021 Bulletin#06(12/l1/21) 12(30/2021 Bullt’lin #06(12/17121) 12/30/2021 8u lletin.li06(12jl7/21) AV104 LEVEL 5 ·OVERALL AV PLAN 1 112412021 11(2d{2021 11/2:4/2021 llf24/2021 11/24/2021 ll/24/2021 11(24f2021 11(24/2021 AV ENLARGED PlANS & ELEVATION AV ENLARGE D PLANS & ELEVATION A.V2()3 AV ENL ARGED PLANS AV204 AV ENLARGED PLANS & ELEVAnONS AV401 AVDETAILS AVS01 LOBBY ·IDf SYS EM FLOW & RAct::ELEVATION R OOF IDF 4TH FLOOR SYSTEM FLOW & RACK ELEVATION PS-001 GENERAL NOTES 1 2(17/2021 12117/20:21 12Jl7/2021 1211712021 PS-100 OVERALL SITE PLAN PS-101 ENLARGED PLANS PS·SOO SECTIONS AND DETAILS PS-501 SECTIONS AND DETAILS 12(17/2021

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexadria and the Alexadria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Schedule 3

Execution Version

- Page 1

SCHEDULE 3

Infectious Diseases

This rider shall apply if the General Contractor, or its agents or subcontractors, shall enter onto the Project or into any building of Landlord (an “ARE Building”) at a time when any of the following criteria are met: (a) an infectious disease is rapidly increasing in incidence or geographic range in the United States, is not preventable by vaccine, and carries with it health risks (and likelihood of suffering such health risks) to the general public worse than the common seasonal flu, or (b) a pandemic or epidemic exists, or (c) any federal or applicable state or local authority has declared a health emergency on account of an infectious disease. As used in this Rider, any disease which causes this Rider to be applicable is referred to herein as an “Applicable Infectious Disease.” For the avoidance of doubt, COVID-19 is an Applicable Infectious Disease.

(a) Pre-Screening Measures. Prior to each entry by any employee of General Contractor, or its agents or subcontractors, onto the Property or into any ARE Building, General Contractor shall pre-screen such employee (or ensure and document that each such employee self-screens) for the Applicable Infectious Disease, using all criteria recommended by the Centers for Disease Control and Prevention (“CDC”) and federal, state and local governmental authorities. General Contractor shall not permit any such employee, agent or subcontractor who does not pass the pre-screening (or self-screening) to enter onto the Project or into any ARE Building until such time as allowed following all recommendations of the CDC and all federal, state and local governmental authorities.

In the event that General Contractor learns that, notwithstanding pre-screening (or self-screening), an employee of General Contractor, or its agents or subcontractors who did not meet the screening criteria has entered the Project or an ARE Building (or within the incubation period after such entry such employee has been diagnosed or shows symptoms of the Applicable Infectious Disease), General Contractor shall immediately notify Landlord. General Contractor will inform Landlord of the areas of the Project and any building accessed by such employee and approximate date/time of access, but General Contractor shall not provide Landlord with any personally identifying information or health information of the employee.

By way of example, the pre-screening (or self-screening) for COVID-19 shall include having the employee actively confirm the information listed below. General Contractor shall not permit any of its employees, agents or subcontractors, to enter any ARE Building unless they have, no earlier than the morning of such entry, passed one of the following screens:

Screening A – For Those Fully Vaccinated (an individual is considered fully vaccinated 2 weeks after the last dose in a two-dose series or 2 weeks after a one-dose vaccine)

1. Have you experienced any of the following new or unexplained symptoms in the last 48 hours? (Check the CDC website regularly for updates to the list of symptoms.)

•	fever or chills,

•	cough,

•	shortness of breath or difficulty breathing,

•	fatigue,

•	muscle or body aches,

•	headache,

•	new loss of taste or smell,

•	sore throat,

•	congestion or runny nose,

•	nausea or vomiting, or

•	diarrhea.

If you answered “YES” to Question 1, you may not enter the ARE Building.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Schedule 3

Execution Version

- Page 2

If you answered “NO” to Question 1, proceed to Question 2.

2. Are you quarantining or isolating because you tested positive for COVID-19 or are worried you may be sick with COVID-19?

If you answered “YES” to Question 2, you may not enter the ARE Building.

If you answered “NO” to Question 2, proceed to Question 3.

3. Have you been in close contact in the last 14 days (or such shorter or longer period as specified by your local health department) with one of the following:

•	Anyone who is known to have laboratory-confirmed COVID-19

•	Anyone who has any symptoms consistent with COVID-19

If you answered “NO” to Question 3, proceed to Question 4.

If you answered “YES” to Question 3, proceed to Question 5.

4. Have you traveled internationally in the last 14 days?

If you answered “NO” to Question 4, you may enter the ARE Building.

If you answered “YES” to Question 4, proceed to Question 5.

5. Were you tested 3–5 days after your exposure with the close contact, or after traveling internationally, and did you receive negative test results?

If you answered “YES” to Question 5, you may enter the ARE Building.

If you answered “NO” to Question 5, you may not enter the ARE Building.

Screening B – For Those Not Fully Vaccinated

You must answer “NO” to the following five questions in order to enter any ARE Building:

1. Have you experienced any of the following new or unexplained symptoms in the last 48 hours? (Check the CDC website regularly for updates to the list of symptoms.)

•	fever or chills,

•	cough,

•	shortness of breath or difficulty breathing,

•	fatigue,

•	muscle or body aches,

•	headache,

•	new loss of taste or smell,

•	sore throat,

•	congestion or runny nose,

•	nausea or vomiting, or

•	diarrhea.

2. Are you quarantining or isolating because you tested positive for COVID-19 or are worried you may be sick with COVID-19?

3. Have you been in close contact in the last 14 days (or such shorter or longer period as specified by your local health department) with at least one of the following:

•	Anyone who is known to have laboratory-confirmed COVID-19

•	Anyone who has any symptoms consistent with COVID-19

4. Have you traveled internationally in the past 10 days?

Answer “NO” if you have self-quarantined for 7 days after travel and tested negative based on a viral test 3-5 days after travel.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Schedule 3

Execution Version

- Page 3

5. Are you currently waiting on the results of a COVID-19 test?

Answer “NO” if you’re waiting on the results of a routine asymptomatic COVID-19 test (e.g., to fulfill a pre-travel requirement).

*Note: It is General Contractor’s obligation to regularly consult with the CDC guidelines, as well as those of state and local governments, and update these questions to at all times reflect current guidance as to when it is appropriate for employees to go to work and/or return to work.

If an employee of General Contractor, or its agents or subcontractors, does not meet the screening criteria above, then General Contractor will not permit such employee to enter the Project or any ARE Building unless or until the employee has met the criteria established by the CDC for being around others (ending home isolation) and returning to work (e.g., https://www.cdc.gov/coronavirus/2019-ncov/hcp/disposition-in-home-patients.html and https://www.cdc.gov/coronavirus/2019-ncov/your-health/quarantine-isolation.html).

(b) General Contractor’s Compliance with Applicable Regulations and Guidelines. General Contractor shall comply with and implement (and cause its agents and subcontractors to comply with and implement) the following to mitigate the spread of Applicable Infectious Diseases, including COVID-19:

(i) Industry best practices related to the Applicable Infectious Disease (and General Contractor shall continually monitor industry best practices); and

(ii) All guidance and requirements of any applicable state or local government or governmental agency relating to the Applicable Infectious Disease (and General Contractor shall continually monitor such guidance and requirements); and

(iii) All guidance and requirements of the Occupational Safety and Health Administration (“OSHA”) related to the Applicable Infectious Disease (and General Contractor shall continually monitor the OSHA’s website for updates thereto); and

(iv) All guidance issued by the CDC related to the Applicable Infectious Disease and General Contractor shall continually monitor CDC’s website for updates thereto); and

(v) All policies or procedures adopted by Landlord with respect to the building from time to time (provided General Contractor has been given a copy of them).

(c) Face Coverings. Without limiting the generality of the foregoing obligations, unless notified otherwise in writing from Landlord, at all times this Rider is applicable, General Contractor shall cause all employees of General Contractor, and its agents and subcontractors, to wear face masks at all times when in any ARE Building, unless industry best practices, guidance or requirements of government or governmental agency, guidance or requirements of OSHA, guidance issued by the CDC, or policies or procedures adopted by Landlord require more highly protective personal protective equipment, in which case General Contractor shall cause all of its employees, and its agents and subcontractors, to wear such personal protective equipment.

(d) Relationship of Parties. For the avoidance of doubt, General Contractor is and remains in all respects solely responsible for its employees the employees of its agents and subcontractors, and the direction and supervision thereof, including, without limitation, ensuring their compliance with all pre-screening requirements and other infectious disease mitigation measures General Contractor undertakes (pursuant to contractual or statutory obligations, or otherwise) to comply with industry best practices, the guidance and requirements of OSHA, CDC, and applicable government authorities, and ARE Building policies and procedures. The relationship of Landlord and General Contractor is and remains solely that of a company contracting with a third-party General Contractor, and the terms of this section do not create

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Schedule 3

Execution Version

- Page 4

a joint employer relationship with respect to General Contractor’s employees (or the employees/members of General Contractor’s agents or subcontractors), or any other partnership or joint venture relationship.

[Remainder of page left blank]

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. D

Execution Version

- Page 1

EXHIBIT D

ACKNOWLEDGEMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this _____ day of ______________, 202_, between ARE-MA REGION NO. 75, LLC, a Delaware limited liability company (“Landlord”), and ______________________, a _______________ (“Tenant”), and is attached to and made a part of that certain Lease Agreement dated as of ______________, 202_ (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ______________, 20__, the expiration date of the Base Term of the Lease shall be at 11:59 p.m. on ______________, 20__, and the Rent Commencement Date is _______________, 20__. In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

,
a

By:
Name:
Title:

☐ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-MA REGION NO. 75, LLC, a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
Name:
Title:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. E

Execution Version

- Page 1

EXHIBIT E

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project (except as permitted by the terms of this Lease).

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Building without Landlord’s express written consent.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project.

Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. E

Execution Version

- Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20. Tenant shall cause any vendors and other service providers hired by Tenant to perform construction or repair services at the Premises to maintain in effect workers’ compensation insurance as required by Legal Requirements and commercial general liability insurance with commercially reasonable coverage amounts. Tenant shall cause such vendors and service providers to provide Landlord with certificates of insurance evidencing the required coverages prior to the applicable vendor or service provider providing any services to Tenant at the Project. Notwithstanding the foregoing, this Paragraph 20 shall apply only to vendors and service providers that are actually performing construction or repair work within the Premises (as opposed to, for example, delivery services).

21. Neither Tenant nor any of the Tenant Parties shall have the right to photograph, videotape, film, digitally record or by any other means record, transmit and/or distribute any images, pictures or videos of all or any portion of the Premises or the Project, provided that Tenant may use images of the interior of the Premises (that do not depict areas outside the Premises) for business purposes so long as neither Landlord’s name, the name of its affiliates, the name “Arsenal on the Charles”, nor the address of the

Premises is visible in the images or otherwise identified.

22. Tenant shall regularly review the guidelines published by the Centers for Disease Control (CDC) and any state and/or local governmental agencies, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to limit or prevent the spread or transmission of Infectious Conditions.

23. Without limiting Landlord’s general right to amend, update, and implement new rules and regulations, Tenant acknowledges that Landlord has the right, but has no obligation, to implement additional rules and regulations relating to access to the Premises, the Building and/or the Project (including, without limitation, the Amenities) that are intended to promote and protect health and physical well-being and/or prevent or limit the spread or transmission of Infectious Conditions.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. F

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EXHIBIT F

REMOVABLE INSTALLATIONS

[TO BE DETERMINED BY LANDLORD IN CONNECTION WITH LANDLORD’S APPROVAL OF THE TI

CONSTRUCTION DRAWINGS]

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. G

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EXHIBIT G

DESIGNATED ROOF TOP AREA

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. H

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EXHIBIT H

IDENTIFICATION OF EAST GARAGE

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[Building 2] (AOTC) / Enanta Pharmaceuticals, Inc. – Ex. I

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EXHIBIT I

DESCRIPTION OF TENANT’S USE AT 500 ARSENAL

Tenant informs Landlord as follows with respect to Tenant’s hazardous materials at 500 Arsenal Street, Watertown:

Enanta Pharmaceuticals, Inc. is a biotechnology company that performs research and development to create small molecule therapeutics through medicinal chemistry synthesis, small scale production and process development, as well as in vitro and in vivo testing of new compounds. The company’s lab operations at 500 Arsenal Street, Watertown, MA consist of approximately 50,000 square feet (the “500 Arsenal Space”) and house chemistry, biology, DMPK, and toxicology operations.

Enanta Pharmaceuticals stores about 1100 gallons of hazardous substances (not hazardous wastes) on site at the 500 Arsenal Space for the research and development of pharmaceutical products. All hazardous substances are stored indoors and within interior rooms that have restricted access and are only accessible by authorized employees with badge access. All labs have proper signage posted on entry doors indicating the hazards present and PPE required to enter.

At the 500 Arsenal Space, Enanta maintains compliance with all federal, state, and local hazardous materials regulations and currently has up-to-date permits including, but not limited to: Watertown Flammable Materials Permit, Watertown Hazardous Materials Permit, DOT Hazardous Materials Certificate of Registration, MassDEP Large Quantity Generator of Hazardous Waste.

Enanta’s highest biohazard lab rating at the 500 Arsenal Space is BSL-2, and all lab entry doors have proper signage indicating the substances being used in the lab and PPE required to enter it. Enanta has established an Institutional Biosafety Committee (IBC) for the 500 Arsenal Space that meets annually and maintains an up-to-date permit with The Watertown Biotechnology and Use of Recombinant DNA Molecule Technology regulation.

All Enanta employees undergo safety training within one week of hire and annual safety trainings are given to all employees. All employees are trained on emergency procedures and, as applicable to the employees’ job duties, the following topics: OSHA HazCom standard, Bloodborne pathogen standard, Biological safety, Chemical Hygiene, Radioactive Materials Awareness, Personal Protective Equipment, Spill or exposure response procedures, Hazardous Waste handling and procedures.

Enanta’s safety policies and manuals are available to all employees on the Intranet including: Emergency Action Plan, Chemical Hygiene Plan, Hazardous Waste Contingency Plan, Biological Safety Manual, Bloodborne Pathogens Manual.

Upon Landlord’s written request, Tenant agrees to deliver to Landlord a list which identifies each type and quantity of hazardous substances used, stored, handled, treated, generated on, or released or disposed of from, the 500 Arsenal Space as of the date of the Building 2 Lease Agreement between Landlord and Tenant.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.